W&R Funds
                      Asset Strategy Fund
                      Core Equity Fund
                      High Income Fund
                      International Growth Fund
                      Large Cap Growth Fund
                      Limited-Term Bond Fund
                      Mid Cap Growth Fund
                      Money Market Fund
                      Municipal Bond Fund
                      Science and Technology Fund
                      Small Cap Growth Fund
                      Tax-Managed Equity Fund

                    Annual
                    Report
                    --------------
                    March 31, 2003

CONTENTS


         3     Asset Strategy Fund

        22     Core Equity Fund

        39     High Income Fund

        61     International Growth Fund

        79     Large Cap Growth Fund

        95     Limited-Term Bond Fund

       113     Mid Cap Growth Fund

       131     Money Market Fund

       144     Municipal Bond Fund

       165     Science and Technology Fund

       183     Small Cap Growth Fund

       200     Tax-Managed Equity Fund

       217     Notes to Financial Statements

       243     Independent Auditors' Report

       244     Income Tax Information

       247     Directors & Officers

       254     Annual Privacy Notice

       256     Householding Notice





This report is submitted for the general information of the shareholders of W&R Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied with or preceded by the W&R Funds, Inc. current prospectus and current Fund performance information.

MANAGERS' DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of W&R Funds, Inc. - Asset Strategy Fund


This report relates to the operation of W&R Funds, Inc. -- Asset Strategy Fund for the fiscal year ended March 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund posted slightly negative returns for the fiscal year, as the Class C shares of the Fund declined 0.79 percent. The Fund outperformed its stock benchmark index, the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which decreased 24.76 percent during the fiscal year, and the Lipper Flexible Portfolio Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which decreased 13.68 percent for the fiscal year. However, the Fund lagged its bond benchmark indexes, as the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market) increased 11.56 percent for the fiscal year, and the Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit) increased 1.66 percent for the year. Multiple indexes are presented because the Fund invests in stocks and bonds and short-term instruments. Please note that while the Fund's bond benchmarks remain the same, their names have changed from the Salomon Brothers indexes to the Citigroup indexes.

Why did the Fund outperform its stock benchmarks but lag its bond and short-term benchmarks?
The Fund's relative outperformance compared to the S&P 500 and stock benchmark universe was attributable to our asset allocation decision. We maintained a low exposure to U.S. equities and high exposure to U.S. short-term fixed-income securities and precious metals (specifically, gold bullion and gold-related equities) throughout the year relative to these benchmark comparisons. Essentially, most of our bond investments were short-term U.S. Treasuries. This was more of a defensive posture, desiring to be very liquid and not take on a lot of price risk. Because interest rates declined so much during the year, longer duration bonds performed better than our shorter-duration bonds which helps to explain our underperformance versus the bond benchmark index.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Although the Fund's relative performance was competitive, we were not pleased with the Fund's absolute performance, which was negative. This poor absolute performance was, in our view, primarily the result of market events in the last quarter. For the quarter, the Fund declined 1.19 percent. In the final weeks of the period, the equity market had a significant rally. Precious metals and fixed-income markets underperformed. Why? We believe that the financial markets were greatly distracted by daily events as they pertained to the war in Iraq. We feel that too little attention was focused on the U.S. economy and the increasingly dim prospect of an acceleration in growth over the next 12 months. Our view is that if investors were not captivated by daily war developments, the equity market would have had to trade on fundamentals, meaning, we believe, lower valuation levels.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Our defensive posture of emphasis on short-term fixed-income securities and precious metals over equities had a positive effect on Fund performance for most of the year. However, in the last quarter, this strategy had a negative effect as equities rallied and precious metals and fixed-income underperformed.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
As mentioned earlier, during the last fiscal year we emphasized U.S. short-term fixed-income securities and precious metals such as gold bullion and gold-related equities. Going forward, we plan to continue this defensive strategy, which is based on our cautious view of the equity market. When the equity market refocuses on secular issues, we believe it will have to reconcile the systemic problem of excessive debt, particularly in the private sector, with temporary disruptions. We feel that the equity market has not fully appreciated that in any economy with high debt levels, a dependency on foreign capital and poor growth prospects, the debt must be either inflated or defaulted away. Looking ahead, we expect gold to continue to play an important role in the Fund's portfolio. In an economy with deteriorating debt quality, current account deficit, low growth prospects and declining demand for equities, we believe that the value of the paper currency of that economy is at risk of devaluation. For the U.S. economy, we believe that there are few viable currencies for the dollar to devalue against. Gold is unique in that it is relatively scarce, has no offsetting liabilities and is generally ignored by the investment community.


Respectfully,


Michael L. Avery
Daniel J. Vrabac
Managers
W&R Asset Strategy Fund

Comparison of Change in Value of $10,000 Investment


                      W&R                     Citigroup    Lipper
                    Asset           CitigroupShort-Term  Flexible
                 Strategy               Broad Index for Portfolio
                    Fund,          Investment   1 month     Funds
                  Class C   S&P 500     GradeCertificatesUniverse
                   Shares     Index     Indexof Deposit   Average
               ------------ --------------------------- ---------
     04-30-95      10,000    10,000    10,000    10,000    10,000
     03-31-96      10,300    12,832    10,936    10,541    11,887
     03-31-97      10,212    15,366    11,473    11,122    13,179
     03-31-98      12,758    22,748    12,848    11,760    17,009
     03-31-99      12,987    26,963    13,682    12,406    18,200
     03-31-00      18,129    31,862    13,930    13,097    20,969
     03-31-01      17,365    24,898    15,681    13,949    18,983
     03-31-02      17,020    24,950    16,519    14,387    19,256
     03-31-03      16,886    18,773    18,428    14,626    16,622

     ====      W&R Asset Strategy Fund, Class C Shares (1)(2) -- $16,886
     ++++      S&P 500 Index (1) -- $18,773
     -+-+-+    Citigroup Broad Investment Grade Index (1) -- $18,428
     *--*--    Citigroup Short-Term Index for 1 Month Certificates of Deposit
               (1) --  $14,626
     ----      Lipper Flexible Portfolio Funds Universe Average (1) -- $16,622

(1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, the investments were effected as of April 30, 1995.

(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                           Average Annual Total Return(3)
                    Class A     Class B      Class C(4)  Class Y
                    ---------------------------------------------
1-year period ended
  3-31-03             -5.76%    -4.87%         -0.79%      0.08%
5-year period ended
  3-31-03              ---       ---            5.77%      6.70%
Since inception of
  Class through
  3-31-03(5)          -3.97%    -3.52%          6.81%      7.93%

(3)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(4)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(5)7-10-00 for Class A shares, 7-3-00 for Class B shares, 4-20-95 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND

-----------------------------------------------------------------
Asset Strategy Fund

GOAL
To seek high total return over the long term.

Strategy
Invests in stocks, bonds and short-term instruments. Within each of these classes, the Fund may invest in both domestic and foreign securities.

Founded
1995

Scheduled Dividend Frequency
Quarterly (March, June, September and December)

Performance Summary - Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2003
----------------------------------------

Dividends paid                   $0.06
                                 =====

Net asset value on
3-31-03                         $11.17
3-31-02                          11.32
                                ------
Change per share                $(0.15)
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND

-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------   -------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-03       -5.76%     0.00%         -4.87%         -0.92%
 5-year period
  ended 3-31-03        ---       ---            ---            ---
10-year period
  ended 3-31-03        ---       ---            ---            ---
Since inception
  of Class(F)         -3.97%    -1.85%         -3.52%         -2.67%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C) Performance data does not take into account the sales load deducted on an initial purchase.
(D) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E) Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F) 7-10-00 for Class A shares and 7-3-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period             Class C(B)   Class Y(C)
------             ---------    ---------
 1-year period
  ended 3-31-03        -0.79%     0.08%
 5-year period
  ended 3-31-03         5.77%     6.70%
10-year period
  ended 3-31-03          ---       ---
Since inception
  of Class(D)           6.81%     7.93%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C) Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D) 4-20-95 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND

-----------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, Asset Strategy Fund had net assets totaling $64,439,478 invested in a diversified portfolio of:

   52.55% United States Government Securities
   26.19% Common Stocks
    9.21% Corporate Debt Securities
    8.21% Bullion
    3.21% Other Government Securities
    0.63% Cash and Cash Equivalents and Unrealized Loss on
            Open Forward Currency Contracts

As a shareholder of Asset Strategy Fund, for every $100 you had invested on March 31, 2003, your Fund owned:

  $52.55  United States Government Securities
   26.19  Common Stocks
    9.21  Corporate Debt Securities
    8.21  Bullion
    3.21  Other Government Securities
    0.63 Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts

THE INVESTMENTS OF ASSET STRATEGY FUND

     March 31, 2003

                                                Troy
                                              Ounces        Value

BULLION - 8.21%
 Gold  ...................................    15,743    $ 5,291,868
                                                        -----------
 (Cost: $5,084,196)

                                              Shares

COMMON STOCKS
Aircraft -0.76%
 Northrop Grumman Corporation  ...........     5,700        489,060
                                                        -----------

Chemicals - Petroleum and Inorganic - 0.52%
 Potash Corporation of Saskatchewan Inc.       5,400        333,720
                                                        -----------

Coal - 0.36%
 CONSOL Energy Inc.  .....................     3,800         62,814
 Massey Energy Company  ..................     7,000         65,800
 Peabody Energy Corporation  .............     3,780        105,424
                                                        -----------
                                                            234,038
                                                        -----------

Communications Equipment - 0.42%
 Nokia Corporation, Series A, ADR  .......    19,300        270,393
                                                        -----------

Computers -- Peripherals - 0.55%
 Electronic Arts Inc.*  ..................     6,100        357,765
                                                        -----------

Construction Materials - 0.21%
 Cemex, S.A. de C.V., ADR  ...............     7,600        132,544
                                                        -----------

Farm Machinery - 0.24%
 Deere & Company  ........................     3,900        153,114
                                                        -----------

Food and Related - 0.76%
 American Italian Pasta Company, Class A*      3,600        155,700
 ConAgra Foods, Inc.  ....................    16,600        333,328
                                                        -----------
                                                            489,028
                                                        -----------

Forest and Paper Products - 0.49%
 Weyerhaeuser Company  ...................     6,600        315,678
                                                        -----------

Gold and Precious Metals - 10.18%
 Agnico-Eagle Mines Limited  .............    52,000        681,720
 Barrick Gold Corporation  ...............   165,791      2,579,708
 Glamis Gold Ltd.*  ......................    25,500        263,670
 Kinross Gold Corporation (A)*  ..........    23,100        142,144
 Meridian Gold Inc. (A)*  ................    47,210        447,966
 Placer Dome Inc.  .......................   249,391      2,444,032
                                                        -----------
                                                          6,559,240

                                                        -----------

Health Care -- General - 0.25%
 Wyeth  ..................................     4,300        162,626
                                                        -----------

Hospital Supply and Management - 0.28%
 Health Management Associates,
   Inc., Class A .........................     9,429        179,151
                                                        -----------

Household --General Products - 0.29%
 Clorox Company (The)  ...................     4,000        184,680
                                                        -----------

Mining - 4.94%
 Newmont Mining Corporation  .............    87,345      2,284,072
 Phelps Dodge Corporation*  ..............     9,100        295,568
 Rio Tinto plc (A)  ......................    32,450        604,064
                                                        -----------
                                                          3,183,704
                                                        -----------

Multiple Industry - 0.19%
 Companhia Vale do Rio Doce, ADR  ........     4,600        123,970
                                                        -----------

Petroleum -- Canada - 0.45%
 Nabors Industries Ltd.*  ................     7,200        287,064
                                                        -----------

Petroleum -- Domestic - 3.04%
 Anadarko Petroleum Corporation  .........    16,141        734,416
 Burlington Resources Inc.  ..............    18,858        899,715
 Patterson-UTI Energy, Inc.*  ............    10,100        326,483
                                                        -----------
                                                          1,960,614
                                                        -----------

Petroleum -- International - 1.24%
 Exxon Mobil Corporation  ................    22,853        798,712
                                                        -----------

Petroleum -- Services - 1.02%
 Baker Hughes Incorporated  ..............    22,054        660,076
                                                        -----------

TOTAL COMMON STOCKS - 26.19%                            $16,875,177
 (Cost: $17,562,981)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Banks - 1.09%
 Banco Nacional de Comercio Exterior,
   S.N.C.,
   7.25%, 2-2-04 .........................      $580        604,650
 Unibanco - Uniao de Bancos Brasileiros S.A.,
   7.25%, 8-26-03 ........................       100         98,989
                                                        -----------
                                                            703,639
                                                        -----------

Beverages - 0.97%
 Coca-Cola FEMSA, S.A. de C.V.,
   8.95%, 11-1-06 ........................       450        516,938
 Pepsi-Gemex, S.A. de C.V.,
   9.75%, 3-30-04 ........................       100        107,625
                                                        -----------
                                                            624,563
                                                        -----------

Broadcasting - 0.68%
 Grupo Televisa, S.A.,
   8.625%, 8-8-05 ........................       400        440,000
                                                        -----------

Food and Related - 1.20%
 GRUMA, S.A. de C.V.,
   7.625%, 10-15-07 ......................       250        252,500
 Kellogg Company,
   6.625%, 1-29-04 .......................       500        518,923
                                                        -----------
                                                            771,423
                                                        -----------

Forest and Paper Products - 0.80%
 Abitibi-Consolidated Inc.,
   8.3%, 8-1-05 ..........................       250        266,943
 International Paper Company,
   8.125%, 7-8-05 ........................       225        251,809
                                                        -----------
                                                            518,752
                                                        -----------

Furniture and Furnishings - 0.17%
 Leggett & Platt, Incorporated,
   7.65%, 2-15-05 ........................       100        108,505
                                                        -----------

Leisure Time Industry - 0.31%
 Royal Caribbean Cruises Ltd.,
   8.125%, 7-28-04 .......................       200        200,000
                                                        -----------

Multiple Industry - 1.17%
 Ford Motor Credit Company,
   6.125%, 4-28-03 .......................       500        500,529
 National Rural Utilities Cooperative
   Finance Corporation,
   3.0%, 2-15-06 .........................       250        253,087
                                                        -----------
                                                            753,616
                                                        -----------

Petroleum -- International - 0.83%
 Petroleos Mexicanos,
   6.5%, 2-1-05 ..........................       500        533,125
                                                        -----------

Petroleum -- Services - 0.26%
 Pemex Finance Ltd. and Petroleos Mexicanos,
   8.02%, 5-15-07 ........................       150        169,547
                                                        -----------

Railroad - 0.25%
 MRS Logistica S.A.,
   10.625%, 8-15-05 ......................       202        161,893

                                                        -----------

Trucking and Shipping - 0.47%
 WMX Technologies, Inc.,
   6.375%, 12-1-03 .......................       300        305,967
                                                        -----------

Utilities -- Electric - 0.43%
 Dominion Resources, Inc.,
   7.625%, 7-15-05 .......................       250        277,554
                                                        -----------

Utilities -- Telephone - 0.58%
 Comtel Brasileira Ltda.,
   10.75%, 9-26-04 .......................       150        147,046
 Telefonos de Mexico, S.A. de C.V.,
   8.25%, 1-26-06 ........................       200        224,250
                                                        -----------
                                                            371,296
                                                        -----------

TOTAL CORPORATE DEBT SECURITIES - 9.21%                  $5,939,880
 (Cost: $5,887,789)

OTHER GOVERNMENT SECURITIES
Brazil - 1.65%
 Federative Republic of Brazil (The),
   11.0%, 1-11-12 ........................     1,250      1,062,500
                                                      ------------

Germany - 1.10%
 Bundesschwatzanweisungen Treasury Note,
   2.5%, 3-18-05 (B) .....................    EUR650        709,845
                                                        -----------

Mexico - 0.46%
 United Mexican States,
   8.625%, 3-12-08 .......................    $  250        293,750
                                                        -----------

TOTAL OTHER GOVERNMENT SECURITIES - 3.21%                $2,066,095
 (Cost: $1,962,258)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury Notes:
   2.75%, 10-31-03 .......................    10,000     10,094,140
   3.0%, 2-29-04 .........................     5,000      5,083,400
   3.375%, 4-30-04 .......................     3,000      3,070,077
   1.75%, 12-31-04 .......................    10,000     10,057,420
   7.5%, 2-15-05 .........................     5,000      5,557,420
                                                        -----------
TOTAL UNITED STATES GOVERNMENT SECURITIES - 52.55%      $33,862,457
 (Cost: $33,483,015)                                    -----------

                                                Face
                                           Amount in
                                           Thousands

UNREALIZED GAIN (LOSS) ON OPEN
FORWARD CURRENCY CONTRACTS - (0.21%)
 Euro Dollar, 11-7-03 (B)  ...............  EUR1,803         22,531
 Euro Dollar, 11-7-03 (B)  ...............     1,803       (157,555)
 Swiss Franc, 2-11-04 (B)  ...............    CHF870           (626)
                                                        -----------
                                                        $  (135,650)

                                                        -----------

TOTAL SHORT-TERM SECURITIES - 1.57%                     $ 1,010,439
 (Cost: $994,238)

TOTAL INVESTMENTS - 100.73%                             $64,910,266
 (Cost: $64,974,477)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.73%)        (470,788)

NET ASSETS - 100.00%                                    $64,439,478


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

(A)Listed on an exchange outside the United States.

(B)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro, CHF - Swiss Franc).

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     ASSET STRATEGY FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investments -- at value (Notes 1 and 3):
   Bullion (cost - $5,084)..................................   $ 5,292
   Securities (cost - $59,890)..............................    59,618
                                                               -------
                                                                64,910
 Cash  .....................................................         1
 Receivables:
   Dividends and interest...................................       419
   Investment securities sold...............................       133
   Fund shares sold ........................................        55
 Prepaid insurance premium .................................         1
                                                               -------
    Total assets  ..........................................    65,519
LIABILITIES                                                    -------
 Payable for investment securities purchased  ..............       881
 Payable to Fund shareholders  .............................       166
 Accrued shareholder servicing (Note 2)  ...................        17
 Accrued accounting services fee (Note 2)  .................         3
 Accrued distribution and service fees (Note 2)  ...........         2
 Accrued management fee (Note 2)  ..........................         1
 Other  ....................................................        10
                                                               -------
    Total liabilities  .....................................     1,080
                                                               -------
      Total net assets .....................................   $64,439
NET ASSETS                                                     =======
 $0.01 par value capital stock:
   Capital stock ...........................................   $    58
   Additional paid-in capital...............................    67,023
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .........        25
   Accumulated undistributed net realized loss
    on investment transactions  ............................    (2,602)
   Net unrealized depreciation in value of investments .....       (65)
                                                               -------
    Net assets applicable to outstanding units of
      capital ..............................................   $64,439
Net asset value per share (net assets divided                  =======
 by shares outstanding):
 Class A  ..................................................    $11.18
 Class B  ..................................................    $11.17
 Class C  ..................................................    $11.17
 Class Y  ..................................................    $11.18
Capital shares outstanding:
 Class A  ..................................................       844
 Class B  ..................................................       301
 Class C  ..................................................     4,520
 Class Y  ..................................................       103
Capital shares authorized ..................................   200,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     ASSET STRATEGY FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ...............................    $1,424
   Dividends (net of foreign withholding taxes of $7) ......       155
                                                                ------
    Total income  ..........................................     1,579
 Expenses (Note 2):                                             ------
   Investment management fee ...............................       416
   Distribution fee:
    Class A  ...............................................         1
    Class B  ...............................................        22
    Class C  ...............................................       369
    Class Y  ...............................................         2
   Shareholder servicing:
    Class A  ...............................................        15
    Class B  ...............................................        12
    Class C  ...............................................       134
    Class Y  ...............................................         1
   Service fee:
    Class A  ...............................................        15
    Class B  ...............................................         7
    Class C  ...............................................       123
   Registration fees .......................................        38
   Accounting services fee .................................        35
   Custodian fees ..........................................        23
   Audit fees ..............................................        13
   Legal fees ..............................................         4
   Other ...................................................        22
                                                                ------
    Total  .................................................     1,252
                                                                ------
       Net investment income  ..............................       327
                                                                ------


See Notes to Financial Statements.

     ASSET STRATEGY FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
 Realized net gain on securities  ..........................     1,150
 Realized net gain on futures contracts  ...................       167
 Realized net loss on forward currency contracts  ..........      (173)
 Realized net loss on written options  .....................      (360)
 Realized net gain on purchased options  ...................        75
 Realized net gain on foreign currency transactions  .......         7
                                                                ------
   Realized net gain on investments ........................       866
 Unrealized depreciation in value of securities                 ------
   during the period .......................................    (1,539)
 Unrealized depreciation in value of forward currency
   contracts during the period .............................      (134)
   Unrealized depreciation in value of investments              ------
    during the period  .....................................    (1,673)
                                                                ------
    Net loss on investments  ...............................      (807)
                                                                ------
      Net decrease in net assets resulting from operations .    $ (480)
                                                                ======


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     ASSET STRATEGY FUND
     (In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income .................   $   327      $   933
   Realized net gain (loss) on investments       866       (3,330)
   Unrealized appreciation (depreciation)     (1,673)       1,177
                                             -------      -------
    Net decrease in net assets resulting
      from operations ....................      (480)      (1,220)
                                             -------      -------
 Distributions to shareholders from (Note 1E):(A)
   Net investment income:
    Class A  .............................       (88)         (89)
    Class B  .............................       (12)         (44)
    Class C  .............................      (264)        (911)
    Class Y  .............................       (11)         (16)
   Realized gains on investment transactions:
    Class A  .............................       ---          (64)
    Class B  .............................       ---          (43)
    Class C  .............................       ---         (833)
    Class Y  .............................       ---          (10)
                                             -------      -------
                                                (375)      (2,010)
                                             -------      -------
 Capital share transactions
   (Note 5) ..............................    11,160       (1,608)
                                             -------      -------
   Total increase (decrease)..............    10,305       (4,838)
NET ASSETS
 Beginning of period  ....................    54,134       58,972
                                             -------      -------
 End of period  ..........................   $64,439      $54,134
                                             =======      =======
   Undistributed net investment
    income  ..............................   $    25      $    66
                                             =======      =======

(A)  See "Financial Highlights" on pages 18 - 21.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     ASSET STRATEGY FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         7-10-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period         $11.33 $11.98         $15.22
                             ------ ------         ------
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.16   0.25           0.15
 Net realized and
   unrealized loss
   on investments ..          (0.16) (0.40)         (0.60)
                             ------ ------         ------
Total from investment
 operations  .......           0.00  (0.15)         (0.45)
                             ------ ------         ------
Less distributions:
 From net investment
   income ..........          (0.15) (0.30)         (0.13)
 From capital gains           (0.00) (0.20)         (2.66)
                             ------ ------         ------
Total distributions           (0.15) (0.50)         (2.79)
                             ------ ------         ------
Net asset value,
 end of period  ....         $11.18 $11.33         $11.98
                             ====== ======         ======
Total return(2) ....           0.00% -1.25%         -3.77%
Net assets, end of
 period (in
 millions)  ........             $9     $4             $2
Ratio of expenses
 to average net
 assets  ...........           1.40%  1.45%          1.26%(3)
Ratio of net investment
 income to average
 net assets  .......           1.23%  2.28%          2.26%(3)
Portfolio turnover
 rate  .............         109.38%143.38%        214.77%(4)

(1)  Commencement of operations of the class.
(2) Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)  Annualized.
(4)  For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     ASSET STRATEGY FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-3-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period         $11.32 $11.97         $15.21
                             ------ ------         ------
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.05   0.17           0.07
 Net realized and
   unrealized loss
   on investments ..          (0.15) (0.41)         (0.60)
                             ------ ------         ------
Total from investment
 operations  .......          (0.10) (0.24)         (0.53)
                             ------ ------         ------
Less distributions:
 From net investment
   income ..........          (0.05) (0.21)         (0.05)
 From capital gains           (0.00) (0.20)         (2.66)
                             ------ ------         ------
Total distributions           (0.05) (0.41)         (2.71)
                             ------ ------         ------
Net asset value,
 end of period  ....         $11.17 $11.32         $11.97
                             ====== ======         ======
Total return .......          -0.92% -2.03%         -4.35%
Net assets, end of
 period (in
 millions)  ........             $3     $3             $2
Ratio of expenses
 to average net
 assets  ...........           2.35%  2.25%          2.15%(2)
Ratio of net investment
 income to average
 net assets  .......           0.31%  1.50%          1.37%(2)
Portfolio turnover
 rate  .............         109.38%143.38%        214.77%(3)

(1)  Commencement of operations of the class.
(2)  Annualized.
(3)  For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     ASSET STRATEGY FUND
     Class C Shares (1)
     For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2003   2002    2001   2000    1999
                            -------------- -------------- -------
Net asset value,
 beginning of period         $11.32 $11.97  $15.21 $11.20  $11.42
                             ------ ------  ------ ------  ------
Income (loss) from
 investment operations:
 Net investment
   income ..........           0.05   0.19    0.11   0.03    0.15
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.14) (0.43)  (0.62)  4.33    0.05
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          (0.09) (0.24)  (0.51)  4.36    0.20
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.06) (0.21)  (0.07) (0.05)  (0.16)
 From capital gains           (0.00) (0.20)  (2.66) (0.30)  (0.26)
                             ------ ------  ------ ------  ------
Total distributions           (0.06) (0.41)  (2.73) (0.35)  (0.42)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $11.17 $11.32  $11.97 $15.21  $11.20
                             ====== ======  ====== ======  ======
Total return .......          -0.79% -1.98%  -4.22% 39.60%   1.79%
Net assets, end of
 period (in
 millions)  ........            $51    $47     $54    $52     $30
Ratio of expenses
 to average net
 assets  ...........           2.20%  2.20%   2.15%  2.24%   2.32%
Ratio of net investment
 income to average
 net assets  .......           0.46%  1.59%   0.86%  0.24%   1.38%
Portfolio turnover
 rate  .............         109.38%143.38% 214.77%204.12% 168.17%

(1)  See Note 5.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     ASSET STRATEGY FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2003   2002    2001   2000    1999
                            -------------- -------------- -------
Net asset value,
 beginning of
 period  ...........         $11.33 $11.98  $15.26 $11.21  $11.43
                             ------ ------  ------ ------  ------
Income (loss) from
 investment operations:
 Net investment
   income ..........           0.11   0.28    0.24   0.15    0.26
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.10) (0.42)  (0.63)  4.33    0.05
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           0.01  (0.14)  (0.39)  4.48    0.31
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.16) (0.31)  (0.23) (0.13)  (0.27)
 From capital gains           (0.00) (0.20)  (2.66) (0.30)  (0.26)
                             ------ ------  ------ ------  ------
Total distributions           (0.16) (0.51)  (2.89) (0.43)  (0.53)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $11.18 $11.33  $11.98 $15.26  $11.21
                             ====== ======  ====== ======  ======
Total return .......           0.08% -1.14%  -3.39% 40.85%   2.75%
Net assets, end of
 period (in thousands)       $1,150   $627    $550   $508    $307
Ratio of expenses
 to average net
 assets  ...........           1.32%  1.33%   1.32%  1.33%   1.45%
Ratio of net investment
 income to average
 net assets  .......           1.34%  2.44%   1.71%  1.14%   2.25%
Portfolio turnover
 rate  .............         109.38%143.38% 214.77%204.12% 168.17%


See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with James D. Wineland, portfolio manager of W&R Funds, Inc. - Core Equity Fund

This report relates to the operation of W&R Funds, Inc. -- Core Equity Fund for the fiscal year ended March 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund had a negative return for the fiscal year, slightly underperforming its benchmark indexes. In a challenging economic environment, most large capitalization stocks struggled, and the benchmark index experienced a large decline for the period. The Class C shares of the Fund declined 26.03 percent during the last fiscal year, compared with the Lipper Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 25.78 percent for the year, and the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 24.76 percent for the year.

Why did the Fund lag its benchmark index during the fiscal year?
The Fund owned several stocks that did poorly and that detracted from performance. In addition, holdings in the electric utilities sector underperformed the market and hindered the Fund's performance, especially in the summer months of 2002.

What other market conditions or events influenced the Fund's performance during the fiscal year?
During the last 12 months, the financial markets have been dominated by geopolitical events surrounding the War on Terrorism and events in Iraq. High energy prices and weak global economies helped create a general atmosphere of very sluggish earnings growth. The technology and telecommunications sectors continued to be very lackluster as corporate capital spending remained weak.
The key event for all financial markets in the last quarter of the period was the ongoing international debate surrounding, and the eventual start of, the war with Iraq.

What strategies and techniques did you employ that specifically affected the Fund's performance?
In the difficult market of the past year, preservation of capital was an important objective. Accordingly, we raised the cash position in the Fund, a move driven by our concerns regarding earnings and the global economy. We also placed emphasis on increasing the overall dividend yield of the portfolio. We have focused on stocks of companies that we believe to have excellent financial strength and companies that are, in our view, unlikely to produce negative accounting "surprises."

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
The portfolio continues to emphasize aerospace/defense, energy, health care and utility stocks. We remain substantially underweighted in consumer-related and technology issues. Looking ahead, we feel that the short-term outlook for the stock market is not favorable. While a sharp positive rebound is likely to follow any successful conclusion to the war in Iraq, we think global economic difficulties also are likely to limit the magnitude and duration of any "relief rally." We remain conservatively positioned, emphasizing what we feel are high-quality, financially strong companies with meaningful competitive advantages in their industries.



Respectfully,


James D. Wineland
Manager
W&R Core Equity Fund

Comparison of Change in Value of $10,000 Investment


                                W&R
                               Core                        Lipper
                             Equity                     Large-Cap
                              Fund,                    Core Funds
                            Class C        S&P 500       Universe
                             Shares          Index        Average
                          ---------      ---------     ----------
     03-31-93                10,000         10,000         10,000
     03-31-94                10,831         10,147         10,366
     03-31-95                11,500         11,727         11,482
     03-31-96                14,806         15,492         14,811
     03-31-97                16,572         18,550         17,083
     03-31-98                23,129         27,462         24,544
     03-31-99                24,857         32,550         28,101
     03-31-00                30,819         38,465         33,764
     03-31-01                25,766         30,059         26,140
     03-31-02                24,750         30,122         25,648
     03-31-03                18,308         22,665         19,037

===== W&R Core Equity Fund, Class C Shares (1) -- $18,308
+++++ S&P 500 Index -- $22,665
----- Lipper Large-Cap Core Funds Universe Average -- $19,037

 (1) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                           Average Annual Total Return(2)
                    Class A     Class B      Class C(3)  Class Y
                    ---------------------------------------------
1-year period ended
  3-31-03            -29.71%   -29.15%         -26.03%   -25.35%
5-year period ended
  3-31-03              ---       ---            -4.57%    -3.75%
10-year period ended
  3-31-03              ---       ---             6.23%     ---
Since inception of
  Class through
  3-31-03(4)         -18.70%   -19.02%           ---       4.74%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(4)7-3-00 for Class A shares, 7-11-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance.

   Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF CORE EQUITY FUND

-----------------------------------------------------------------
Core Equity Fund

GOALS
To seek capital growth and income.

Strategy
Invests primarily in common stocks of large United States and foreign companies with dominant market positions in their industries and that have the potential for capital appreciation or that are expected to resist market decline.

Founded
1992

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2003
----------------------------------------

Net asset value on
 3-31-03                         $6.48
 3-31-02                          8.76
                                ------
Change per share                $(2.28)
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF CORE EQUITY FUND

-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    -------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-03      -29.71%   -25.42%            -29.15%        -26.20%
 5-year period
  ended 3-31-03        ---       ---                ---          ---
10-year period
  ended 3-31-03        ---       ---                ---          ---
Since inception
  of Class (F)       -18.70%   -16.93%            -19.02%        -18.30%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C) Performance data does not take into account the sales load deducted on an initial purchase.
(D) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E) Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F) 7-3-00 for Class A shares and 7-11-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period             Class C(B)   Class Y(C)
------             ---------    ---------
 1-year period
  ended 3-31-03       -26.03%   -25.35%
 5-year period
  ended 3-31-03        -4.57%    -3.75%
10-year period
  ended 3-31-03         6.23%      ---
Since inception
  of Class (D)           ---      4.74%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C) Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D) 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF CORE EQUITY FUND

-----------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, Core Equity Fund had net assets totaling $219,979,896 invested in a diversified portfolio of:

   88.24% Common Stocks
   11.76% Cash and Cash Equivalents

As a shareholder of Core Equity Fund, for every $100 you had invested on March 31, 2003, your Fund owned:

 $17.50  Energy Stocks
  14.99  Technology Stocks
  12.81  Financial Services Stocks
  11.76  Cash and Cash Equivalents
  11.35  Utilities Stocks
  10.68  Health Care Stocks
   6.55  Raw Materials Stocks
   6.17  Consumer Goods and Services Stocks
   4.00  Retail Stocks
   2.35  Capital Goods Stocks
   1.84  Transportation Stocks

THE INVESTMENTS OF CORE EQUITY FUND

     March 31, 2003

                                              Shares        Value

COMMON STOCKS
Aircraft - 8.60%
 Lockheed Martin Corporation  ............   249,200  $11,849,460
 Northrop Grumman Corporation  ...........    25,800    2,213,640
 Raytheon Company  .......................   171,100    4,854,107
                                                     ------------
                                                       18,917,207
                                                     ------------

Aluminum - 2.79%
 Alcoa Incorporated  .....................   317,300    6,149,274
                                                     ------------

Banks - 5.73%
 U.S. Bancorp  ...........................   378,600    7,185,828
 Wells Fargo & Company  ..................   120,300    5,412,297
                                                     ------------
                                                       12,598,125
                                                     ------------

Beverages - 1.89%
 Anheuser-Busch Companies, Inc.  .........    89,000    4,148,290
                                                     ------------

Broadcasting - 3.69%
 Cox Communications, Inc., Class A*  .....   140,084    4,358,013
 Viacom Inc., Class B*  ..................   102,700    3,750,604
                                                     ------------
                                                        8,108,617
                                                     ------------

Capital Equipment - 1.39%
 Caterpillar Inc.  .......................    62,300    3,065,160
                                                     ------------

Chemicals -- Petroleum and Inorganic - 1.53%
 du Pont (E.I.) de Nemours and Company  ..    86,500    3,361,390
                                                     ------------

Chemicals -- Specialty - 2.23%
 Air Products and Chemicals, Inc.  .......   118,300    4,901,169
                                                     ------------

Computers -- Peripherals - 4.02%
 Microsoft Corporation  ..................   187,300    4,534,533
 SAP Aktiengesellschaft, ADR  ............   227,100    4,305,816
                                                     ------------
                                                        8,840,349
                                                     ------------

Electronic Components - 2.37%
 Analog Devices, Inc.*  ..................    96,500    2,653,750
 Intel Corporation  ......................   157,500    2,564,100
                                                     ------------
                                                        5,217,850
                                                     ------------

Farm Machinery - 0.96%
 Deere & Company  ........................    53,700    2,108,262
                                                     ------------

Health Care -- Drugs - 7.81%
 Amgen Inc.*  ............................    45,500    2,620,118
 Forest Laboratories, Inc.*  .............    22,200    1,198,134
 Pfizer Inc.  ............................   251,675    7,842,193
 Pharmacia Corporation  ..................   127,373    5,515,250
                                                     ------------
                                                       17,175,695
                                                     ------------

Health Care -- General - 1.46%
 Johnson & Johnson  ......................    55,700    3,223,359
                                                     ------------

Hospital Supply and Management - 1.41%
 Medtronic, Inc.  ........................    68,600    3,095,232
                                                     ------------

Household -- General Products - 0.59%
 Clorox Company (The)  ...................    28,200    1,301,994
                                                     ------------

Insurance -- Property and Casualty - 5.87%
 American International Group, Inc.  .....    83,650    4,136,493
 Berkshire Hathaway Inc., Class B*  ......     1,900    4,060,300
 Chubb Corporation (The)  ................   106,500    4,720,080
                                                     ------------
                                                       12,916,873
                                                     ------------

Petroleum -- Canada - 1.27%
 Nabors Industries Ltd.*  ................    69,900    2,786,913
                                                     ------------

Petroleum -- Domestic - 6.41%
 Anadarko Petroleum Corporation  .........   155,100    7,057,050
 Burlington Resources Inc.  ..............   147,600    7,041,996
                                                     ------------
                                                       14,099,046
                                                     ------------

Petroleum -- International - 4.77%
 Exxon Mobil Corporation  ................   168,268    5,880,967
 Royal Dutch Petroleum Company, NY Shares    113,300    4,616,975
                                                     ------------
                                                       10,497,942
                                                     ------------

Petroleum -- Services - 5.05%
 Baker Hughes Incorporated  ..............   251,600    7,530,388
 Schlumberger Limited  ...................    94,300    3,584,343
                                                     ------------
                                                       11,114,731
                                                     ------------

Retail -- General Merchandise - 2.74%
 Sears, Roebuck and Co.  .................   104,800    2,530,920
 Target Corporation  .....................   119,600    3,499,496
                                                     ------------
                                                        6,030,416
                                                     ------------

Retail -- Specialty Stores - 1.26%
 Best Buy Co., Inc.*  ....................   103,000    2,777,910
                                                     ------------

Security and Commodity Brokers - 1.21%
 Fannie Mae  .............................    40,800    2,666,280
                                                     ------------

Trucking and Shipping - 1.84%
 United Parcel Service, Inc., Class B  ...    70,900    4,041,300
                                                     ------------

Utilities -- Electric - 5.93%
 Dominion Resources, Inc.  ...............   153,900    8,521,443
 Southern Company  .......................   159,000    4,521,960
                                                     ------------
                                                       13,043,403
                                                     ------------

Utilities -- Telephone - 5.42%
 BellSouth Corporation  ..................   194,100    4,206,147
 SBC Communications Inc.  ................   213,600    4,284,816
 Vodafone Group Plc, ADR  ................   188,000    3,425,360
                                                     ------------
                                                       11,916,323
                                                     ------------

TOTAL COMMON STOCKS - 88.24%                         $194,103,110
 (Cost: $174,757,756)

                                         Principal
                                         Amount in
                                         Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Beverages - 0.91%
 Coca-Cola Company (The),
   1.18%, 4-15-03 ........................    $2,000    1,999,082
                                                     ------------

 Chemicals - Petroleum and Inorganic - 0.38%
   du Pont (E.I.) de Nemours and Company,
    1.16315%, Master Note  ...............       838      838,000
                                                     ------------

 Food and Related - 6.03%
 General Mills, Inc.,
   1.4588%, Master Note ..................     1,274    1,274,000
 Heinz (H.J.) Co.,
   1.3%, 4-17-03 .........................     4,000    3,997,689
 Sara Lee Corporation,
   1.35%, 4-16-03 ........................     8,000    7,995,500
                                                     ------------
                                                       13,267,189
                                                     ------------

 Forest and Paper Products - 1.15%
 Sonoco Products Co.,
   1.44%, 4-1-03 .........................     2,543    2,543,000
                                                     ------------

 Health Care - Drugs - 1.36%
 Merck & Co., Inc.,
   1.2%, 5-23-03 .........................     3,000    2,994,800
                                                     ------------

 Household -- General Products - 0.91%
 Colgate-Palmolive Company,

   1.22%, 5-1-03 .........................     2,000    1,997,967
                                                     ------------

 Retail -- General Merchandise - 1.82%
 Wal-Mart Stores, Inc.,
   1.23%, 4-1-03 .........................     4,000    4,000,000
                                                     ------------

Total Commercial Paper - 12.56%                        27,640,038

United States Government Security - 0.68%
 United States Treasury Bill,
   1.04%, 8-7-03 .........................     1,500    1,494,453
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 13.24%                 $ 29,134,491
 (Cost: $29,134,491)

TOTAL INVESTMENT SECURITIES - 101.48%                $223,237,601
 (Cost: $203,892,247)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.48%)    (3,257,705)

NET ASSETS - 100.00%                                 $219,979,896


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     CORE EQUITY FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (cost - $203,892)
   (Notes 1 and 3)..........................................  $223,238
 Cash  .....................................................         1
 Receivables:
   Dividends and interest...................................       219
   Investment securities sold ..............................       186
   Fund shares sold ........................................       148
 Prepaid insurance premium .................................         2
                                                              --------
    Total assets  ..........................................   223,794
                                                              --------
LIABILITIES
 Payable for investment securities purchased ...............     2,496
 Payable to Fund shareholders  .............................     1,179
 Accrued shareholder servicing (Note 2)  ...................        97
 Accrued accounting services fee (Note 2)  .................         5
 Accrued distribution fee (Note 2)  ........................         4
 Accrued management fee (Note 2)  ..........................         4
 Accrued service fee (Note 2)  .............................         2
 Other  ....................................................        27
                                                              --------
    Total liabilities  .....................................     3,814
                                                              --------
      Total net assets .....................................  $219,980
                                                              ========
NET ASSETS
 $0.01 par value capital stock:
   Capital stock ...........................................  $    339
   Additional paid-in capital...............................   265,665
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss ...........        (7)
   Accumulated undistributed net realized loss on
    investment transactions  ...............................   (65,372)
   Net unrealized appreciation in value of investments .....    19,355
                                                              --------
    Net assets applicable to outstanding units
      of capital ...........................................  $219,980
                                                              ========
Net asset value per share (net assets divided by
 shares outstanding):
 Class A  ..................................................     $6.63
 Class B  ..................................................     $6.45
 Class C  ..................................................     $6.48
 Class Y  ..................................................     $6.86
Capital shares outstanding:
 Class A  ..................................................     1,948
 Class B  ..................................................       708
 Class C  ..................................................    30,880
 Class Y  ..................................................       358
Capital shares authorized ..................................   400,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     CORE EQUITY FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Dividends (net of foreign withholding taxes of $46)......  $  3,933
   Interest and amortization ...............................       445
                                                              --------
    Total income  ..........................................     4,378
                                                              --------
 Expenses (Note 2):
   Distribution fee:
    Class A  ...............................................         1
    Class B  ...............................................        38
    Class C  ...............................................     1,924
    Class Y  ...............................................         7
   Investment management fee ...............................     1,916
   Shareholder servicing:
    Class A  ...............................................        26
    Class B  ...............................................        28
    Class C  ...............................................       963
    Class Y   ..............................................         4
   Service fee:
    Class A  ...............................................        23
    Class B  ...............................................        13
    Class C  ...............................................       641
   Accounting services fee .................................        60
   Custodian fees ..........................................        29
   Audit fees ..............................................        19
   Legal fees ..............................................         5
   Other ...................................................       165
                                                              --------
    Total expenses  ........................................     5,862
                                                              --------
      Net investment loss ..................................    (1,484)
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(NOTES 1 AND 3)
 Realized net loss on securities  ..........................   (27,557)
 Realized net gain on foreign currency transactions ........         7
                                                              --------
   Realized net loss on investments ........................   (27,550)
 Unrealized depreciation in value of investments
   during the period .......................................   (63,354)
                                                              --------
    Net loss on investments ................................   (90,904)
                                                              --------
      Net decrease in net assets resulting from operations .  $(92,388)
                                                              ========


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     CORE EQUITY FUND
     (In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
DECREASE IN NET ASSETS
 Operations:
   Net investment loss ...................  $ (1,484)    $ (3,706)
   Realized net loss on
    investments  .........................   (27,550)     (37,801)
   Unrealized appreciation (depreciation)    (63,354)      23,521
                                            --------     --------
    Net decrease in net assets
      resulting from operations ..........   (92,388)     (17,986)
                                            --------     --------
 Distributions to shareholders from
   (Note 1E):(1)
   Net investment income:
    Class A  .............................       ---          ---
    Class B  .............................       ---          ---
    Class C  .............................       ---          ---
    Class Y  .............................       ---          ---
   Realized gains on investment transactions:
    Class A  .............................       ---         (247)
    Class B  .............................       ---         (199)
    Class C  .............................       ---      (12,921)
    Class Y  .............................       ---         (112)
                                            --------     --------
                                                 ---      (13,479)
                                            --------     --------
 Capital share transactions (Note 5)  ....   (62,188)     (44,714)
                                            --------     --------
   Total decrease ........................  (154,576)     (76,179)
NET ASSETS
 Beginning of period  ....................   374,556      450,735
                                            --------     --------
 End of period  ..........................  $219,980     $374,556
                                            ========     ========
   Undistributed net investment loss .....  $     (7)    $     (5)
                                            ========     ========

(1)  See "Financial Highlights" on pages 35 - 38.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     CORE EQUITY FUND (1)
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-3-00(2)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $8.89  $9.51         $13.89
                              -----  -----         ------
Loss from investment
 operations:
 Net investment loss          (0.08) (0.20)         (0.00)
 Net realized and
   unrealized loss
   on investments ..          (2.18) (0.11)         (2.00)
                              -----  -----         ------
Total from investment
 operations  .......          (2.26) (0.31)         (2.00)
                              -----  -----         ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)         (0.00)
 From capital gains           (0.00) (0.31)         (2.38)
                              -----  -----         ------
Total distributions           (0.00) (0.31)         (2.38)
                              -----  -----         ------
Net asset value,
 end of period  ....          $6.63  $8.89         $ 9.51
                              =====  =====         ======
Total return(3) ....         -25.42% -3.18%        -16.72%
Net assets, end of
 period (in
 millions)  ........            $13     $9             $4
Ratio of expenses
 to average net
 assets  ...........           1.31%  1.26%          1.18%(4)
Ratio of net investment
 income (loss) to average
 net assets  .......           0.28% -0.11%         -0.11%(4)
Portfolio turnover
 rate  .............          39.13% 22.36%         39.02%(5)

(1) Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.
(2)  Commencement of operations of the class.
(3) Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)  Annualized.
(5)  For the fiscal year ended March 31, 2001.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     CORE EQUITY FUND (1)
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         7-11-00(2)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $8.74  $9.44         $14.10
                              -----  -----         ------
Loss from investment operations:
 Net investment loss          (0.06) (0.14)         (0.05)
 Net realized and
   unrealized loss
   on investments ..          (2.23) (0.25)         (2.23)
                              -----  -----         ------
Total from investment
 operations  .......          (2.29) (0.39)         (2.28)
                              -----  -----         ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)         (0.00)
 From capital gains           (0.00) (0.31)         (2.38)
                              -----  -----         ------
Total distributions           (0.00) (0.31)         (2.38)
                              -----  -----         ------
Net asset value,
 end of period  ....          $6.45  $8.74         $ 9.44
                              =====  =====         ======
Total return .......         -26.20% -4.06%        -18.50%
Net assets, end of
 period (in
 millions)  ........             $5     $6             $5
Ratio of expenses
 to average net
 assets  ...........           2.36%  2.18%          2.11%(3)
Ratio of net investment
 loss to average
 net assets  .......          -0.76% -1.04%         -1.02%(3)
Portfolio turnover
 rate  .............          39.13% 22.36%         39.02%(4)

(1) Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.
(2)  Commencement of operations of the class.
(3)  Annualized.
(4)  For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

    CORE EQUITY FUND (1)
    Class C Shares (2)
    For a Share of Capital Stock Outstanding Throughout Each Period(3)

                              For the fiscal year ended March 31,
                             ------------------------------------
                               2003   2002    2001   2000    1999
                             ------ ------  ------ ------  ------
Net asset value, beginning
 of period  ........          $8.76  $9.45  $13.76 $11.52  $12.24
                              -----  -----  ------  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss)....          (0.04) (0.08)  (0.11) (0.01)   0.03
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.24) (0.30)  (1.82)  2.71    0.82
                              -----  -----  ------  -----   -----
Total from investment
 operations  .......          (2.28) (0.38)  (1.93)  2.70    0.85
Less distributions:           -----  -----  ------  -----   -----
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.03)  (0.01)
 From capital gains           (0.00) (0.31)  (2.38) (0.43)  (1.56)
                              -----  -----  ------  -----   -----
Total distributions           (0.00) (0.31)  (2.38) (0.46)  (1.57)
                              -----  -----  ------  -----   -----
Net asset value,
 end of period  ....          $6.48  $8.76  $ 9.45 $13.76  $11.52
                              =====  =====  ====== ======  ======
Total return .......         -26.03% -3.94% -16.40% 23.98%   7.47%
Net assets, end of
 period (in
 millions)  ........           $200   $356    $440   $585    $508
Ratio of expenses
 to average net
 assets  ...........           2.18%  2.05%   1.97%  1.98%   1.93%
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.58% -0.91%  -0.93% -0.12%   0.30%
Portfolio turnover
 rate  .............          39.13% 22.36%  39.02% 75.64%  54.73%

(1) Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.
(2)  See Note 5.
(3) Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

    CORE EQUITY FUND (1)
    Class Y Shares
    For a Share of Capital Stock Outstanding Throughout Each Period(2)
                              For the fiscal year ended March 31,
                             ------------------------------------
                               2003   2002    2001   2000    1999
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $9.19  $9.82  $14.08 $11.78  $12.46
                              -----  -----  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...           0.04  (0.11)  (0.04)  0.06    0.12
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.37) (0.21)  (1.84)  2.80    0.84
                              -----  -----  ------ ------  ------
Total from investment
 operations  .......          (2.33) (0.32)  (1.88)  2.86    0.96
Less distributions:           -----  -----  ------ ------  ------
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.13)  (0.08)
 From capital gains           (0.00) (0.31)  (2.38) (0.43)  (1.56)
                              -----  -----  ------ ------  ------
Total distributions           (0.00) (0.31)  (2.38) (0.56)  (1.64)
                              -----  -----  ------ ------  ------
Net asset value,
 end of period  ....          $6.86  $9.19  $ 9.82 $14.08  $11.78
                              =====  =====  ====== ======  ======
Total return .......         -25.35% -3.18% -15.62% 24.96%   8.37%
Net assets, end of
 period (in
   millions) .......             $2     $4      $2     $2      $1
Ratio of expenses
 to average net
 assets  ...........           1.20%  1.17%   1.15%  1.16%   1.15%
Ratio of net investment
 income (loss) to average
 net assets  .......           0.40% -0.03%  -0.11%  0.67%   1.10%
Portfolio turnover
 rate  .............          39.13% 22.36%  39.02% 75.64%  54.73%

(1) Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.
(2) Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with Louise D. Rieke, portfolio manager of W&R Funds, Inc. - High Income Fund


This report relates to the operation of W&R Funds, Inc. -- High Income Fund for the fiscal year ended March 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund showed a positive return during the fiscal year, but underperformed its benchmark index. The Class C shares of the Fund increased 2.15 percent for the fiscal year, compared with the Citigroup High Yield Market Index (generally reflecting the performance of securities that represent the high yield bond market), which increased 4.92 percent during the period, and the Lipper High Current Yield Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased 2.89 percent during the period. Please note that while the Fund's benchmark index remains the same, its name has changed from the Salomon Brothers High Yield Market Index to the Citigroup High Yield Market Index.

Why did the Fund lag its benchmark index during the fiscal year?
We believe that this was primarily due to the Fund holding better-quality names and taking a more defensive approach. The vast majority of the Fund's underperformance occurred in the last fiscal quarter (December 2002 to March
2003). During this quarter, all of the sectors that the Fund exited from in 2001 (telecom, wireless towers and broadband) came back to life. Because the Fund was more quality oriented with a bent toward the defensive, we missed out on outperformance from some of these riskier sectors.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Market conditions during the past fiscal year varied from negative returns in the first two quarters to positive returns in the last two quarters. The market turned in the fall of 2002 when money started flowing into the high yield area because of the yield pickup versus alternative investments. This, in conjunction with a lack of new issue product to buy, led to the improved performance of the sector in our opinion.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We employed three major strategies over the past fiscal year: We held cash in the first half of the year and reduced it starting last fall, we bought short callable paper as a proxy to holding commercial paper at extremely low yields, and we looked for slightly distressed companies at a discount that, in our view, were on the verge of a turnaround.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
The industries we emphasized were health care, higher-quality lodging and leisure. In health care, investments included acute-care hospitals, imaging companies, specialty hospitals and distributors of supplies to the industry.
The lodging companies we held are the better quality names with leading hotel properties. The values on these investments have held up well in this environment. The leisure names are in the movie theater business, as well as theme parks. Going forward, we intend to look for sectors that are leveraged to an economic rebound but that suffered in the last year or so. These may include publishing, some utilities, and paper and forest-products companies.


Respectfully,



Louise D. Rieke
Manager
W&R High Income Fund

Comparison of Change in Value of $10,000 Investment


                                       Lipper
                          Citigroup      High
                      W&R      High   Current
               High Income    YieldYield Funds
               Fund, Class   Market  Universe
                 C Shares     Index   Average
               -----------   ------ ---------
     07-31-97     $10,000   $10,000   $10,000
     03-31-98      11,177    10,868    10,847
     03-31-99      10,986    10,982    10,749
     03-31-00      11,005    10,720    10,837
     03-31-01      11,025    11,010    10,565
     03-31-02      11,860    11,164    10,448
     03-31-03      12,114    11,713    10,750

+++++ W&R High Income Fund, Class C Shares(1) -- $12,114
===== Citigroup High Yield Market Index -- $11,713
----- Lipper High Current Yield Funds Universe Average -- $10,750

(1) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                           Average Annual Total Return(2)
                    Class A     Class B      Class C(3)  Class Y
                    ---------------------------------------------
1-year period
  ended 3-31-03       -2.90%    -1.74%           2.15%     3.03%
5-year period
  ended 3-31-03          ---       ---           1.62%   ---
Since inception of
  Class through
  3-31-03(4)           2.24%     2.63%           3.44%     3.66%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(4)7-3-00 for Class A shares, 7-18-00 for Class B shares, 7-31-97 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

--------------------------------------------------------------
High Income Fund

GOALS
To seek a high level of current income as a primary goal and capital growth as a secondary goal when consistent with its primary goal.

Strategy
Invests primarily in high-yield, high-risk, fixed-income securities of United States and foreign issuers. The Fund invests primarily in lower quality, non-investment grade bonds, commonly called junk bonds. The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth.

Founded
1997

Scheduled Dividend Frequency
Declared daily, paid monthly

Performance Summary -- Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2003
-------------------------------------------

Dividends paid                  $0.57
                                =====

Net asset value on
   3-31-03                      $8.07
   3-31-02                       8.48
                               ------
Change per share               $(0.41)
                               ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------   -------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-03       -2.90%     3.02%         -1.74%            2.06%
 5-year period
  ended 3-31-03        ---       ---            ---              ---
10-year period
  ended 3-31-03        ---       ---            ---              ---
Since inception
  of Class (F)         2.24%     4.47%          2.63%            3.58%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C) Performance data does not take into account the sales load deducted on an initial purchase.
(D) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E) Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F) 7-3-00 for Class A shares and 7-18-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period             Class C(B)    Class Y(C)
------             --------    --------
 1-year period
  ended 3-31-03         2.15%     3.03%
 5-year period
  ended 3-31-03        1.62%       ---
10-year period
  ended 3-31-03          ---       ---
Since inception
  of Class(D)           3.44%     3.66%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C) Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D) 7-31-97 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Investing in high income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

--------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, High Income Fund had net assets totaling $30,099,517 invested in a diversified portfolio of:

 89.40%  Corporate Debt Securities
  9.43%  Cash and Cash Equivalents
  1.17%  Preferred Stocks, Rights and Warrants

As a shareholder of High Income Fund, for every $100 you had invested on March 31, 2003, your Fund owned:

 $19.26  Consumer Services Bonds
  10.29  Consumer Nondurables Bonds
   9.43  Cash and Cash Equivalents
   9.03  Business Equipment and Services Bonds
   8.72  Retail Bonds
   7.49  Capital Goods Bonds
   6.49  Multi-Industry Bonds
   6.41  Utilities Bonds
   5.70  Energy Bonds
   5.97  Health Care Bonds
   3.78  Shelter Bonds
   3.66  Shelter Bonds
   2.21  Miscellaneous Bonds
   1.17  Preferred Stocks, Rights and Warrants
   1.15  Raw Materials Bonds

THE INVESTMENTS OF HIGH INCOME FUND

     March 31, 2003

                                            Shares          Value

PREFERRED STOCKS, RIGHTS AND WARRANTS
Broadcasting - 0.01%
 Adelphia Communications Corporation,
   13.0% Preferred* ......................     2,500  $     1,875
                                                      -----------

Communications Equipment - 0.00%
 Primus Telecommunications Group,
   Incorporated, Warrants* ...............       300          338
                                                       ----------

Multiple Industry - 1.16%
 Anvil Holdings, Inc., 13.0% Preferred*  .    14,774      350,887
                                                      -----------

Security and Commodity Brokers - 0.00%
 ONO Finance Plc, Rights (A)* ............       250            2
                                                       ----------

Utilities -- Telephone - 0.00%
 IWO Holdings, Inc., Warrants (A)*  ......       250            2
 Intermedia Communications Inc., 13.5%
   Preferred* ............................         1           10
                                                      -----------
                                                               12
                                                      -----------

TOTAL PREFERRED STOCKS, RIGHTS
 AND WARRANTS - 1.17%                                 $   353,114
 (Cost: $536,810)

                                         Principal
                                         Amount in
                                         Thousands

CORPORATE DEBT SECURITIES
Beverages - 0.86%
 Constellation Brands, Inc.,
   8.125%, 1-15-12 .....................      $250        258,750
                                                      -----------

Broadcasting - 7.19%
 Comcast Corporation,
   5.5%, 3-15-11 .......................       250        250,422
 Cox Communications, Inc.,
   7.75%, 11-1-10 ......................       250        292,243
 Entravision Communications Corporation,
   8.125%, 3-15-09 .....................       100        102,750
 Gray Communications Systems, Inc.,
   9.25%, 12-15-11 .....................       375        406,406
 LIN Television Corporation,
   8.375%, 3-1-08 ......................       500        520,000
 Mediacom Broadband LLC and Mediacom
   Broadband Corporation,
   11.0%, 7-15-13 ......................        50         55,875
 Sinclair Broadcast Group, Inc.,
   8.75%, 12-15-11 .....................       250        265,625
 Young Broadcasting Inc.,
   10.0%, 3-1-11 .......................       255        270,300
                                                      -----------
                                                        2,163,621

                                                      -----------

Business Equipment and Services - 8.15%
 Alderwoods Group, Inc.,
   12.25%, 1-2-09 ......................       100         90,500
 Allbritton Communications Company,
   7.75%, 12-15-12 (A) .................       100        101,750
 Allied Waste North America, Inc.,
   10.0%, 8-1-09 .......................       300        311,250
 Avis Rent A Car, Inc.,
   11.0%, 5-1-09 .......................       250        279,063
 IESI Corporation,
   10.25%, 6-15-12 .....................       100        101,000
 Iron Mountain Incorporated,
   8.625%, 4-1-13 ......................       300        324,000
 Lamar Advertising Company,
   8.625%, 9-15-07 .....................       250        260,937
 Moore North America Finance Inc.,
   7.875%, 1-15-11 (A) .................       125        129,375
 Owens & Minor, Inc.,
   8.5%, 7-15-11 .......................       250        269,063
 Synagro Technologies, Inc.,
   9.5%, 4-1-09 ........................       100        107,000
 UCAR Finance Inc.,
   10.25%, 2-15-12 .....................       250        222,500
 Vertis, Inc.,
   10.875%, 6-15-09 ....................       250        258,125
                                                      -----------
                                                        2,454,563
                                                      -----------

Capital Equipment - 2.65%
 CSK Auto, Inc.,
   12.0%, 6-15-06 ......................       280        303,800
 Remington Arms Company, Inc.,
   10.5%, 2-1-11 (A) ...................       250        267,500
 TRW Automotive Acquisition Corp.:
   9.375%, 2-15-13 (A) .................       150        150,000
   11.0%, 2-15-13 (A) ..................        75         74,812
                                                      -----------
                                                          796,112
                                                      -----------

Chemicals - Petroleum and Inorganic - 0.35%
 Berry Plastics Corporation,
   10.75%, 7-15-12 .....................       100        105,500
                                                      -----------

Chemicals -- Specialty - 0.80%
 Buckeye Cellulose Corporation,
   8.5%, 12-15-05 ......................       250        241,250
                                                      -----------

Coal - 0.84%
 Peabody Energy Corporation,
   6.875%, 3-15-13 (A) .................       250        253,125
                                                      -----------

Communications Equipment - 0.91%
 EchoStar DBS Corporation,
   9.125%, 1-15-09 .....................       250        273,125
                                                      -----------

Construction Materials - 1.73%
 ANR Pipeline Company,

   8.875%, 3-15-10 (A) .................       100        106,000
 Brand Services, Inc.,
   12.0%, 10-15-12 (A) .................       100        109,125
 Interface, Inc.,
   10.375%, 2-1-10 .....................       350        304,500
                                                      -----------
                                                          519,625
                                                      -----------
Containers - 2.64%
 Crown European Holdings SA,
   9.5%, 3-1-11 (A) ....................       500        499,375
 MDP Acquisitions plc,
   9.625%, 10-1-12 (A) .................       280        295,050
                                                      -----------
                                                          794,425
                                                      -----------

Cosmetics and Toiletries - 1.21%
 Armkel, LLC and Armkel Finance, Inc.,
   9.5%, 8-15-09 .......................       100        109,750
 Chattem, Inc.,
   8.875%, 4-1-08 ......................       250        254,375
                                                      -----------
                                                          364,125
                                                      -----------

Electrical Equipment - 2.77%
 Nortek, Inc.,
   9.25%, 3-15-07 ......................       250        257,187
 Northwest Pipeline Corporation,
   8.125%, 3-1-10 (A) ..................       450        470,250
 Rexnord Corporation,
   10.125%, 12-15-12 (A) ...............       100        106,250
                                                      -----------
                                                          833,687
                                                      -----------

Finance Companies - 3.78%
 American Seafoods Group LLC and American
   Seafoods, Inc.,
   10.125%, 4-15-10 ....................       300        317,250
 DIRECTV Holdings LLC and DIRECTV
   Financing Co., Inc.,
   8.375%, 3-15-13 (A) .................       125        137,812
 NBC Acquisition Corp.,
   10.75%, 2-15-09 .....................       150        147,750
 Owens-Brockway Glass Container Inc.,
   8.75%, 11-15-12 (A) .................       520        534,950
                                                      -----------
                                                        1,137,762
                                                      -----------

Food and Related - 0.81%
 Pilgrim's Pride Corporation,
   9.625%, 9-15-11 .....................       250        242,500
                                                      -----------

Forest and Paper Products - 1.22%
 Georgia-Pacific Corporation,
   8.875%, 2-1-10 (A) ..................       200        207,500
 Jefferson Smurfit Corporation,
   8.25%, 10-1-12 ......................       150        160,500
                                                      -----------
                                                          368,000
                                                      -----------


Furniture and Furnishings - 0.73%
 Associated Materials Incorporated,
   9.75%, 4-15-12 ......................       205        219,350
                                                      -----------

Health Care - General - 0.51%
 Sybron Dental Specialties, Inc.,
   8.125%, 6-15-12 .....................       150        153,000
                                                      -----------

Hospital Supply and Management - 4.70%
 Columbia/HCA Healthcare Corporation:
   8.12%, 8-4-03 .......................       125        127,056
   7.0%, 7-1-07 ........................       250        268,686
 HCA Inc.,
   6.3%, 10-1-12 .......................       250        256,823
 Tenet Healthcare Corporation,
   7.375%, 2-1-13 ......................       150        150,750
 Triad Hospitals, Inc.,
   8.75%, 5-1-09 .......................       250        270,000
 US Oncology, Inc.,
   9.625%, 2-1-12 ......................       200        209,000
 United Surgical Partners Holdings, Inc.,
   10.0%, 12-15-11 .....................       125        131,250
                                                      -----------
                                                        1,413,565
                                                      -----------

Hotels and Gaming - 4.64%
 Chumash Casino and Resort Enterprise,
   9.0%, 7-15-10 (A) ...................       150        159,375
 Hilton Hotels Corporation,
   7.625%, 12-1-12 .....................       300        300,750
 John Q Hammons Hotels, L.P. and John Q
   Hammons Hotels Finance Corporation III,
   8.875%, 5-15-12 .....................        50         48,750
 MGM MIRAGE,
   8.5%, 9-15-10 .......................       250        276,250
 Mohegan Tribal Gaming Authority,
   8.0%, 4-1-12 ........................       150        155,437
 Prime Hospitality Corp.,
   8.375%, 5-1-12 ......................       100         88,500
 Turning Stone Casino Resort Enterprise,
   9.125%, 12-15-10 (A) ................       100        104,500
 Venetian Casino Resort, LLC and Las
   Vegas Sands, Inc.,
   11.0%, 6-15-10 ......................       250        261,563
                                                      -----------
                                                        1,395,125
                                                      -----------

Household -- General Products - 4.77%
 Alltrista Corporation,
   9.75%, 5-1-12 .......................       200        209,000
 Central Garden & Pet Company,
   9.125%, 2-1-13 (A) ..................        50         52,250
 Del Monte Corporation,
   8.625%, 12-15-12 (A) ................       100        106,000
 Fort James Corporation,
   6.625%, 9-15-04 .....................       300        301,500
 Levi Strauss & Co.,
   12.25%, 12-15-12 (A) ................       250        236,875
 Sealy Mattress Company,
   10.875%, 12-15-07 ...................       250        261,562

 Simmons Company,
   10.25%, 3-15-09 .....................       250        269,375
                                                      -----------
                                                        1,436,562
                                                      -----------

Leisure Time Industry - 1.20%
 Hollywood Park, Inc.,
   9.25%, 2-15-07 ......................       250        216,875
 Premier Parks Inc.,
   9.75%, 6-15-07 ......................       150        145,500
                                                      -----------
                                                          362,375
                                                      -----------

Metal Fabrication - 0.35%
 Wolverine Tube, Inc.,
   10.5%, 4-1-09 .......................       100        106,000
                                                      -----------

Motion Pictures - 3.87%
 AMC Entertainment Inc.:
   9.5%, 3-15-09 .......................       150        149,625
   9.5%, 2-1-11 ........................       150        149,250
 Cinemark USA, Inc.:
   9.625%, 8-1-08 ......................       325        329,469
   9.0%, 2-1-13 (A) ....................       250        265,625
 Regal Cinemas Corporation,
   9.375%, 2-1-12 ......................       250        271,875
                                                      -----------
                                                        1,165,844
                                                      -----------

Motor Vehicle Parts - 0.32%
 Collins & Aikman Floorcoverings, Inc.,
   9.75%, 2-15-10 ......................       100         96,500
                                                      -----------

Motor Vehicles - 0.18%
 Sonic Automotive, Inc.,
   11.0%, 8-1-08 .......................        50         53,375
                                                      -----------

Multiple Industry - 6.49%
 Cablevision Systems Corporation,
   7.875%, 12-15-07 ....................       250        252,500
 Doane Pet Care Company,
   10.75%, 3-1-10 (A) ..................       300        307,500
 Fisher Scientific International Inc.,
   8.125%, 5-1-12 (A) ..................       100        106,500
 Phoenix Color Corp.,
   10.375%, 2-1-09 .....................       500        445,000
 Tyco International Group S.A.,
   6.125%, 11-1-08 .....................       150        141,000
   3.125%, 1-15-23, Convertible (A) ....       100         89,000
 Tyco International Ltd.,
   0.0%, 11-17-20, Convertible .........       150        112,313
 United Industries Corporation,
   9.875%, 4-1-09 (A) ..................       300        312,750
 WESCO Distribution, Inc.,
   9.125%, 6-1-08 ......................       250        187,500
                                                      -----------
                                                        1,954,063
                                                      -----------

Petroleum -- Domestic - 1.91%
 Chesapeake Energy Corporation:
   8.125%, 4-1-11 ......................       200        211,000
   7.5%, 9-15-13 (A) ...................       150        153,375
 Encore Acquisition Company,
   8.375%, 6-15-12 .....................       100        104,750
 Westport Resources Corporation,
   8.25%, 11-1-11 ......................       100        106,750
                                                      -----------
                                                          575,875
                                                      -----------

Petroleum -- Services - 2.95%
 Key Energy Services, Inc.,
   8.375%, 3-1-08 ......................       250        265,625
 Pemex Project Funding Master Trust,
   7.375%, 12-15-14 (A) ................       300        307,875
 R&B Falcon Corporation,
   9.5%, 12-15-08 ......................       250        315,540
                                                      -----------
                                                          889,040
                                                      -----------

Publishing - 2.36%
 Dex Media East LLC and Dex Media
   East Finance Co.:
   9.875%, 11-15-09 (A) ................       150        169,125
   12.125%, 11-15-12 (A) ...............       150        174,750
 Hollinger International Publishing Inc.,
   9.0%, 12-15-10 (A) ..................       100        105,750
 TransWestern Publishing Company LLC,
   9.625%, 11-15-07 ....................       250        260,937
                                                      -----------
                                                          710,562
                                                      -----------

Railroad - 0.80%
 Kansas City Southern Railway Company (The),
   7.5%, 6-15-09 .......................       225        239,625
                                                      -----------

Real Estate Investment Trust - 1.71%
 La Quinta Properties, Inc.,
   8.875%, 3-15-11 (A) .................       250        250,938
 Meritage Corporation,
   9.75%, 6-1-11 .......................       250        263,750
                                                      -----------
                                                          514,688
                                                      -----------

Restaurants - 1.61%
 Carrols Corporation,
   9.5%, 12-1-08 .......................       250        236,875
 Host Marriott, L.P.,
   9.25%, 10-1-07 ......................       250        248,750
                                                      -----------
                                                          485,625
                                                      -----------

Retail -- General Merchandise - 4.77%
 Advance Stores Company, Incorporated,
   10.25%, 4-15-08 .....................       250        262,813
 AutoNation, Inc.,
   9.0%, 8-1-08 ........................       250        263,750
 Domino's, Inc.,

   10.375%, 1-15-09 ....................       250        268,125
 Roundy's, Inc.,
   8.875%, 6-15-12 .....................       300        298,500
 United Auto Group, Inc.,
   9.625%, 3-15-12 .....................       350        341,250
                                                      -----------
                                                        1,434,438
                                                      -----------

Retail -- Specialty Stores - 2.34%
 Cole National Group, Inc.,
   8.875%, 5-15-12 .....................       350        316,750
 Jo-Ann Stores, Inc.,
   10.375%, 5-1-07 .....................       110        116,050
 Michaels Stores, Inc.,
   9.25%, 7-1-09 .......................       250        272,500
                                                      -----------
                                                          705,300
                                                      -----------

Timesharing and Software - 0.87%
 NDCHealth Corporation,
   10.5%, 12-1-12 (A)...................       250        261,875
                                                      -----------

Utilities -- Gas and Pipeline - 2.91%
 AmeriGas Partners, L.P. and AP Eagle Finance Corp.,
   8.875%, 5-20-11 .....................       100        106,000
 El Paso Energy Partners, L.P. and
   El Paso Energy Partners Finance Corporation,
   8.5%, 6-1-10 (A) ....................       500        510,000
 Wynn Las Vegas, LLC and Wynn Las
   Vegas Capital Corp.,
   12.0%, 11-1-10 ......................       250        261,250
                                                      -----------
                                                          877,250
                                                      -----------

Utilities -- Telephone - 3.50%
 Nextel Communications, Inc.:
   10.65%, 9-15-07 .....................       350        364,875
   9.95%, 2-15-08 ......................       150        156,375
 Triton PCS, Inc.:
   9.375%, 2-1-11 ......................       125        108,750
   8.75%, 11-15-11 .....................       500        422,500
                                                      -----------
                                                        1,052,500
                                                      -----------

TOTAL CORPORATE DEBT SECURITIES - 89.40%              $26,908,707
 (Cost: $25,947,675)

SHORT-TERM SECURITIES
 Chemicals - Petroleum and Inorganic - 0.82%
   du Pont (E.I.) de Nemours and Company,
    1.16315%, Master Note  ...............       246      246,000
                                                     ------------

 Food and Related - 4.98%
 McCormick & Co. Inc.,
   1.45%, 4-1-03 .........................     1,000    1,000,000
 Sara Lee Corporation,
   1.35%, 4-16-03 ........................       500      499,719
                                                     ------------
                                                        1,499,719

                                                     ------------

 Forest and Paper Products - 1.66%
 Sonoco Products Co.,
   1.44%, 4-1-03 .........................       500      500,000
                                                     ------------

 Retail - Food Stores - 5.95%
 Kroger Co. (The),
   1.9%, 4-1-03 ..........................     1,790    1,790,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES  - 13.41%                 $ 4,035,719
 (Cost: $4,035,719)

TOTAL INVESTMENT SECURITIES - 103.98%                 $31,297,540
 (Cost: $30,520,204)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (3.98%)    (1,198,023)

NET ASSETS - 100.00%                                  $30,099,517

Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the total value of these securities amounted to $7,116,941 or 23.64% of net assets.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     HIGH INCOME FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (cost - $30,520)
   (Notes 1 and 3)..........................................   $31,298
 Cash  .....................................................         1
 Receivables:
   Dividends and interest...................................       587
   Fund shares sold ........................................       125
 Prepaid registration fees .................................         6
                                                               -------
    Total assets  ..........................................    32,017
                                                               -------
LIABILITIES
 Payable for investment securities purchased ...............     1,790
 Payable to Fund shareholders  .............................        53
 Dividends payable  ........................................        20
 Accrued shareholder servicing (Note 2)  ...................         8
 Accrued accounting services fee (Note 2)  .................         2
 Accrued distribution and service fees (Note 2)  ...........         1
 Accrued management fee (Note 2)  ..........................         1
 Other  ....................................................        42
                                                               -------
    Total liabilities  .....................................     1,917
                                                               -------
      Total net assets .....................................   $30,100
                                                               =======
NET ASSETS
 $0.01 par value capital stock:
   Capital stock ...........................................   $    37
   Additional paid-in capital...............................    35,352
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss
    on investment transactions  ............................    (6,066)
   Net unrealized appreciation in value of investments .....       777
                                                               -------
    Net assets applicable to outstanding units of capital  .   $30,100
                                                               =======
Net asset value per share (net assets divided by
 shares outstanding):
 Class A  ..................................................     $8.07
 Class B  ..................................................     $8.07
 Class C  ..................................................     $8.07
 Class Y  ..................................................     $8.07
Capital shares outstanding:
 Class A  ..................................................       777
 Class B  ..................................................       212
 Class C  ..................................................     2,289
 Class Y  ..................................................       451
Capital shares authorized ..................................   200,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     HIGH INCOME FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ...............................    $1,948
   Dividends ...............................................        34
                                                                ------
    Total income  ..........................................     1,982
                                                                ------
 Expenses (Note 2):
   Distribution fee:
    Class A  ...............................................         1
    Class B  ...............................................         9
    Class C  ...............................................       130
    Class Y  ...............................................         1
   Investment management fee ...............................       139
   Shareholder servicing:
    Class A  ...............................................         9
    Class B  ...............................................         5
    Class C  ...............................................        59
    Class Y  ...............................................         1
   Service fee:
    Class A  ...............................................         9
    Class B  ...............................................         3
    Class C  ...............................................        43
   Registration fees .......................................        24
   Accounting services fee .................................        14
   Audit fees ..............................................        12
   Custodian fees ..........................................         8
   Other ...................................................        13
                                                                ------
   Total ...................................................       480
    Less expenses in excess of voluntary waiver of
      investment management fee (Note 2)....................      (119)
                                                                ------
      Total expenses .......................................       361
                                                                ------
       Net investment income  ..............................     1,621
                                                                ------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  .........................    (1,158)
 Unrealized appreciation in value of investments
   during the period .......................................       259
                                                                ------
   Net loss on investments..................................      (899)
                                                                ------
    Net increase in net assets resulting from
      operations ...........................................    $  722
                                                                ======


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     HIGH INCOME FUND
     (In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
INCREASE IN NET ASSETS
 Operations:
   Net investment income .................    $1,621       $1,596
   Realized net loss on investments ......    (1,158)        (641)
   Unrealized appreciation ...............       259          490
                                             -------      -------
    Net increase in net assets
      resulting from operations ..........       722        1,445
                                             -------      -------
 Distributions to shareholders from
   net investment income (Note 1E):(1)
   Class A ...............................      (288)         (94)
   Class B ...............................       (81)         (72)
   Class C ...............................    (1,224)      (1,428)
   Class Y ...............................       (28)          (2)
                                             -------      -------
                                              (1,621)      (1,596)
                                             -------      -------
 Capital share transactions
   (Note 5) ..............................    10,768          733
                                             -------      -------
   Total increase ........................     9,869          582
NET ASSETS
 Beginning of period  ....................    20,231       19,649
                                             -------      -------
 End of period  ..........................   $30,100      $20,231
                                             =======      =======
   Undistributed net investment income ...   $   ---      $   ---
                                             =======      =======

(1)  See "Financial Highlights" on pages 57 - 60.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     HIGH INCOME FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-3-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $8.48  $8.54          $9.04
Income (loss) from            -----  -----          -----
 investment operations:
 Net investment
   income ..........           0.64   0.74           0.58
 Net realized and unrealized
   loss on investments        (0.41) (0.06)         (0.50)
Total from investment         -----  -----          -----
 operations  .......           0.23   0.68           0.08
Less distributions:           -----  -----          -----
 Declared from net
   investment income          (0.64) (0.74)         (0.58)
 From capital gains           (0.00) (0.00)         (0.00)
                              -----  -----          -----
Total distributions           (0.64) (0.74)         (0.58)
Net asset value,              -----  -----          -----
 end of period  ....          $8.07  $8.48          $8.54
                              =====  =====          =====
Total return(2) ....           3.02%  8.46%          0.90%
Net assets, end of period (000
 omitted)  .........         $6,269 $1,895           $442
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           0.91%  0.84%          1.05%(3)
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver  ...........           7.83%  9.00%          9.01%(3)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           1.44%  1.14%          1.42%(3)
Ratio of net investment
 income to average net
 assets excluding
 voluntary expense
 waiver  ...........           7.30%  8.70%          8.64%(3)
Portfolio turnover rate       52.20% 82.42%        114.89%(4)
(1)  Commencement of operations of the class.
(2) Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)  Annualized.
(4)  For the fiscal year ended March 31, 2001.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     HIGH INCOME FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         7-18-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $8.48  $8.54         $ 9.03
Income (loss) from            -----  -----         ------
 investment operations:
 Net investment
    income .........           0.56   0.68           0.48
 Net realized and unrealized
   loss on investments        (0.41) (0.06)         (0.49)
Total from investment         -----  -----         ------
  operations  ......           0.15   0.62          (0.01)
                              -----  -----         ------
Less distributions:
 Declared from net
   investment income          (0.56) (0.68)         (0.48)
 From capital gains           (0.00) (0.00)         (0.00)
                              -----  -----         ------
Total distributions           (0.56) (0.68)         (0.48)
                              -----  -----         ------
Net asset value,
 end of period  ....          $8.07  $8.48          $8.54
                              =====  =====          =====
Total return .......           2.06%  7.64%          0.09%
Net assets, end of period (in
 millions)  ........             $2     $1             $1
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           1.84%  1.74%          1.85%(2)
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver  ...........           6.90%  8.09%          8.30%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           2.37%  2.36%          2.50%(2)
Ratio of net investment
 income to average net
 assets excluding
 voluntary expense
 waiver  ...........           6.37%  7.47%          7.65%(2)
Portfolio turnover rate       52.20% 82.42%        114.89%(3)
(1)  Commencement of operations of the class.
(2)  Annualized.
(3)  For the fiscal year ended March 31, 2001.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     HIGH INCOME FUND
     Class C Shares (1)
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                     For the fiscal
                                  year ended March 31,
                            -----------------------------------
                               2003   2002    2001   2000    1999
                            ------- ------  ------ ------  ------
Net asset value,
 beginning of period          $8.48  $8.54   $9.27  $9.94  $10.79
                              -----  -----   -----  -----  ------
Income (loss) from
 investment operations:
 Net investment income         0.57   0.68    0.73   0.69    0.63
 Net realized and
   unrealized loss
   on investments ..          (0.41) (0.06)  (0.73) (0.67)  (0.82)
                              -----  -----   -----  -----  ------
Total from investment
 operations  .......           0.16   0.62    0.00   0.02   (0.19)
                              -----  -----   -----  -----  ------
Less distributions:
 Declared from net
   investment income          (0.57) (0.68)  (0.73) (0.69)  (0.63)
 From capital gains           (0.00) (0.00)  (0.00) (0.00)  (0.03)
                              -----  -----   -----  -----  ------
Total distributions           (0.57) (0.68)  (0.73) (0.69)  (0.66)
Net asset value,              -----  -----   -----  -----  ------
 end of period  ....          $8.07  $8.48   $8.54  $9.27  $ 9.94
                              =====  =====   =====  =====  ======
Total return .......           2.15%  7.58%   0.18%  0.17%  -1.72%
Net assets, end of period
 (in millions)  ....            $18    $17     $19    $23     $25
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           1.74%  1.82%   1.78%  2.17%   2.20%
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver  ...........           7.05%  8.01%   8.38%  7.16%   6.29%
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           2.27%  2.46%   2.41% 2.26%     ---
Ratio of net investment
 income to average net
 assets excluding
 voluntary expense
 waiver  ...........           6.52%  7.36%   7.75% 7.07%     ---
Portfolio turnover
 rate  .............          52.20% 82.42% 114.89% 71.31%  50.98%

(1)  See Note 5.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     HIGH INCOME FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                                           period
                                     For the fiscal          from
                                   year ended March 31,  12-30-98(1)
                             ----------------------------    to
                               2003   2002    2001   2000  3-31-99
                             ------ ------ --------------  ------
Net asset value,
 beginning of period          $8.48  $8.54   $9.27  $9.94   $9.97
Income (loss) from            -----  -----   -----  -----   -----
 investment operations:
 Net investment income         0.64   0.75    0.78   0.77    0.20
 Net realized and
   unrealized gain (loss)
   on investments...          (0.41) (0.06)  (0.73) (0.67)   0.00
Total from investment         -----  -----   -----  -----   -----
 operations ........           0.23   0.69    0.05   0.10    0.20
Less distributions:           -----  -----   -----  -----   -----
 Declared from net
   investment income          (0.64) (0.75)  (0.78) (0.77)  (0.20)
 From capital gains           (0.00) (0.00)  (0.00) (0.00)  (0.03)
                              -----  -----   -----  -----   -----
Total distributions           (0.64) (0.75)  (0.78) (0.77)  (0.23)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period .....          $8.07  $8.48   $8.54  $9.27   $9.94
                              =====  =====   =====  =====   =====
Total return .......           3.03%  8.50%   0.79%  0.94%   2.45%
Net assets, end of
 period (000 omitted)        $3,643    $64     $12     $6      $6
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           1.08%  0.79%   1.20%  1.40%   0.26%(2)
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver  ...........           7.22%  8.99%   8.95%  7.85%   8.55%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           1.61%  1.08%  1.62%  1.46%     ---
Ratio of net investment
 income to average net
 assets excluding
 voluntary expense
 waiver  ...........           6.69%  8.71%   8.52%  7.79%    ---
Portfolio turnover
 rate  .............          52.20% 82.42% 114.89% 71.31%  50.98%(3)
(1)  Commencement of operations of the class.
(2)  Annualized.
(3)  For the fiscal year ended March 31, 1999.
See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with Thomas A. Mengel, portfolio manager of W&R Funds, Inc. - International Growth Fund


This report relates to the operation of W&R Funds, Inc. -- International Growth Fund for the fiscal year ended March 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund struggled during what proved to be a difficult environment for international equities, slightly underperforming its benchmark index. The Class C shares of the Fund declined 23.63 percent, compared with the Morgan Stanley Capital International E.A.FE. Index (the index that generally reflects the performance of the securities markets in Europe, Australia and the Far East), which declined 23.24 percent for the fiscal year. However, the Fund slightly outperformed the Lipper International Funds Universe Average (the index that generally reflects the performance of funds with similar investment objectives), which declined 24.61 percent during the period.

Why did the Fund slightly lag its benchmark index during the fiscal year? Country selection was the primary factor causing the Fund to slightly lag the benchmark return. However, the Fund did benefit from our stock selection and from stronger foreign currency movements. The Fund benefited significantly from a weaker U.S. dollar over the past twelve months.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Investor sentiment remained very cautious during this third difficult year for equity market investments. Early in the fiscal year, global economic growth slowed and manufacturing employment weakened in the largest industrialized countries. Interest rates stayed low but business spending failed to recover. Rising budget deficits suggested that fiscal stimulus would be limited, especially in Europe. In recent months, global geopolitical concerns triggered extreme global market volatility and risk aversion. Continental Europe suffered some of the weakest equity markets, due to their inflexible corporate legal structure and labor markets. In mid-March the Asian consumer markets were shocked by an outbreak of atypical pneumonia that is depressing travel and consumer sectors.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Early in the fiscal year, many of the Fund's large-cap stocks were hurt by broad corporate profit concerns and accounting issues that remained in the spotlight. The Fund continued to hold what we feel are fundamentally sound growth companies that were negatively impacted by these factors.

Looking at country selection, the Fund was underweight in Japanese equities, which had a negative effect on performance. Japan's Nikkei was the best-performing developed market for calendar year 2002 because, in our view, broad market expectations of severe financial stress in Japan did not materialize.

Throughout the year, we held underweight positions in the weakest sectors (financials, technology and industrials) and made very careful selections in retail stocks. Both strategies had a positive effect on performance.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?
We have continued to emphasize growth companies in Continental Europe with defensive characteristics (consumer products, impressive management, strong balance sheet, attractive dividend yield and solid competitive position). In Britain, we have focused on growth stocks that are, in our view, benefiting from the relatively strong domestic economy. Despite continuing imbalances within Japan's economy, we believe that there are still good companies with solid balance sheets, good management and growth prospects, especially some of the larger exporters we have selected. In Asia, we have concentrated our holdings in what we see as industry leaders that we believe should benefit from continued strong Chinese business demand. We are alert to signs of over-leveraged households in several countries, especially those with recent housing booms.

The difficult business climate of the last few years has forced many foreign companies to accelerate restructuring efforts. We feel that this positive improvement should be an important focus for investors once the broader financial and geopolitical environment improves. We continue to believe that foreign equity investments provide important long-term portfolio diversification for our customers.


Respectfully,



Thomas A. Mengel
Manager
W&R International Growth Fund

Comparison of Change in Value of $10,000 Investment


                                            Morgan
                                           Stanley
                                W&R        Capital
                      International  International         Lipper
                             Growth        E.A.FE.  International
                              Fund,          Index          Funds
                            Class C      (with net       Universe
                             Shares     dividends)        Average
                          ---------     ----------     ----------
  03-31-93                   10,000         10,000         10,000
  03-31-94                   10,032         12,251         12,382
  03-31-95                   10,418         12,996         12,282
  03-31-96                   11,214         14,598         14,343
  03-31-97                   14,000         14,810         15,735
  03-31-98                   18,933         17,566         18,896
  03-31-99                   20,894         18,632         18,963
  03-31-00                   41,349         23,307         26,542
  03-31-01                   24,623         17,276         19,134
  03-31-02                   20,012         15,811         17,768
  03-31-03                   15,283         12,137         13,396

===== W&R International Growth Fund, Class C (1) (2) -- $15,283
***** Morgan Stanley Capital International E.A.FE. Index (with net dividends) -
     $12,137
*-*-* Lipper International Funds Universe Average - $13,396

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Comparative performance of W&R International Growth Fund, Class C Shares following change in objective.

                                            Morgan
                                           Stanley
                                W&R        Capital
                      International  International         Lipper
                             Growth        E.A.FE.  International
                              Fund,          Index          Funds
                            Class C      (with net       Universe
                             Shares     dividends)        Average
                          ---------     ----------     ----------
  04-30-95                   10,000         10,000         10,000
  03-31-96                   10,625         10,826         11,309
  03-31-97                   13,265         10,983         12,406
  03-31-98                   17,939         13,027         14,899
  03-31-99                   19,797         13,817         14,952
  03-31-00                   39,178         17,284         20,928
  03-31-01                   23,330         12,811         15,087
  03-31-02                   18,961         11,726         14,009
  03-31-03                   14,480          9,001         10,562

===== W&R International Growth Fund, Class C (2) (3) -- $14,480
***** Morgan Stanley Capital International E.A.FE. Index (with net dividends)
     (3) - $9,001
*-*-* Lipper International Funds Universe Average (3) - $10,562

(1) Effective as of 4-20-95, the name of the Fund was changed to W&R International Growth Fund and its investment objective was changed to long-term appreciation, with realization of income as a secondary objective.
(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
(3)  Because the Fund's new investment objective became effective on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of April 30, 1995.

                           Average Annual Total Return(4)
                    Class A     Class B      Class C(5)  Class Y
                    ---------------------------------------------
1-year period
  ended 3-31-03      -27.35%   -26.88%         -23.63%   -22.56%
5-year period
  ended 3-31-03          ---       ---          -4.19%    -3.17%
10-year period
  ended 3-31-03          ---       ---           4.33%       ---
Since inception of
  Class through
  3-31-03(6)         -27.24%   -27.42%           ---       5.75%

(4)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(5)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(6)7-3-00 for Class A shares, 7-10-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND

-----------------------------------------------------------------
International Growth Fund

GOALS
To seek long-term appreciation of capital as a primary goal and current income as a secondary goal.

Strategy
Invests primarily in common stocks of foreign companies that have the potential to provide long-term growth. The Fund emphasizes growth stocks which are securities of companies whose earnings are likely to grow faster than the economy.

Founded
1992

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2003
----------------------------------------

Net asset value on
3-31-03                          $7.40
3-31-02                           9.69
                                ------
Change per share                $(2.29)
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND

-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------   -------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
 ended 3-31-03        -27.35%   -22.91%        -26.88%        -23.83%
 5-year period
 ended 3-31-03           ---       ---            ---            ---
10-year period
 ended 3-31-03           ---       ---            ---            ---
Since inception
 of Class (F)         -27.24%   -25.65%        -27.42%        -26.85%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C) Performance data does not take into account the sales load deducted on an initial purchase.
(D) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E) Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F) 7-3-00 for Class A shares and 7-10-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 3-31-03       -23.63%   -22.56%
 5-year period
  ended 3-31-03        -4.19%    -3.17%
10-year period
  ended 3-31-03         4.33%      ---
Since inception
  of Class (D)           ---      5.75%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C) Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D) 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND

-----------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, International Growth Fund had net assets totaling $64,505,767 invested in a diversified portfolio of:

   71.86% Common Stocks
   21.36% Cash and Cash Equivalents
    6.78% Other Government Security

As a shareholder of International Growth Fund, for every $100 you had invested on March 31, 2003, your Fund was invested by geographic region and by industry, respectively, as follows:

    $56.74  Europe
     21.36  Cash and Cash Equivalents
     16.13  Pacific Basin
      4.22  Scandinavia
      1.03  Mexico
      0.52  South America





    $21.36  Cash and Cash Equivalents
     16.32  Financial Services Stocks
     16.13  Consumer Goods Stocks
      7.07  Health Care Stocks
      6.78  Other Government Security
      6.64  Utilities Stocks
      5.45  Raw Materials Stocks
      4.65  Miscellaneous Stocks
      4.59  Energy Stocks
      3.46  Consumer Services Stocks
      3.26  Business Equipment and Services Stocks
      2.68  Capital Goods Stocks
      1.61  Retail Stocks

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND

     March 31, 2003

                                              Shares        Value

COMMON STOCKS
Australia - 1.34%
 Novogen LTD (A)*  .......................   474,580 $    863,805
                                                     ------------

Austria - 1.18%
 Erste Bank der oesterreichischen
   Sparkassen AG (A) .....................    10,700      762,690
                                                     ------------

Brazil - 0.52%
 Tele Norte Leste Participacoes
   S.A., ADR .............................    40,700      335,775
                                                     ------------

Finland - 2.68%
 Nokia Oyj (A)  ..........................    96,200    1,327,380
 UPM-Kymmene Oyj (A)  ....................    31,200      402,958
                                                     ------------
                                                        1,730,338
                                                     ------------

France - 7.22%
 AXA (A)  ................................    29,500      347,885
 BNP Paribas SA (A)  .....................    28,400    1,135,981
 Carrefour SA (A)  .......................    16,900      639,334
 Publicis Groupe S.A. (A)  ...............    22,270      377,673
 Renault SA (A)  .........................     7,900      261,062
 Societe Generale, Class A (A)  ..........    11,400      587,944
 TotalFinaElf, S.A. (A)  .................    10,350    1,308,534
                                                     ------------
                                                        4,658,413
                                                     ------------

Germany - 6.98%
 Altana AG (A)  ..........................    17,000      798,570
 BASF Aktiengesellschaft (A)  ............    26,760    1,001,843
 Deutsche Boerse AG (A)  .................    20,000      765,546
 Henkel Kommanditgesellschaft
   auf Aktien (A).........................    14,700      905,216
 Siemens AG (A)  .........................     3,000      122,941
 VOLKSWAGEN AKTIENGESELLSCHAFT (A)  ......    28,400      906,618
                                                     ------------
                                                        4,500,734
                                                     ------------

Hong Kong - 1.50%
 Cheung Kong (Holdings) Limited (A)  .....    54,000      298,400
 Hutchison Whampoa Limited,
   Ordinary Shares (A) ...................    57,000      309,862
 Johnson Electric Holdings Limited (A)  ..   330,000      361,749
                                                     ------------
                                                          970,011
                                                     ------------

Ireland - 1.17%
 DePfa Deutsche Pfandbriefbank AG (A)  ...    17,100      752,947
                                                     ------------

Italy - 5.80%
 Assicurazioni Generali S.p.A. (A)  ......    27,500      565,876

 Eni S.p.A. (A)  .........................    78,800    1,051,222
 Saipem S.p.A. (A)  ......................    96,200      603,927
 Telecom Italia Mobile S.p.A. (A)  .......   217,000      884,541
 UniCredito Italiano SpA (A)  ............   166,500      633,325
                                                     ------------
                                                        3,738,891
                                                     ------------

Japan - 13.29%
 Canon Inc. (A)  .........................    20,000      701,338
 Eisai Co., Ltd. (A)  ....................    18,500      342,389
 FANUC LTD (A)  ..........................     7,700      335,236
 Honda Motor Co., Ltd. (A)  ..............    19,000      635,694
 Kao Corporation (A)  ....................    40,000      811,452
 Mitsubishi Corporation (A)  .............   105,000      651,025
 Nintendo Co., Ltd. (A)  .................     3,700      300,864
 Nissan Motor Co., Ltd. (A)  .............   105,300      704,616
 Nomura Holdings, Inc. (A)  ..............    82,000      857,784
 Ricoh Company, Ltd. (A)  ................    24,000      376,690
 SMC Corporation (A)  ....................     3,900      306,556
 Sony Corporation (A)  ...................    21,200      754,193
 Takeda Chemical Industries, Ltd. (A)  ...    33,000    1,238,269
 Toyota Motor Corporation (A)  ...........    25,000      557,979
                                                     ------------
                                                        8,574,085
                                                     ------------

Mexico - 1.03%
 Telefonos de Mexico, S.A. de C.V., ADR  .    22,300      662,756
                                                     ------------

Netherlands - 4.10%
 ABN AMRO Holding N.V. (A)  ..............    14,600      213,228
 Koninklijke KPN N.V. (A)*  ..............    80,900      518,457
 Royal Dutch Petroleum Company (A) .......    14,700      597,763
 Unilever N.V. - Certicaaten Van
   Aandelen (A) ..........................    22,100    1,313,934
                                                     ------------
                                                        2,643,382
                                                     ------------

Portugal - 1.82%
 Portugal Telecom, SGPS, S.A. (A)  .......   169,900    1,175,855
                                                     ------------

Spain - 1.18%
 Banco Bilbao Vizcaya
   Argentaria, S.A. (A) ..................    42,600      354,259
 Banco Santander Central
   Hispano, S.A. (A)......................    63,900      407,421
                                                     ------------
                                                          761,680
                                                     ------------

Sweden - 1.54%
 H&M Hennes & Mauritz AB,
   Class B Shares (A) ....................    19,000      399,230
 Nordea AB (A)  ..........................   134,000      591,598
                                                     ------------
                                                          990,828
                                                     ------------

Switzerland - 5.18%
 Credit Suisse Group,
  Registered Shares (A)* ................    39,100      678,769

 Nestle S.A., Registered Shares (A)  .....     5,000      988,033
 Novartis AG, Registered Shares (A)  .....    26,000      961,291
 Roche Holdings AG, Genussschein (A)  ....     6,000      358,573
 UBS AG (A)*  ............................     8,300      352,552
                                                     ------------
                                                        3,339,218
                                                     ------------

United Kingdom - 15.33%
 BHP Billiton Plc (A)  ...................   111,200      556,569
 British Sky Broadcasting Group plc (A)*     125,100    1,237,465
 Diageo plc (A)  .........................   200,000    2,049,412
 HSBC Holdings plc (A)  ..................    79,600      815,666
 Reckitt Benckiser plc (A)  ..............    68,500    1,121,564
 Reed Elsevier plc (A)  ..................   139,500      995,560
 Rio Tinto plc (A)  ......................    56,300    1,048,038
 Royal Bank of Scotland
   Group plc (The) (A) ...................    31,177      701,461
 Vodafone Group Plc (A)  .................   766,100    1,366,843
                                                     ------------
                                                        9,892,578
                                                     ------------

TOTAL COMMON STOCKS - 71.86%                         $ 46,353,986
 (Cost: $51,067,544)

                                           Principal
                                           Amount in
                                           Thousands

OTHER GOVERNMENT SECURITY - 6.78%
Germany
Bundesschwatzanweisungen Treasury Note,
 4.25%, 6-13-03 (B)  .....................  EUR4,000  $ 4,374,117
                                                      -----------
 (Cost: $3,978,440)

SHORT-TERM SECURITIES
Commercial Paper
 Apparel - 1.55%
 NIKE, Inc.,
   1.18%, 4-17-03 ........................    $1,000      999,476
                                                      -----------

 Chemicals -- Petroleum and Inorganic - 3.23%
 du Pont (E.I.) de Nemours and Company,
   1.16315%, Master Note .................     2,083    2,083,000
                                                      -----------

 Health Care -- Drugs - 6.98%
 Alcon Capital Corporation (Nestle S.A.),
   1.25%, 4-28-03 ........................     2,500    2,497,656
 Pharmacia Corporation,
   1.23%, 4-3-02 .........................     2,000    1,999,863
                                                      -----------
                                                        4,497,519
                                                      -----------

 Household -- General Products - 4.17%
 Procter & Gamble Company (The),
   1.19%, 4-24-03 ........................     2,693    2,690,953
                                                      -----------

 Multiple Industry - 3.41%
 BOC Group Inc. (DE),

   1.39%, 4-1-03 .........................     2,200    2,200,000
                                                      -----------

 Security and Commodity Brokers - 2.44%
 UBS Finance Delaware LLC,
   1.39%, 4-1-03 .........................     1,575    1,575,000
                                                      -----------

Total Commercial Paper - 21.78%                        14,045,948

Commercial Paper (backed by irrevocable
   bank letter of credit) - 1.98%
 Motor Vehicles
 Hyundai Motor Finance Co.
   (Bank of America N.A.),
   1.4%, 4-1-03 ..........................     1,279    1,279,000
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 23.76%                  $15,324,948
 (Cost: $15,324,948)

TOTAL INVESTMENT SECURITIES - 102.40%                 $66,053,051
 (Cost: $70,370,932)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.40%)    (1,547,284)

NET ASSETS - 100.00%                                  $64,505,767


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

(A)Listed on an exchange outside the United States.

(B)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR-Euro).

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     INTERNATIONAL GROWTH FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities -- at value (cost - $70,371)
   (Notes 1 and 3) .........................................   $66,053
 Cash   ....................................................         1
 Receivables:
   Investment securities sold ..............................       645
   Dividends and interest ..................................       430
   Fund shares sold ........................................        44
 Prepaid insurance premium  ................................         1
                                                               -------
    Total assets  ..........................................    67,174
                                                               -------
LIABILITIES
 Payable to Fund shareholders  .............................     2,559
 Accrued shareholder servicing (Note 2)  ...................        46
 Accrued accounting services fee (Note 2)  .................         3
 Accrued distribution and service fees (Note 2)  ...........         1
 Accrued management fee (Note 2)  ..........................         1
 Other  ....................................................        58
                                                               -------
    Total liabilities  .....................................     2,668
                                                               -------
      Total net assets .....................................   $64,506
                                                               =======
NET ASSETS
 $0.01 par value capital stock:
   Capital stock ...........................................   $    86
   Additional paid-in capital ..............................   125,203
 Accumulated undistributed loss:
   Accumulated undistributed net investment loss ...........        (2)
   Accumulated undistributed net realized loss
    on investment transactions  ............................   (56,489)
   Net unrealized depreciation in value of investments .....    (4,292)
                                                              --------
    Net assets applicable to outstanding units
      of capital ...........................................  $ 64,506
                                                              ========
Net asset value per share (net assets divided by
 shares outstanding):
 Class A  ..................................................     $7.57
 Class B  ..................................................     $7.35
 Class C  ..................................................     $7.40
 Class Y  ..................................................     $8.17
Capital shares outstanding:
 Class A  ..................................................       717
 Class B  ..................................................       251
 Class C  ..................................................     6,219
 Class Y  ..................................................     1,372
Capital shares authorized ..................................   400,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     INTERNATIONAL GROWTH FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)
INVESTMENT LOSS
 Income (Note 1B):
   Dividends (net of foreign withholding taxes of $122) ....   $ 1,343
   Interest and amortization ...............................       237
                                                               -------
    Total income  ..........................................     1,580
                                                               -------
 Expenses (Note 2):
   Investment management fee ...............................       647
   Distribution fee:
    Class A  ...............................................         2
    Class B  ...............................................        15
    Class C  ...............................................       440
    Class Y  ...............................................        24
   Shareholder servicing:
    Class A  ...............................................        39
    Class B  ...............................................        19
    Class C  ...............................................       404
    Class Y  ...............................................        15
   Service fee:
    Class A  ...............................................        15
    Class B  ...............................................         5
    Class C  ...............................................       147
   Custodian fees ..........................................       167
   Accounting services fee .................................        35
   Audit fees ..............................................        18
   Legal fees ..............................................         2
   Other ...................................................        85
                                                               -------
    Total expenses  ........................................     2,079
                                                               -------
      Net investment loss ..................................      (499)
REALIZED AND UNREALIZED GAIN (LOSS) ON                         -------
INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..........................   (15,365)
 Realized net loss on forward currency contracts  ..........      (270)
 Realized net loss on foreign currency transactions  .......      (100)
                                                               -------
   Realized net loss on investments ........................   (15,735)
                                                               -------
 Unrealized depreciation in value of securities
   during the period .......................................    (2,922)
 Unrealized appreciation in value of forward
   currency contracts during the period.....................        65
                                                               -------
   Unrealized depreciation in value of investments
    during the period  .....................................    (2,857)
                                                               -------
    Net loss on investments ................................   (18,592)
                                                               -------
      Net decrease in net assets resulting from
       operations  .........................................  $(19,091)
                                                               =======
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     INTERNATIONAL GROWTH FUND
     (In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
DECREASE IN NET ASSETS
 Operations:
   Net investment loss....................   $  (499)    $ (1,063)
   Realized net loss on investments ......   (15,735)     (27,914)
   Unrealized appreciation (depreciation)     (2,857)       4,921
                                             -------     --------
    Net decrease in net assets
      resulting from operations ..........   (19,091)     (24,056)
                                             -------     --------
 Distributions to shareholders from
   realized gains on investment
   transactions (Note 1E): (1)
    Class A  .............................       ---          (21)
    Class B  .............................       ---           (7)
    Class C  .............................       ---         (265)
    Class Y  .............................       ---          (19)
                                             -------     --------
                                                 ---         (312)
                                             -------     --------
 Capital share transactions
   (Note 5) ..............................    (7,585)     (21,059)
                                             -------     --------
   Total decrease ........................   (26,676)     (45,427)
NET ASSETS
 Beginning of period  ....................    91,182      136,609
                                             -------     --------
 End of period  ..........................   $64,506     $ 91,182
                                             =======     ========
   Undistributed net investment loss .....   $    (2)    $     (2)
                                             =======     ========

(1)  See "Financial Highlights" on pages 75 - 78.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     INTERNATIONAL GROWTH FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-3-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $9.82 $12.03         $24.33
                              ----- ------         ------
Loss from investment
 operations:
 Net investment
   loss ............          (0.03) (0.17)         (0.02)
 Net realized and unrealized
   loss on investments        (2.22) (2.01)         (6.46)
                              ----- ------         ------
Total from investment
 operations  .......          (2.25) (2.18)         (6.48)
                              ----- ------         ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)         (0.00)
 From capital gains           (0.00) (0.03)         (5.82)
                              ----- ------         ------
Total distributions           (0.00) (0.03)         (5.82)
                              ----- ------         ------
Net asset value,
 end of period  ....          $7.57 $ 9.82         $12.03
                              ===== ======         ======
Total return(2) ....         -22.91%-18.12%        -29.73%
Net assets, end of
 period (in
 millions)  ........             $5     $7             $5
Ratio of expenses to
 average net assets            2.10%  1.89%          1.72%(3)
Ratio of net investment
 loss to average
 net assets  .......          -0.10% -0.49%         -0.31%(3)
Portfolio turnover rate      107.62%133.83%        103.03%(4)

(1)  Commencement of operations of the class.
(2) Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)  Annualized.
(4)  For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     INTERNATIONAL GROWTH FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         7-10-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $9.65 $11.94         $24.59
                              ----- ------         ------
Loss from
 investment operations:
 Net investment
   loss ............          (0.11) (0.19)         (0.09)
 Net realized and unrealized
   loss on investments        (2.19) (2.07)         (6.74)
                              ----- ------         ------
Total from investment
 operations  .......          (2.30) (2.26)         (6.83)
                              ----- ------         ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)         (0.00)
 From capital gains           (0.00) (0.03)         (5.82)
                              ----- ------         ------
Total distributions           (0.00) (0.03)         (5.82)
                              ----- ------         ------
Net asset value,
 end of period  ....          $7.35 $ 9.65         $11.94
                              ===== ======         ======
Total return .......         -23.83%-18.93%        -30.89%
Net assets, end of
 period (in
 millions)  ........             $2     $2             $2
Ratio of expenses to
 average net assets            3.24%  2.89%          2.61%(2)
Ratio of net investment
 loss to average net
 assets  ...........          -1.22% -1.42%         -1.30%(2)
Portfolio turnover rate      107.62%133.83%        103.03%(3)

(1)  Commencement of operations of the class.
(2)  Annualized.
(3)  For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     INTERNATIONAL GROWTH FUND
     Class C Shares (1)
     For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2003   2002    2001   2000    1999
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $9.69 $11.96  $28.58 $15.58  $15.04
                              ----- ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment loss          (0.08) (0.11)  (0.17) (0.34)  (0.07)
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (2.21) (2.13) (10.63) 15.14    1.55
                              ----- ------  ------ ------  ------
Total from investment
 operations  .......          (2.29) (2.24) (10.80) 14.80    1.48
                              ----- ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.00)  (0.00)
 From capital gains           (0.00) (0.03)  (5.82) (1.80)  (0.94)
                              ----- ------  ------ ------  ------
Total distributions           (0.00) (0.03)  (5.82) (1.80)  (0.94)
                              ----- ------  ------ ------  ------
Net asset value,
 end of period  ....          $7.40 $ 9.69  $11.96 $28.58  $15.58
                              ===== ======  ====== ======  ======
Total return .......        -23.63%-18.73% -40.45% 97.89%  10.36%
Net assets, end of
 period (in
 millions)  ........            $46    $74    $123   $233    $100
Ratio of expenses to
 average net assets            2.93%  2.62%   2.36%  2.37%   2.35%
Ratio of net investment
 loss to average net
 assets  ...........          -0.86% -1.03%  -1.03% -1.48%  -0.53%
Portfolio turnover rate      107.62%133.83% 103.03%125.71% 116.25%

(1)  See Note 5.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     INTERNATIONAL GROWTH FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2003   2002    2001   2000    1999
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $10.55 $12.87  $29.86 $16.08  $15.35
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment income
   (loss) ..........          (0.16) (0.18)  (0.17) (1.41)   0.05
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (2.22) (2.11) (11.00) 16.99    1.62
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          (2.38) (2.29) (11.17) 15.58    1.67
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.00)  (0.00)
 From capital gains           (0.00) (0.03)  (5.82) (1.80)  (0.94)
                             ------ ------  ------ ------  ------
Total distributions           (0.00) (0.03)  (5.82) (1.80)  (0.94)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....          $8.17 $10.55  $12.87 $29.86  $16.08
                             ====== ======  ====== ======  ======
Total return .......         -22.56%-17.79% -39.91% 99.74%  11.41%
Net assets, end of
 period (000
 omitted) ..........        $11,205 $8,314  $6,594 $5,296    $629
Ratio of expenses to
 average net assets            1.63%  1.52%   1.44%  1.48%   1.44%
Ratio of net investment
 income (loss) to average
 net assets  .......           0.39% -0.11%  -0.02% -0.80%   0.36%
Portfolio turnover rate      107.62%133.83% 103.03%125.71% 116.25%


See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with Daniel P. Becker, portfolio manager of W&R Funds, Inc. - Large Cap Growth Fund


This report relates to the operation of W&R Funds, Inc. -- Large Cap Growth Fund for the fiscal year ended March 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
In a difficult environment for large-cap U.S. stocks, the Fund posted a negative return for the period. Class A shares of the Fund declined 21.39 percent before the impact of sales load, and declined 25.91 percent after the impact of sales load. This compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which decreased 24.76 percent during the period, and the Lipper Large-Cap Growth Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which declined 27.02 percent during the period. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag (with sales load impact) its benchmark index during the fiscal year?
Primarily, in relation to its index, the Fund was adversely affected by the impact of the Fund's sales load. On a more favorable note, large holdings in health care companies early in the year, and select technology companies later in the year, had a positive effect on performance relative to the benchmark. In addition, the Fund was underweight in some of the large underperforming stocks that make up a large part of the S&P 500 Index.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The year was characterized by a continued slowdown in economic growth, driven primarily by the capital spending- and industrial cyclical-linked industries. Many years of prosperity had resulted in overcapacity in many economically sensitive industries, and the unwinding of the prior-spending boom had a negative effect on the economy. Companies were quick to restructure by reducing employee levels, capital spending and R&D (research and development). These further cuts deepened the economic problems and were responsible for the sharpest decline in corporate profits in decades. Stocks leveraged to these cyclical events did very poorly in 2002. However, some stocks in health care and consumer staple industries did very well as they were far removed from the economic turmoil.

What strategies and techniques did you employ that specifically affected the Fund's performance?
During the middle of 2002, we felt it was appropriate to start to position the Fund to benefit from possible economic recovery. We felt the recovery would appear by early 2003, and added to positions in technology and decreased positions in what we felt were less economically leveraged stocks in consumer-related areas. The performance of the Fund was initially hurt by these moves. But by late 2002, performance had been enhanced by this strategy, which continued into 2003.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
During 2002, we emphasized the pharmaceutical, tobacco, financial and biotech industries. We tried to establish a balance between what we view as high quality, very profitable stable businesses and those that were less profitable but that we felt were set to improve as the economy improved.

Looking forward, we intend to maintain our balance between those companies that we feel should benefit from stronger economic growth and those whose profits are relatively immune to economic fluctuations. We intend to emphasize drug, biotech, financial and capital-spending-linked companies. As we go further into the fiscal year, we expect to increase our exposure to economically linked industries and decrease our holdings in more stable businesses.


Respectfully,



Daniel P. Becker
Manager
W&R Large Cap Growth Fund

Comparison of Change in Value of $10,000 Investment


                        W&R                        Lipper
                        Large                   Large-Cap
                        Cap                        Growth
                        Growth         S&P          Funds
                        Fund,          500       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
      07-3-00           $ 9,425    $10,000        $10,000
     03-31-01             9,023      8,043          6,528
     03-31-02             8,766      8,060          6,154
     03-31-03             6,891      6,064          4,491

 ===== W&R Large Cap Growth Fund, Class A Shares (1) -- $6,891
 +++++ S&P 500 Index -- $6,064
 ***** Lipper Large-Cap Growth Funds Universe Average -- $4,491

(1) The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                           Average Annual Total Return(2)
                    Class A     Class B      Class C     Class Y
                    ---------------------------------------------
1-year period
  ended 3-31-03       -25.91%  -25.85%        -22.28%    -21.26%
Since inception of
  Class through
  3-31-03(3)         -12.66%   -13.15%        -11.64%    -10.77%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares and 7-6-00 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF LARGE CAP GROWTH FUND

-----------------------------------------------------------------
Large Cap Growth Fund

GOAL
To seek the appreciation of your investment.

Strategy
Invests primarily in a diversified portfolio of common stocks issued by growth-oriented large to medium sized United States and foreign companies that the Fund's investment manager believes have appreciation potential.

Founded
2000

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class A Shares

Per Share Data
For the Fiscal Year Ended March 31, 2003
----------------------------------------

Net asset value on
3-31-03                          $7.24
3-31-02                           9.21
                                ------
Change per share                $(1.97)
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF LARGE CAP GROWTH FUND

-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------   -------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-03       -25.91%   -21.39%        -25.85%        -22.76%
 5-year period
  ended 3-31-03          ---       ---            ---            ---
10-year period
  ended 3-31-03          ---       ---            ---            ---
Since inception
  of Class (F)        -12.66%   -10.76%        -13.15%        -12.18%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C) Performance data does not take into account the sales load deducted on an initial purchase.
(D) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E) Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F) 6-30-00 for Class A shares and 7-6-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period             Class C(B)   Class Y(C)
------             ---------    ---------
 1-year period
 ended 3-31-03        -22.28%   -21.26%
 5-year period
 ended 3-31-03           ---       ---
10-year period
 ended 3-31-03           ---       ---
Since inception
 of Class (D)         -11.64%   -10.77%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.
(C) Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)  7-3-00 for Class C shares and 7-6-00 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF LARGE CAP GROWTH FUND

-----------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, Large Cap Growth Fund had net assets totaling $27,808,893 invested in a diversified portfolio of:

   80.87% Common Stocks
   19.13% Cash and Cash Equivalents

As a shareholder of Large Cap Growth Fund, for every $100 you had invested on March 31, 2003, your Fund owned:

 $27.94  Health Care Stocks
  19.96  Technology Stocks
  19.13  Cash and Cash Equivalents
  15.48  Financial Services Stocks
   4.47  Energy Stocks
   3.01  Consumer Nondurables Stocks
   2.64  Miscellaneous Stocks
   2.42  Business Equipment and Services Stocks
   2.21  Consumer Durables Stocks
   1.40  Retail Stocks
   1.34  Raw Materials Stocks

THE INVESTMENTS OF LARGE CAP GROWTH FUND

     March 31, 2003

                                              Shares        Value

COMMON STOCKS
Aircraft - 2.53%
 Lockheed Martin Corporation  ............    14,800    $   703,740
                                                        -----------

Banks - 5.31%
 Bank of America Corporation  ............     9,500        634,980
 Commerce Bancorp, Inc.  .................     5,200        206,648
 Wells Fargo & Company  ..................    14,100        634,359
                                                        -----------
                                                          1,475,987
                                                       -----------

Beverages - 0.85%
 Anheuser-Busch Companies, Inc.  .........     5,100        237,711
                                                        -----------

Business Equipment and Services - 2.42%
 Manpower Inc.  ..........................    22,500        672,300
                                                       ------------

Capital Equipment - 0.84%
 Parker Hannifin Corporation  ............     6,000        232,440
                                                       ------------

Chemicals -- Specialty - 1.34%
 Praxair, Inc.  ..........................     6,600        371,910
                                                       ------------

Communications Equipment - 2.55%
 Cisco Systems, Inc.*  ...................    54,600        708,162
                                                       ------------

Computers -- Micro - 1.09%
 Dell Computer Corporation*  .............    11,100        303,363
                                                       ------------

Computers -- Peripherals - 10.12%
 EMC Corporation*  .......................   144,211      1,042,646
 Microsoft Corporation  ..................    37,600        910,296
 SAP Aktiengesellschaft, ADR  ............    45,400        860,784
                                                       ------------
                                                          2,813,726
                                                       ------------

Consumer Electronics - 1.28%
 Harman International Industries,
   Incorporated ..........................     6,100        357,277
                                                       -----------

Electronic Components - 3.67%
 Analog Devices, Inc.*  ..................    11,400        313,500
 Maxim Integrated Products, Inc.  ........     9,400        339,528
 Microchip Technology Incorporated  ......    18,500        369,075
                                                       -----------
                                                          1,022,103
                                                        -----------

Health Care -- Drugs - 15.18%
 Amgen Inc.*  ............................    30,800      1,773,618
 Forest Laboratories, Inc.*  .............    12,200        658,434

 Gilead Sciences, Inc.*  .................    16,800        705,348
 Pfizer Inc.  ............................    34,800      1,084,368
                                                        -----------
                                                          4,221,768
                                                        -----------

Health Care -- General - 4.89%
 Johnson & Johnson  ......................     8,800        509,256
 Zimmer Holdings, Inc.*  .................    17,500       851,025
                                                       -----------
                                                          1,360,281
                                                        -----------

Hospital Supply and Management - 7.87%
 Health Management Associates, Inc.,
   Class A ...............................    54,400      1,033,600
 Medtronic, Inc.  ........................    25,600      1,155,072
                                                        -----------
                                                          2,188,672
                                                        -----------

Hotels and Gaming - 1.18%
 International Game Technology*  .........     4,000        327,600
                                                        -----------

Household -- General Products - 2.16%
 Clorox Company (The)  ...................     7,800        360,126
 Procter & Gamble Company (The)  .........     2,700        240,435
                                                       -----------
                                                            600,561
                                                        -----------

Insurance -- Property and Casualty - 0.75%
 MGIC Investment Corporation  ............     5,000        196,350
 Travelers Property Casualty Corp.,
   Class A ...............................       293          4,128
 Travelers Property Casualty Corp.,
   Class B ...............................       603          8,508
                                                       -----------
                                                            208,986
                                                        -----------

Motor Vehicle Parts - 0.84%
 AutoZone, Inc.*  ........................     3,400        233,614
                                                        -----------

Motor Vehicles - 0.09%
 Harley-Davidson, Inc.  ..................       600         23,826
                                                       -----------

Multiple Industry - 0.62%
 Garmin Ltd.*  ...........................     4,800        171,864
                                                       -----------

Petroleum -- Services - 4.47%
 Smith International, Inc.*  .............    35,300      1,243,619
                                                       -----------

Retail -- General Merchandise - 1.40%
 Target Corporation  .....................     3,700        108,262
 Wal-Mart Stores, Inc.  ..................     5,400        280,962
                                                       -----------
                                                            389,224
                                                        -----------

Security and Commodity Brokers - 9.42%
 Chicago Mercantile Exchange
   Holdings Inc. .........................     7,400        356,310
 Fannie Mae  .............................     4,800        313,680
 Freddie Mac  ............................     6,900        366,390
 Goldman Sachs Group, Inc. (The)  ........     9,100        619,528
 SLM Corporation  ........................     8,700        965,004
                                                       -----------
                                                          2,620,912
                                                        -----------

TOTAL COMMON STOCKS - 80.87%                            $22,489,646
 (Cost: $23,335,933)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals -- Petroleum and Inorganic - 2.37%
   du Pont (E.I.) de Nemours and Company,
    1.16315%, Master Note  ...............    $  659        659,000
                                                       -----------

 Food and Related - 4.23%
   General Mills, Inc.,
    1.4588%, Master Note  ................     1,176      1,176,000
                                                        -----------

Total Commercial Paper - 6.60%                            1,835,000

Repurchase Agreement - 12.56%
 Merrill Lynch, Pierce, Fenner &
   Smith Inc., 1.25% Repurchase Agreement
   dated 3-31-03, to be repurchased
   at $3,492,121 on 4-1-03(A) ............     3,492      3,492,000
                                                       -----------

TOTAL SHORT-TERM SECURITIES - 19.16%                    $ 5,327,000
 (Cost: $5,327,000)

TOTAL INVESTMENT SECURITIES - 100.03%                   $27,816,646
 (Cost: $28,662,933)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.03%)          (7,753)

NET ASSETS - 100.00%                                    $27,808,893


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

(A)Collateralized by $3,335,152 Government National Mortgage Association, 7.5% due 12-15-23; market value and accrued interest aggregate $3,635,663.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     LARGE CAP GROWTH FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (cost - $28,663)
   (Notes 1 and 3) .........................................   $27,817
 Cash  .....................................................         1
 Receivables:
   Fund shares sold ........................................        47
   Dividends and interest ..................................         3
                                                               -------
    Total assets  ..........................................    27,868
                                                               -------
LIABILITIES
 Payable to Fund shareholders  .............................        38
 Accrued shareholder servicing (Note 2)  ...................        12
 Accrued accounting services fee (Note 2)  .................         2
 Accrued management fee (Note 2)  ..........................         1
 Other  ....................................................         6
                                                               -------
    Total liabilities  .....................................        59
                                                               -------
      Total net assets .....................................   $27,809
                                                               =======
NET ASSETS
 $0.01 par value capital stock:
   Capital stock ...........................................   $    39
   Additional paid-in capital ..............................    41,367
 Accumulated undistributed loss:
   Accumulated undistributed net investment loss ...........       ---*
   Accumulated undistributed net realized loss on
    investment transactions  ...............................   (12,751)
   Net unrealized depreciation in value of investments .....      (846)
                                                               -------
    Net assets applicable to outstanding units
      of capital ...........................................   $27,809
                                                               =======
Net asset value per share (net assets divided by shares
 outstanding):
 Class A  ..................................................     $7.24
 Class B  ..................................................     $6.99
 Class C  ..................................................     $7.08
 Class Y  ..................................................     $7.26
Capital shares outstanding:
 Class A  ..................................................     2,858
 Class B  ..................................................       270
 Class C  ..................................................       613
 Class Y  ..................................................       123
Capital shares authorized ..................................   400,000

*Not shown due to rounding.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     LARGE CAP GROWTH FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)
INVESTMENT LOSS
 Income (Note 1B):
   Dividends ...............................................   $   211
   Interest and amortization ...............................        48
                                                               -------
    Total income  ..........................................       259
                                                               -------
 Expenses (Note 2):
   Investment management fee ...............................       173
   Shareholder servicing:
    Class A  ...............................................        65
    Class B  ...............................................        25
    Class C  ...............................................        29
    Class Y  ...............................................         1
   Service fee:
    Class A  ...............................................        40
    Class B  ...............................................         5
    Class C  ...............................................        12
   Distribution fee:
    Class A  ...............................................         3
    Class B  ...............................................        15
    Class C  ...............................................        37
    Class Y  ...............................................         2
   Registration fees .......................................        26
   Accounting services fee .................................        18
   Audit fees ..............................................        16
   Custodian fees ..........................................         7
   Other ...................................................        13
                                                               -------
    Total  .................................................       487
      Less expenses in excess of voluntary waiver of
       investment management fee (Note 2)  .................       (93)
                                                               -------
       Total expenses  .....................................       394
                                                               -------
         Net investment loss ...............................      (135)
                                                               -------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities ...........................    (3,398)
 Realized net loss on purchased options ....................       (67)
                                                               -------
   Realized net loss on investments ........................    (3,465)
 Unrealized depreciation in value of investments
   during the period .......................................    (2,633)
                                                               -------
   Net loss on investments .................................    (6,098)
                                                               -------
    Net decrease in net assets resulting from
      operations ...........................................   $(6,233)
                                                               =======
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     LARGE CAP GROWTH FUND
     (In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment loss ...................   $  (135)    $   (196)
   Realized net loss on investments ......    (3,465)      (5,708)
   Unrealized appreciation (depreciation)     (2,633)       5,055
                                             -------      -------
    Net decrease in net assets resulting
      from operations ....................    (6,233)        (849)
                                             -------      -------
 Distributions to shareholders from
   net investment income (Note 1E):(1)
    Class A  .............................       ---          ---
    Class B  .............................       ---          ---
    Class C  .............................       ---          ---
    Class Y  .............................       ---          ---
                                             -------      -------
                                                 ---          ---
                                             -------      -------
 Capital share transactions (Note 5)  ....      4,829       1,934
                                             -------      -------
    Total increase (decrease)  ...........    (1,404)       1,085
NET ASSETS
 Beginning of period  ....................    29,213       28,128
                                             -------      -------
 End of period  ..........................   $27,809      $29,213
                                             =======      =======
   Undistributed net investment
   income (loss) ........................    $   ---*     $   ---
                                             =======      =======

  * Not shown due to rounding.

  (1)  See "Financial Highlights" on pages 91 - 94.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LARGE CAP GROWTH FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         6-30-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $9.21  $9.48         $10.00
Income (loss) from            -----  -----         ------
 investment operations:
 Net investment
   income (loss) ...          (0.03) (0.04)          0.05
 Net realized and unrealized
   loss on investments        (1.94) (0.23)         (0.45)
Total from investment         -----  -----         ------
 operations  .......          (1.97) (0.27)         (0.40)
Less distributions:           -----  -----         ------
 From net investment
   income ..........          (0.00) (0.00)         (0.06)
 From capital gains           (0.00) (0.00)         (0.06)
                              -----  -----         ------
Total distributions           (0.00) (0.00)         (0.12)
                              -----  -----         ------
Net asset value,
 end of period  ....          $7.24  $9.21         $ 9.48
                              =====  =====         ======
Total return(2) ....         -21.39% -2.85%         -4.27%
Net assets, end of period
 (in millions)  ....            $21    $20            $19
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           1.28%  1.58%          1.13%(3)
Ratio of net investment
 income (loss) to
 average net assets
 including voluntary
 expense waiver  ...          -0.23% -0.38%          0.89%(3)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           1.66%  1.69%          1.34%(3)
Ratio of net investment
 income (loss) to
 average net assets
 excluding voluntary
 expense waiver  ...          -0.61% -0.49%          0.68%(3)
Portfolio turnover rate       71.98% 98.59%         75.42%
(1)  Commencement of operations of the class.
(2) Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)  Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LARGE CAP GROWTH FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-6-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $9.05  $9.44         $10.02
                              -----  -----         ------
Loss from investment operations:
 Net investment
   loss ............          (0.14) (0.16)         (0.03)
 Net realized and unrealized
   loss on investments        (1.92) (0.23)         (0.49)
Total from investment         -----  -----         ------
 operations ........          (2.06) (0.39)         (0.52)
Less distributions:           -----  -----         ------
 From net investment
   income ..........          (0.00) (0.00)         (0.00)
 From capital gains           (0.00) (0.00)         (0.06)
                              -----  -----         ------
Total distributions           (0.00) (0.00)         (0.06)
Net asset value,              -----  -----         ------
 end of period  ....          $6.99  $9.05         $ 9.44
                              =====  =====         ======
Total return .......         -22.76% -4.13%         -5.32%
Net assets, end of period
 (in millions)  ....             $2     $2             $2
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           2.93%  2.98%          2.53%(2)
Ratio of net investment
 loss to average net
 assets including
 voluntary expense
 waiver  ...........          -1.87% -1.79%         -0.60%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           3.31%  3.19%          3.00%(2)
Ratio of net investment
 loss to average net
 assets excluding
 voluntary expense
 waiver  ...........          -2.25% -2.00%         -1.07%(2)
Portfolio turnover rate       71.98% 98.59%         75.42%
(1)  Commencement of operations of the class.
(2)  Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LARGE CAP GROWTH FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-3-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $9.10  $9.45         $10.00
                              -----  -----         ------
Loss from investment operations:
 Net investment
   loss ............          (0.10) (0.12)         (0.00)
 Net realized and unrealized
   loss on investments        (1.92) (0.23)         (0.48)
Total from investment         -----  -----         ------
 operations  .......          (2.02) (0.35)         (0.48)
Less distributions:           -----  -----         ------
 From net investment
   income ..........          (0.00) (0.00)         (0.01)
 From capital gains           (0.00) (0.00)         (0.06)
                              -----  -----         ------
Total distributions           (0.00) (0.00)         (0.07)
Net asset value,              -----  -----         ------
 end of period  ....          $7.08  $9.10         $ 9.45
                              =====  =====         ======
Total return .......         -22.28% -3.60%         -4.93%
Net assets, end of period
 (in millions)  ....             $4     $7             $7
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           2.26%  2.51%          2.06%(2)
Ratio of net investment
 loss to average net
 assets including
 voluntary expense
 waiver  ...........          -1.20% -1.31%         -0.08%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           2.64%  2.68%          2.44%(2)
Ratio of net investment
 loss to average net
 assets excluding
 voluntary expense
 waiver  ...........          -1.58% -1.48%         -0.46%(2)
Portfolio turnover rate       71.98% 98.59%         75.42%
(1)  Commencement of operations of the class.
(2)  Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LARGE CAP GROWTH FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-6-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $9.22  $9.48         $10.02
Income (loss) from            -----  -----         ------
 investment operations:
 Net investment
   income (loss) ...          (0.30) (0.01)          0.09
 Net realized and unrealized
   loss on investments        (1.66) (0.25)         (0.50)
Total from investment         -----  -----         ------
 operations  .......          (1.96) (0.26)         (0.41)
Less distributions:           -----  -----         ------
 From net investment
   income ..........          (0.00) (0.00)         (0.07)
 From capital gains           (0.00) (0.00)         (0.06)
                              -----  -----         ------
Total distributions           (0.00) (0.00)         (0.13)
Net asset value,              -----  -----         ------
 end of period  ....          $7.26  $9.22         $ 9.48
                              =====  =====         ======
Total return .......         -21.26% -2.74%         -4.38%
Net assets, end of period (000
 omitted)  .........           $892   $768           $279
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           1.05%  1.36%          1.13%(2)
Ratio of net investment
 income (loss) to
 average net assets
 including voluntary
 expense waiver  ...          -0.00% -0.20%          1.11%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           1.43%  1.45%          1.34%(2)
Ratio of net investment
 income (loss) to
 average net assets
 excluding voluntary
 expense waiver  ...          -0.38% -0.29%          0.90%(2)
Portfolio turnover rate       71.98% 98.59%         75.42%
(1)  Commencement of operations of the class.
(2)  Annualized.
See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with W. Patrick Sterner, portfolio manager of W&R Funds, Inc. - Limited-Term Bond Fund


This report relates to the operation of W&R Funds, Inc. -- Limited-Term Bond Fund for the fiscal year ended March 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund underperformed its benchmark during the fiscal year, with Class C shares of the Fund showing a positive return of 5.22 percent. The Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index (reflecting the performance of securities generally representing the limited-term sector of the bond market) increased 9.37 percent for the fiscal year, while the Lipper Short-Intermediate Investment Grade Debt Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) returned 7.94 percent. The Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index replaces the Citigroup 1-5 Years Treasury/Government Sponsored/Corporate Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes. In addition, the name of both indexes has changed from the Salomon Brothers indexes to the Citigroup indexes.

Why did the Fund lag its benchmark index during the fiscal year?
Several factors contributed negatively to the Fund's performance last year, the most important of which was a one percent position in WorldCom bonds. We failed to react quickly enough to the company's deteriorating financial condition, and suffered a substantial loss upon the sale of the securities. In addition, the Fund held the securities of several troubled utility companies with energy trading operations. Although we sold the bonds before major losses were incurred, and overall exposure to the sector was small, performance was still adversely impacted.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The portfolio's shorter duration during a period of falling interest rates hurt performance. We had expected rates to rise along with an improving economy during the latter part of the year, but economic growth disappointed on the low side. As a result, the Federal Reserve Board cut the funds rate from 1.75 percent to 1.25 percent, and market rates moved lower. A substantial weighting in mortgage-backed securities also hurt performance during the second half of the year as rates moved sharply lower.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Our management style attempts to identify relative value opportunities between sectors of the market. Those sectors include treasuries, agencies, corporates and mortgage-backed securities. Based on our determination that intermediate maturity corporates offered good value, we overweighted the sector. Although corporates outperformed at the very end of the year, for the year as a whole they lagged. Sectors such as utilities and telecom were especially poor performers.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Although we feel that the next move in interest rates is up, we also believe that they will most likely stay in a range around current levels until the economic numbers signal that a sustained recovery is in place. We intend to continue to watch initial unemployment claims, capital-spending trends, and the size and makeup of the fiscal stimulus plan coming out of Washington. In this environment, we believe that both mortgage-backed securities and corporate bonds should provide superior total return potential over treasuries. We also intend to continue to maintain a shorter duration to help protect against rising yields.


Respectfully,



W. Patrick Sterner
Manager
W&R Limited-Term Bond Fund

Comparison of Change in Value of $10,000 Investment


               W&R        Citigroup  Lipper Short-      Citigroup
               Limited-   1-5 Years   Intermediate      1-5 Years
               Term       Treasury/     Investment      Treasury/
               Bond      Government     Grade Debt     Government
               Fund,     Sponsored/          Funds     Sponsored/
               Class C       Credit       Universe      Corporate
               Shares         Index        Average          Index
               --------- ---------- -------------- --------------
     03-31-93  10,000        10,000         10,000         10,000
     03-31-94  10,141        10,270         10,239         10,270
     03-31-95  10,417        10,717         10,573         10,717
     03-31-96  11,188        11,640         11,493         11,640
     03-31-97  11,582        12,240         12,041         12,240
     03-31-98  12,410        13,264         13,071         13,264
     03-31-99  12,987        14,123         13,778         14,123
     03-31-00  13,082        14,545         14,070         14,545
     03-31-01  14,322        16,157         15,517         16,157
     03-31-02  14,961        17,063         16,145         17,061
     03-31-03  15,741        18,661         17,427         18,660

===== W&R Limited-Term Bond Fund, Class C Shares (1) -- $15,741
***** Citigroup 1-5 Years Treasury/ Government Sponsored/Credit Index  --
      $18,661
----- Lipper Short-Intermediate Investment Grade Debt Funds Universe Average --
      $17,427
+++++ Citigroup 1-5 Years Treasury/ Government Sponsored/ Corporate Index --
      $18,661

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

   Please not that the performance of the Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index (Credit Index) is substantially similar to the performance of the Citigroup 1-5 Years Treasury/Government Sponsored/Corporate Index (Corporate Index). The Credit Index was introduced by Citigroup in April of 2001. In creating the performance history for the Credit Index, Citigroup used the performance history of the Corporate Index for the period prior to April of 2001.

                           Average Annual Total Return(2)
                    Class A     Class B      Class C(3)  Class Y
                    ---------------------------------------------
1-year period ended
  3-31-03              1.64%     1.18%           5.22%     6.14%
5-year period ended
  3-31-03              ---       ---             4.87%     5.84%
10-year period ended
  3-31-03              ---       ---             4.64%      ---
Since inception of
  Class through
  3-31-03(4)           5.36%     5.30%            ---      5.63%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(4)8-17-00 for Class A shares, 7-3-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

-----------------------------------------------------------------
Limited-Term Bond Fund

GOAL
To seek a high level of current income consistent with preservation of capital.

Strategy
Invests primarily in investment-grade debt securities of United States issuers, including corporate bonds, mortgage-backed securities and United States Government securities. The Fund maintains a dollar-weighted average maturity of not less than two years and not more than five years.

Founded
1992

Scheduled Dividend Frequency
Declared daily, paid monthly

Performance Summary - Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2003
-------------------------------------------
Dividends paid                   $0.28
                                 =====

Net asset value on
   3-31-03                      $10.45
   3-31-02                       10.20
                                ------
Change per share                $ 0.25
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-03         1.64%     6.15%          1.18%          5.18%
 5-year period
  ended 3-31-03          ---       ---            ---            ---
10-year period
  ended 3-31-03          ---       ---            ---            ---
Since inception
  of Class (F)          5.36%     7.12%          5.30%          6.30%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.
(C) Performance data does not take into account the sales load deducted on an initial purchase.
(D) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E) Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F) 8-17-00 for Class A shares and 7-3-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period              Class C(B)Class Y(C)
------              -------------------
 1-year period
  ended 3-31-03         5.22%     6.14%
 5-year period
  ended 3-31-03         4.87%     5.84%
10-year period
  ended 3-31-03         4.64%      ---
Since inception
  of Class (D)           ---      5.63%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C) Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D) 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

-----------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, Limited-Term Bond Fund had net assets totaling $77,844,136 invested in a diversified portfolio of:

   95.87% Bonds
    4.13% Cash and Cash Equivalents


As a shareholder of Limited-Term Bond Fund, for every $100 you had invested on March 31, 2003, your Fund owned:

  $58.98Corporate Bonds
   36.89United States Government Securities
    4.13Cash and Cash Equivalents

THE INVESTMENTS OF LIMITED-TERM BOND FUND

     March 31, 2003

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Aircraft - 4.88%
 Lockheed Martin Corporation,
   7.25%, 5-15-06 ........................    $1,600   $1,810,944
 Raytheon Company,
   6.75%, 8-15-07 ........................     1,800    1,989,205
                                                      -----------
                                                        3,800,149
                                                      -----------

Banks - 1.99%
 First Union Corporation,
   6.875%, 9-15-05 .......................     1,397    1,547,197
                                                      -----------

Broadcasting - 2.99%
 Clear Channel Communications, Inc.,
   7.875%, 6-15-05 .......................     2,112    2,326,719
                                                      -----------

Business Equipment and Services - 2.85%
 USA Waste Services, Inc.,
   7.125%, 10-1-07 .......................     2,000    2,220,058
                                                      -----------

Construction Materials - 1.16%
 Black & Decker Corp.,
   7.5%, 4-1-03 ..........................       901      901,000
                                                      -----------

Finance Companies - 4.85%
 Aristar, Inc.,
   5.85%, 1-27-04 ........................       670      694,343
 General Motors Acceptance Corporation,
   6.625%, 10-15-05 ......................     1,500    1,575,133
 Grand Metropolitan Investment Corp.,
   7.125%, 9-15-04 .......................       800      860,799
 John Deere Capital Corporation,
   5.125%, 10-19-06 ......................       600      644,186
                                                      -----------
                                                        3,774,461
                                                      -----------

Food and Related - 4.90%
 ConAgra, Inc.,
   7.4%, 9-15-04 .........................     2,100    2,253,999
 Earthgrains Company (The),
   8.375%, 8-1-03 ........................       800      818,400
 Kellogg Company,
   4.875%, 10-15-05 ......................       700      742,215
                                                      -----------
                                                        3,814,614
                                                      -----------

Forest and Paper Products - 1.30%
 International Paper Company,
   6.125%, 11-1-03 .......................       985    1,011,208
                                                      -----------

Insurance -- Life - 1.24%
 American General Finance Corporation,
   6.75%, 11-15-04 .......................       900      967,720
                                                      -----------

Leisure Time Industry - 2.78%
 Walt Disney Company (The),
   4.5%, 9-15-04 .........................     2,100    2,166,755
                                                      -----------

Multiple Industry - 10.41%
 Ford Motor Credit Company,
   6.7%, 7-16-04 .........................     1,600    1,630,976
 General Electric Capital Corporation,
   2.85%, 1-30-06 ........................     2,000    2,027,960
 Honeywell International Inc.,
   6.875%, 10-3-05 .......................     1,100    1,218,357
 Household Finance Corporation,
   6.5%, 1-24-06 .........................       950    1,034,575
 National Rural Utilities Cooperative
   Finance Corporation,
   6.0%, 5-15-06 .........................     2,000    2,190,518
                                                      -----------
                                                        8,102,386
                                                      -----------

Petroleum -- Domestic - 1.50%
 Anadarko Petroleum Corporation,
   6.5%, 5-15-05 .........................     1,083    1,170,161
                                                      -----------

Petroleum -- International - 2.24%
 Chevron Corporation Profit Sharing/Savings
   Plan Trust Fund,
   8.11%, 12-1-04 ........................       166      179,130
 Conoco Inc.,
   5.9%, 4-15-04 .........................     1,500    1,567,250
                                                      -----------
                                                        1,746,380
                                                      -----------

Railroad - 4.06%
 Norfolk Southern Corporation,
   7.35%, 5-15-07 ........................       850      971,165
 Union Pacific Corporation:
   7.6%, 5-1-05 ..........................     1,450    1,601,493
   6.7%, 12-1-06 .........................       525      586,300
                                                      -----------
                                                        3,158,958
                                                      -----------

Retail -- Food Stores - 2.20%
 Safeway Inc.,
   7.25%, 9-15-04 ........................     1,600    1,711,094
                                                      -----------

Security and Commodity Brokers - 2.13%
 CIT Group Holdings, Inc. (The),
   6.625%, 6-15-05 .......................       600      636,087
 Salomon Smith Barney Holdings Inc.,
   6.25%, 6-15-05 ........................       950    1,024,479
                                                      -----------
                                                        1,660,566
                                                      -----------

Utilities -- Electric - 5.60%
 Dominion Resources, Inc.,
   7.625%, 7-15-05 .......................     2,000    2,220,434
 Kansas City Power & Light Company,
   7.125%, 12-15-05 ......................       950    1,049,795
 PacifiCorp,
   6.75%, 4-1-05 .........................     1,000    1,086,419
                                                      -----------
                                                        4,356,648
                                                      -----------

Utilities -- Telephone - 1.90%
 GTE Corporation,
   6.36%, 4-15-06 ........................     1,344    1,480,386
                                                      -----------

TOTAL CORPORATE DEBT SECURITIES - 58.98%              $45,916,460
 (Cost: $44,763,094)

UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 7.09%
 Federal Home Loan Bank,
   4.875%, 5-14-04 .......................       895      930,525
 Federal National Mortgage Association:
   5.125%, 2-13-04 .......................     1,500    1,550,658
   3.78%, 8-9-04 .........................     1,500    1,504,145
   4.5%, 10-17-06 ........................       900      915,572
 Tennessee Valley Authority,
   5.0%, 12-18-03 ........................       600      615,431
                                                      -----------
Total Agency Obligations                                5,516,331
                                                      -----------

Mortgage-Backed Obligations - 23.45%
 Federal Home Loan Mortgage Corporation Fixed Rate
   Participation Certificates:
   5.5%, 2-1-16 ..........................       407      422,039
   5.5%, 1-1-17 ..........................       755      784,197
   5.5%, 5-1-17 ..........................       834      865,404
   4.5%, 4-1-18 (A) ......................     2,000    2,029,376
 Federal National Mortgage Association Fixed Rate
   Pass-Through Certificates:
   8.0%, 2-1-08 ..........................        24       25,515
   6.5%, 12-1-10 .........................       167      177,603
   6.0%, 1-1-11 ..........................       142      148,939
   6.5%, 2-1-11 ..........................       155      164,435
   7.0%, 5-1-11 ..........................        71       76,316
   7.0%, 7-1-11 ..........................        84       90,088
   7.0%, 9-1-12 ..........................        81       86,084
   6.0%, 11-1-13 .........................       203      212,959
   7.0%, 9-1-14 ..........................       155      165,676
   7.0%, 10-1-14 .........................       175      186,927
   6.0%, 6-1-16 ..........................       311      325,989
   6.5%, 6-1-16 ..........................       329      348,445
   5.5%, 2-1-17 ..........................     1,452    1,508,519
   5.0%, 11-1-17 .........................     1,474    1,516,813
   5.5%, 1-1-18 ..........................     1,967    2,043,065
   7.0%, 4-1-26 ..........................       100      105,610
 Government National Mortgage Association Fixed Rate
   Pass-Through Certificates:
   6.5%, 1-15-14 .........................       194      206,854
   6.0%, 5-15-14 .........................       808      854,123
   5.5%, 1-15-17 .........................       811      850,351
   6.0%, 1-15-17 .........................       643      678,333
   5.5%, 7-15-17 .........................     1,561    1,636,866

   5.0%, 12-15-17 ........................     1,874    1,943,246
   7.0%, 10-15-28 ........................       334      355,377
   7.0%, 4-15-29 .........................       226      240,285
   7.0%, 7-15-29 .........................       193      205,401
                                                      -----------
Total Mortgage-Backed Obligations                      18,254,835
                                                      -----------

Treasury Obligations - 6.35%
 United States Treasury Notes:
   2.875%, 6-30-04 .......................     2,000    2,040,312
   3.0%, 11-15-07 ........................     2,000    2,027,500
   5.0%, 8-15-11 .........................       800      877,187
                                                      -----------
Total Treasury Obligations                              4,944,999
                                                      -----------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 36.89%    $28,716,165
 (Cost: $28,056,996)

SHORT-TERM SECURITIES
 Chemicals -- Petroleum and Inorganic - 4.59%
   du Pont (E.I.) de Nemours and Company,
    1.16315%, Master Note  ...............     3,571    3,571,000
                                                      -----------

 Food and Related - 1.73%
   General Mills, Inc.,
    1.4588%, Master Note  ................     1,347    1,347,000
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 6.32%                   $ 4,918,000
 (Cost: $4,918,000)

TOTAL INVESTMENT SECURITIES - 102.19%                 $79,550,625
 (Cost: $77,738,090)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.19%)    (1,706,489)

NET ASSETS - 100.00%                                  $77,844,136


Notes to Schedule of Investments

(A)Purchased on a when-issued basis with settlement subsequent to March 31, 2003.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     LIMITED-TERM BOND FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities--at value (cost - $77.738)
   (Notes 1 and 3) .........................................   $79,551
 Cash  .....................................................         1
 Receivables:
   Securities sold..........................................     1,723
   Interest ................................................     1,024
   Fund shares sold ........................................       269
 Prepaid registration fees  ................................        10
                                                               -------
    Total assets  ..........................................    82,578
                                                               -------
LIABILITIES
 Payable for investment securities purchased  ..............     4,224
 Payable to Fund shareholders  .............................       424
 Dividends payable  ........................................        24
 Accrued shareholder servicing (Note 2)  ...................        14
 Accrued accounting services fee (Note 2)  .................         3
 Accrued distribution fee (Note 2)  ........................         1
 Accrued management fee (Note 2)  ..........................         1
 Accrued service fee (Note 2)  .............................         1
 Other  ....................................................        42
                                                               -------
    Total liabilities  .....................................     4,734
                                                               -------
      Total net assets .....................................   $77,844
                                                               =======
NET ASSETS
 $0.01 par value capital stock:
   Capital stock ...........................................   $    75
   Additional paid-in capital...............................    76,710
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss
    on investment transactions  ............................      (754)
   Net unrealized appreciation in value of investments .....     1,813
                                                               -------
    Net assets applicable to outstanding units
      of capital ...........................................   $77,844
                                                               =======
Net asset value per share (net assets divided by shares outstanding):
 Class A  ..................................................    $10.45
 Class B  ..................................................    $10.45
 Class C  ..................................................    $10.45
 Class Y  ..................................................    $10.45
Capital shares outstanding:
 Class A  ..................................................     3,806
 Class B  ..................................................       523
 Class C  ..................................................     2,915
 Class Y  ..................................................       206
Capital shares authorized ..................................   200,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     LIMITED-TERM BOND FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ...............................    $2,398
                                                                ------
 Expenses (Note 2):
   Investment management fee ...............................       266
   Distribution fee:
    Class A  ...............................................         3
    Class B  ...............................................        25
    Class C  ...............................................       194
    Class Y  ...............................................         3
   Service fee:
    Class A  ...............................................        54
    Class B  ...............................................         8
    Class C  ...............................................        65
   Shareholder servicing:
    Class A  ...............................................        34
    Class B  ...............................................        11
    Class C  ...............................................        70
    Class Y  ...............................................         2
   Accounting services fee .................................        32
   Audit fees ..............................................        14
   Custodian fees ..........................................         8
   Other ...................................................        54
                                                                ------
      Total expenses .......................................       843
                                                                ------
       Net investment income  ..............................     1,555
                                                                ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(NOTES 1 AND 3)
 Realized net loss on investments  .........................      (440)
 Unrealized appreciation in value of investments
   during the period .......................................     1,641
                                                                ------
   Net gain on investments .................................     1,201
                                                                ------
    Net increase in net assets resulting from operations  ..    $2,756
                                                                ======


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     LIMITED-TERM BOND FUND
     (In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
INCREASE IN NET ASSETS
 Operations:
   Net investment income .................    $1,555      $ 1,005
   Realized net loss on
    investments  .........................      (440)          (6)
   Unrealized appreciation (depreciation)      1,641          (40)
                                             -------      -------
    Net increase in net assets resulting
      from operations ....................     2,756          959
                                             -------      -------
 Distributions to shareholders from net
   investment income (Note 1E):(1)
   Class A ...............................      (755)        (121)
   Class B ...............................       (84)         (33)
   Class C ...............................      (671)        (767)
   Class Y ...............................       (45)         (84)
                                             -------      -------
                                              (1,555)      (1,005)
                                             -------      -------
 Capital share transactions (Note 5)  ....    47,724        8,138
                                             -------      -------
   Total increase ........................    48,925        8,092
NET ASSETS
 Beginning of period  ....................    28,919       20,827
                                             -------      -------
 End of period  ..........................   $77,844      $28,919
                                             =======      =======
   Undistributed net investment income ...   $   ---      $   ---
                                             =======      =======

(1)  See "Financial Highlights" on pages 109 - 112.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LIMITED-TERM BOND FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         8-17-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period         $10.20 $10.17         $ 9.84
                             ------ ------         ------
Income from investment
 operations:
 Net investment
   income ..........           0.36   0.51           0.36
 Net realized and unrealized
   gain on investments         0.25   0.03           0.33
                             ------ ------         ------
Total from investment
 operations  .......           0.61   0.54           0.69
                             ------ ------         ------
Less distributions:
 Declared from net
   investment income          (0.36) (0.51)         (0.36)
 From capital gains           (0.00) (0.00)         (0.00)
                             ------ ------         ------
Total distributions           (0.36) (0.51)         (0.36)
                             ------ ------         ------
Net asset value,
 end of period  ....         $10.45 $10.20         $10.17
                             ====== ======         ======
Total return(2) ....           6.15%  5.42%          7.01%
Net assets, end of period (000
 omitted)  .........        $39,765 $6,124           $494
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           1.09%  1.04%          0.85%(3)
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver  ...........           3.32%  4.76%          5.83%(3)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           ---(4) 1.19%          1.09%(3)
Ratio of net investment
 income to average net
 assets excluding
 voluntary expense
 waiver  ...........           ---(4) 4.61%          5.59%(3)
Portfolio turnover rate       49.41% 32.97%         16.10%(5)
(1)  Commencement of operations of the class.
(2) Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)  Annualized.
(4) Because the Fund's net assets exceeded $25 million for the entire period, there is no waiver of expenses. Therefore, no ratio is provided.
(5)  For the fiscal year ended March 31, 2001.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LIMITED-TERM BOND FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-3-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period         $10.20 $10.17         $ 9.80
                             ------ ------         ------
Income from investment
 operations:
 Net investment
   income ..........           0.27   0.42           0.36
 Net realized and unrealized
   gain on investments         0.25   0.03           0.37
                             ------ ------         ------
Total from investment
 operations  .......           0.52   0.45           0.73
                             ------ ------         ------
Less distributions:
 Declared from net
   investment income          (0.27) (0.42)         (0.36)
 From capital gains           (0.00) (0.00)         (0.00)
                             ------ ------         ------
Total distributions           (0.27) (0.42)         (0.36)
                             ------ ------         ------
Net asset value,
 end of period  ....         $10.45 $10.20         $10.17
                             ====== ======         ======
Total return .......           5.18%  4.52%          7.54%
Net assets, end of period (000
 omitted)  .........         $5,471 $1,419           $425
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           2.01%  1.88%          1.81%(2)
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver  ...........           2.47%  4.02%          4.91%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           ---(3) 2.15%          2.33%(2)
Ratio of net investment
 income to average net
 assets excluding
 voluntary expense
 waiver  ...........           ---(3) 3.76%          4.39%(2)
Portfolio turnover rate       49.41% 32.97%         16.10%(4)
(1)  Commencement of operations of the class.
(2)  Annualized.
(3) Because the Fund's net assets exceeded $25 million for the entire period, there is no waiver of expenses. Therefore, no ratio is provided.
(4)  For the fiscal year ended March 31, 2001.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LIMITED-TERM BOND FUND
     Class C Shares (1)
     For a Share of Capital Stock Outstanding Throughout Each Period:
                             For the fiscal year ended March 31,
                            -------------------------------------
                               2003   2002    2001   2000    1999
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period         $10.20 $10.17  $ 9.76 $10.16  $10.14
Income (loss) from           ------ ------  ------ ------  ------
 investment operations:
 Net investment income         0.27   0.42    0.48   0.47    0.44
 Net realized and unrealized
   gain (loss) on
   investments .....           0.25   0.03    0.41  (0.40)   0.02
Total from investment        ------ ------  ------ ------  ------
 operations  .......           0.52   0.45    0.89   0.07    0.46
Less distributions:          ------ ------  ------ ------  ------
 Declared from net
   investment income          (0.27) (0.42)  (0.48) (0.47)  (0.44)
 From capital gains           (0.00) (0.00)  (0.00) (0.00)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (0.27) (0.42)  (0.48) (0.47)  (0.44)
Net asset value,             ------ ------  ------ ------  ------
 end of period  ....         $10.45 $10.20  $10.17 $ 9.76  $10.16
                             ====== ======  ====== ======  ======
Total return .......           5.22%  4.46%   9.48%  0.73%   4.65%
Net assets, end of
 period (in millions)           $30    $20     $18    $19     $21
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           1.98%  1.94%   1.82%  1.81%   2.11%
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver  ...........           2.59%  4.04%   4.97%  4.75%   4.34%
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           ---(2) 2.21%  2.34%  2.19%     ---
Ratio of net investment
 income to average net
 assets excluding
 voluntary expense
 waiver  ...........           ---(2) 3.77%  4.44%  4.37%     ---
Portfolio turnover
 rate  .............          49.41% 32.97%  16.10% 37.02%  32.11%
(1)  See Note 5.
(2) Because the Fund's net assets exceeded $25 million for the entire period, there is no waiver of expenses. Therefore, no ratio is provided.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     LIMITED-TERM BOND FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                             For the fiscal year ended March 31,
                            -------------------------------------
                               2003   2002    2001   2000    1999
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period         $10.20 $10.17  $ 9.76 $10.16  $10.14
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment income         0.36   0.51    0.59   0.57    0.53
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.25   0.03    0.41  (0.40)   0.02
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           0.61   0.54    1.00   0.17    0.55
Less distributions:          ------ ------  ------ ------  ------
 Declared from net
   investment income          (0.36) (0.51)  (0.59) (0.57)  (0.53)
 From capital gains           (0.00) (0.00)  (0.00) (0.00)  (0.00)
                             ------ ------  ------ ------  ------
Total distributions           (0.36) (0.51)  (0.59) (0.57)  (0.53)
Net asset value,             ------ ------  ------ ------  ------
 end of period  ....         $10.45 $10.20  $10.17 $ 9.76  $10.16
                             ====== ======  ====== ======  ======
Total return .......           6.14%  5.41%  10.56%  1.69%   5.60%
Net assets, end of
 period (000 omitted)        $2,149   $906  $1,836 $1,229    $263
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           1.09%  1.04%   0.83%  0.69%   1.20%
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver  ...........           3.42%  4.97%   5.95%  6.03%   5.25%
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           ---(1) 1.18%  1.07%  0.84%     ---
Ratio of net investment
 income to average net
 assets excluding
 voluntary expense
 waiver  ...........           ---(1) 4.83%  5.71%  5.88%     ---
Portfolio turnover
 rate  .............          49.41% 32.97%  16.10% 37.02%  32.11%
 (1) Because the Fund's net assets exceeded $25 million for the entire period, there is no waiver of expenses. Therefore, no ratio is provided.
See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with Kimberly A. Scott, portfolio manager of W&R Funds, Inc. - Mid Cap Growth Fund


This report relates to the operation of W&R Funds, Inc. -- Mid Cap Growth Fund for the fiscal year ended March 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
It was a difficult period for equities, and the Fund struggled in an environment of declining markets and weak economic conditions. The Fund's Class A shares declined 25.13 percent before the impact of sales load and, with the sales load impact, declined 29.43 percent. This compares with the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market), which declined 26.09 percent during the same period, and the Lipper Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 27.40 percent for the period. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund slightly lag (with sales load impact) its benchmark index during the fiscal year?
Primarily, in relation to its index, the Fund was adversely affected by the impact of the Fund's sales load. On a more favorable note, the Fund's performance was positively impacted by the Fund's cash balance over the course of the year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Mid-cap growth stocks struggled through most of 2002, with a steady fall-off throughout the first quarter of the fiscal year. This decline picked up speed in the September quarter and finally found a bottom in early October, with the index down 36.5 percent. The index slightly recovered late in the year, regaining about 10 percentage points to end the March quarter at a loss of 26 percent for the year. The market reacted to ongoing weakness in domestic and international economies and the negative impact on earnings. It also reacted to the uncertainties surrounding the buildup to the war in Iraq that erupted just before the end of the March quarter. The Russell Mid-Cap Growth Index saw losses in all but the utilities sector. Losses were exceptionally large in the technology, health care, consumer discretionary, integrated oils, producer durables and financial services sectors.

What strategies and techniques did you employ that specifically affected the Fund's performance?
The Fund's performance was helped by its cash position, by underweight positions in the poorly performing technology, health care, and integrated oil sectors, and by stronger performing stocks in other energy sectors and the autos/transportation sector. The gains in the above groups were offset by weakness in others, such as financial services, where we had both an overweight position in a weak sector and poor stock selection. The Fund's performance in the consumer discretionary, consumer staples, and materials and processing sectors was also weak.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Areas of emphasis for the Fund last year relative to the Russell Mid-Cap Growth Index included the consumer discretionary sector. Media and advertising-related names remain an area of emphasis within the consumer discretionary sector, but less so than last year, as we have reduced our exposure to a number of companies that we felt had specific fundamental or management problems. Energy was another area of emphasis for the Fund last year, but we believe it is likely to be less so going forward. We intend to manage our slightly overweight energy position to a market weight or slight underweight in anticipation of other areas of the economy beginning to exhibit stronger earnings growth. We also intend to continue to increase our emphasis in the health care sector as stocks become attractive to us on both a fundamental and a valuation basis. We steadily increased our exposure to this sector over the past year and expect to reach a slight overweight position over the next year. We intend to de-emphasize the financial services and utilities sectors, and we have a renewed interest in investment opportunities in the industrial cyclical area.


Respectfully,



Kimberly A. Scott
Manager
W&R Mid Cap Growth Fund

Comparison of Change in Value of $10,000 Investment


                        W&R                        Lipper
                        Mid                       Mid-Cap
                        Cap        Russell         Growth
                        Growth     Mid-Cap          Funds
                        Fund        Growth       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
     07-3-00            $ 9,425    $10,000        $10,000
     03-31-01             8,871      5,899          6,672
     03-31-02             8,723      6,170          6,634
     03-31-03             6,531      4,560          4,816


 ===== W&R Mid Cap Growth Fund, Class A Shares (1) -- $6,531
 +++++ Russell Mid-Cap Growth Index  -- $4,560
 ***** Lipper Mid-Cap Growth Funds Universe Average  -- $4,816

(1) The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                           Average Annual Total Return(2)
                    Class A     Class B      Class C     Class Y
                    ---------------------------------------------
1-year period
  ended 3-31-03      -29.43%   -29.28%         -25.88%   -24.86%
Since inception of
  Class through
  3-31-03(3)         -14.35%   -14.72%         -13.36%   -13.16%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares and 7-10-00 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF MID CAP GROWTH FUND

-----------------------------------------------------------------
Mid Cap Growth Fund

GOAL
To seek the growth of your investment.

Strategy
Invests primarily in common stocks of United States and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid Cap Growth Index and that the Fund's investment manager believes offer above-average growth potential.

Founded
2000

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class A Shares

Per Share Data
For the Fiscal Year Ended March 31, 2003
----------------------------------------

Net asset value on
3-31-03                          $6.67
3-31-02                           8.91
                                ------
Change per share                $(2.24)
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF MID CAP GROWTH FUND

-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-03       -29.43%   -25.13%        -29.28%        -26.33%
 5-year period
  ended 3-31-03          ---       ---            ---            ---
10-year period
  ended 3-31-03          ---       ---            ---            ---
Since inception
  of Class (F)        -14.35%   -12.48%        -14.72%        -13.79%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C) Performance data does not take into account the sales load deducted on an initial purchase.
(D) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E) Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F) 6-30-00 for Class A shares and 7-6-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period              Class C(B)Class Y(C)
------              -------------------
 1-year period
  ended 3-31-03      -25.88%   -24.86%
 5-year period
  ended 3-31-03          ---       ---
10-year period
  ended 3-31-03          ---       ---
Since inception
  of Class (D)        -13.36%   -13.16%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.
(C) Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)  7-3-00 for Class C shares and 7-10-00 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF MID CAP GROWTH FUND

-----------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, Mid Cap Growth Fund had net assets totaling $18,689,548 invested in a diversified portfolio of:

   80.54% Common Stocks
   18.52% Cash and Cash Equivalents and Options
    0.94% Preferred Stock


As a shareholder of Mid Cap Growth Fund, for every $100 you had invested on March 31, 2003, your Fund owned:

 $18.52  Cash and Cash Equivalents and Options
  16.91  Business Equipment and Services Stocks
  15.09  Health Care Stocks
  14.73  Technology Stocks
   9.45  Financial Services Stocks
   6.20  Consumer Goods and Services Stocks
   5.25  Capital Goods Stocks
   4.25  Utilities Stocks
   3.74  Energy Stocks
   3.49  Retail Stocks
   1.43  Transportation Stocks
   0.94  Preferred Stock

THE INVESTMENTS OF MID CAP GROWTH FUND

     March 31, 2003

                                              Shares        Value

COMMON STOCKS
Banks - 4.32%
 Charter One Financial, Inc.  ............    13,402    $   370,699
 Synovus Financial Corp.  ................    24,400        436,516
                                                       -----------
                                                            807,215
                                                        -----------

Broadcasting - 2.00%
 Cox Radio, Inc., Class A*  ..............    18,100        373,946
                                                       -----------

Business Equipment and Services - 8.30%
 Arbitron Inc.*  .........................     7,550        239,335
 BearingPoint, Inc.*  ....................    26,800        170,716
 Convergys Corporation*  .................    25,150        331,980
 Lamar Advertising Company*  .............    15,200        446,120
 Stericycle, Inc.*  ......................     9,650        362,695
                                                       -----------
                                                          1,550,846
                                                       -----------

Capital Equipment - 2.42%
 Cooper Cameron Corporation (A)*  ........     4,000        198,040
 IDEX Corporation  .......................     8,800        255,200
                                                       -----------
                                                            453,240
                                                       -----------

Communications Equipment - 2.13%
 ADC Telecommunications, Inc.*  ..........    99,900        205,295
 McData Corporation, Class A*  ...........    20,100        173,362
 McData Corporation, Class B*  ...........     2,250         19,564
                                                       -----------
                                                            398,221
                                                       -----------

Computers -- Micro - 1.59%
 Apple Computer, Inc.*  ..................    21,050        297,963
                                                       -----------

Computers -- Peripherals - 3.18%
 Brocade Communications Systems, Inc.* ...    14,150         68,769
 EMC Corporation*  .......................    30,500        220,515
 Mercury Interactive Corporation*  .......     5,550        164,779
 Siebel Systems, Inc.*  ..................    17,550        140,488
                                                       -----------
                                                            594,551
                                                       -----------

Cosmetics and Toiletries - 2.09%
 Estee Lauder Companies Inc. (The), Class A   12,850        390,126
                                                        -----------

Electrical Equipment - 0.96%
 Federal Signal Corporation  .............    12,650        179,630
                                                       -----------

Electronic Components - 6.18%
 Analog Devices, Inc.*  ..................     5,850        160,875
 Intersil Corporation, Class A*  .........    16,200        252,153

 Microchip Technology Incorporated  ......    13,300        265,335
 Network Appliance, Inc.*  ...............    42,650        476,187
                                                       -----------
                                                          1,154,550
                                                       -----------

Electronic Instruments - 1.65%
 Molex Incorporated  .....................     5,100        109,701
 Molex Incorporated, Class A  ............    10,800        198,450
                                                       -----------
                                                            308,151
                                                       -----------

Health Care -- Drugs - 5.50%
 Cephalon, Inc.*  ........................     5,650        225,520
 Forest Laboratories, Inc.*  .............    10,300        555,891
 Gilead Sciences, Inc.*  .................     2,400        100,764
 Neurocrine Biosciences, Inc.*  ..........     3,500        145,897
                                                       -----------
                                                          1,028,072
                                                       -----------

Health Care -- General - 5.30%
 Biomet, Inc.  ...........................    19,275        591,453
 Kyphon Inc.*  ...........................     6,400         56,256
 Schein (Henry), Inc.*  ..................     7,600        342,798
                                                       -----------
                                                            990,507
                                                       -----------

Hospital Supply and Management - 4.29%
 Bard (C. R.), Inc.  .....................     5,700        359,442
 Express Scripts, Inc., Class A*  ........     1,700         94,630
 Laboratory Corporation
   of America Holdings* ..................    11,750        348,388
                                                       -----------
                                                            802,460
                                                       -----------

Metal Fabrication - 1.87%
 Fastenal Company  .......................    12,400        349,618
                                                       -----------

Petroleum -- Domestic - 2.92%
 Burlington Resources Inc.  ..............     7,550        360,210
 Noble Energy, Inc.  .....................     5,400        185,166
                                                       -----------
                                                            545,376
                                                       -----------

Petroleum -- Services - 0.82%
 Baker Hughes Incorporated  ..............     5,100        152,643
                                                       -----------

Publishing - 2.11%
 Getty Images, Inc.*  ....................    14,400        395,424
                                                       -----------

Restaurants - 0.59%
 Starbucks Corporation*  .................     4,250        109,523
                                                        -----------

Retail -- Food Stores - 0.71%
 Rite Aid Corporation*  ..................    59,200        132,608
                                                        -----------


Retail -- Specialty Stores - 2.19%
 Abercrombie & Fitch, Class A*  ..........    13,650        409,910
                                                        -----------

Security and Commodity Brokers - 5.13%
 Charles Schwab Corporation (The)  .......    46,000        332,120
 Chicago Mercantile Exchange
   Holdings Inc. .........................    13,000        625,950
                                                        -----------
                                                            958,070
                                                        -----------

Timesharing and Software - 8.61%
 Concord EFS, Inc.*  .....................    31,300        294,220
 eBay Inc. (A)*  .........................    10,600        904,127
 Sabre Holdings Corporation*  ............    10,350        164,669
 Total System Services, Inc.  ............    15,700       245,862
                                                       -----------
                                                          1,608,878
                                                       -----------

Trucking and Shipping - 1.43%
 C.H. Robinson Worldwide, Inc.  ..........     8,200        267,853
                                                       -----------

Utilities -- Telephone - 4.25%
 CenturyTel, Inc.  .......................     7,500        207,000
 Citizens Communications Company*  .......    40,550        404,689
 Commonwealth Telephone
   Enterprises, Inc.* ....................     4,700        182,172
                                                       -----------
                                                            793,861
                                                       -----------

TOTAL COMMON STOCKS - 80.54%                            $15,053,242
 (Cost: $17,696,482)

PREFERRED STOCK - 0.94%
Security and Commodity Brokers
 Prudential Financial, Inc. and Prudential
   Financial Capital Trust I, 6.75% Equity
   Security Units, Convertible ...........     3,400     $  174,930
                                                       -----------
 (Cost: $181,110)

                                           Number of
                                           Contracts

PUT OPTION - 0.01%
 eBay Inc., April 70,
   Expires 4-19-03 .......................       106    $     2,120
                                                       -----------
 (Cost: $17,278)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals -- Petroleum and Inorganic - 4.54%
 du Pont (E.I.) de Nemours and Company,
   1.16315%, Master Note .................     $ 848        848,000
                                                        -----------


 Food and Related - 4.26%
 General Mills, Inc.,
   1.45880%, Master Note .................       796        796,000
                                                       -----------

Total Commercial Paper - 8.80%                            1,644,000

Repurchase Agreement - 9.56%
 Merrill Lynch, Pierce, Fenner &
   Smith Inc., 1.25% Repurchase Agreement
   dated 3-31-03, to be repurchased
   at $1,787,062 on 4-1-03(B).............     1,787      1,787,000
                                                       -----------

TOTAL SHORT-TERM SECURITIES - 18.36%                    $ 3,431,000
 (Cost: $3,431,000)

TOTAL INVESTMENT SECURITIES - 99.85%                    $18,661,292
 (Cost: $21,325,870)

CASH AND OTHER ASSETS, NET OF LIABILITIES- 0.15%             28,256

NET ASSETS - 100.00%                                    $18,689,548


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

(A)Securities serve as cover for the following written call options outstanding at March 31, 2003. (See Note 6 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Call  Exercise Price  Received     Value
---------------------    -------  ------------    --------    ------
Cooper Cameron Corporation 40       May/55         $ 7,885   $ 4,000
eBay Inc.                 106       April/85        11,872    31,800
                                                   -------   -------
                                                   $19,757   $35,800
                                                   =======   =======

(B)Collateralized by $1,835,237 Government National Mortgage Association, 7.0% due 10-20-28; market value and accrued interest aggregate $1,891,795.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     MID CAP GROWTH FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities -- at value (cost - $21,326)
   (Notes 1 and 3)..........................................   $18,661
 Receivables:
   Fund shares sold ........................................        95
   Dividends and interest ..................................        11
                                                               -------
    Total assets  ..........................................    18,767
                                                               -------
LIABILITIES
 Outstanding written options at market (Note 6)  ...........        36
 Payable to Fund shareholders  .............................        21
 Accrued shareholder servicing (Note 2)  ...................        10
 Due to custodian  .........................................         2
 Accrued accounting services fee (Note 2)  .................         1
 Other  ....................................................         7
                                                               -------
    Total liabilities  .....................................        77
                                                               -------
      Total net assets .....................................   $18,690
                                                               =======
NET ASSETS
 $0.01 par value capital stock:
   Capital stock ...........................................   $    28
   Additional paid-in capital ..............................    27,819
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income..........         3
   Accumulated undistributed net realized loss
    on investment transactions  ............................    (6,479)
   Net unrealized depreciation in value of investments .....    (2,681)
                                                               -------
    Net assets applicable to outstanding units
      of capital ...........................................   $18,690
                                                               =======
Net asset value per share (net assets divided by shares
 outstanding):
 Class A  ..................................................     $6.67
 Class B  ..................................................     $6.49
 Class C  ..................................................     $6.56
 Class Y  ..................................................     $6.67
Capital shares outstanding:
 Class A  ..................................................     2,056
 Class B  ..................................................       234
 Class C  ..................................................       479
 Class Y  ..................................................        49
Capital shares authorized ..................................   350,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     MID CAP GROWTH FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Dividends ...............................................    $   73
   Interest and amortization ...............................        50
                                                                ------
    Total income  ..........................................       123
 Expenses (Note 2):                                             ------
   Investment management fee ...............................       153
   Shareholder servicing:
    Class A  ...............................................        61
    Class B  ...............................................        20
    Class C  ...............................................        23
    Class Y  ...............................................         1
   Distribution fee:
    Class A  ...............................................         3
    Class B  ...............................................        12
    Class C  ...............................................        25
    Class Y  ...............................................         1
   Service fee:
    Class A  ...............................................        29
    Class B  ...............................................         4
    Class C  ...............................................         8
   Registration fees .......................................        28
   Audit fees ..............................................        16
   Accounting services fee .................................        12
   Custodian fees ..........................................        12
   Other ...................................................        13
                                                               -------
    Total  .................................................       421
      Less expenses in excess of voluntary waiver of
       investment management fee (Note 2)  .................      (153)
                                                               -------
       Total expenses  .....................................       268
                                                               -------
         Net investment loss ...............................      (145)
                                                               -------


See Notes to Financial Statements.

     MID CAP GROWTH FUND**
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(NOTES 1 AND 3)
 Realized net loss on securities  ..........................    (2,769)
 Realized net gain on written options  .....................        69
 Realized net loss on purchased options  ...................       (14)
                                                               -------
   Realized net loss on investments ........................    (2,714)
 Unrealized depreciation in value of securities during         -------
   the period ..............................................   (2,629)
 Unrealized depreciation in value of written
   options during the period ...............................       (19)
 Unrealized depreciation in value of purchased
   options during the period ...............................       (15)
   Unrealized depreciation in value of investments             -------
    during the period  .....................................    (2,663)
                                                               -------
    Net loss on investments ................................    (5,377)
      Net decrease in net assets resulting from                -------
       operations  .........................................   $(5,522)
                                                               =======

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     MID CAP GROWTH FUND
     (In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations
   Net investment income (loss) ..........   $  (145)      $    5
   Realized net loss on investments ......    (2,714)      (1,919)
   Unrealized appreciation (depreciation)     (2,663)       1,415
                                             -------      -------
    Net decrease in net assets resulting
      from operations ....................    (5,522)        (499)
                                             -------      -------
 Distributions to shareholders from
   net investment income (Note 1E)(1):
    Class A  .............................        (2)         (75)
    Class B  .............................       ---          ---
    Class C  .............................       ---          ---
    Class Y  .............................        (1)          (3)
                                             -------      -------
                                                  (3)         (78)
                                             -------      -------
 Capital share transactions (Note 5)  ....     2,703        4,911
                                             -------      -------
   Total increase (decrease) .............    (2,822)       4,334
NET ASSETS
 Beginning of period  ....................    21,512       17,178
                                             -------      -------
 End of period  ..........................   $18,690      $21,512
                                             =======      =======
   Undistributed net investment income ...   $     3      $     5
                                             =======      =======

(1)  See "Financial Highlights" on pages 127 - 130.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     MID CAP GROWTH FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         6-30-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $8.91  $9.11         $10.00
                              -----  -----         ------
Income (loss) from
 investment operations:
 Net investment
   income (loss) ...          (0.05)  0.02           0.11
 Net realized and unrealized
   loss on investments        (2.19) (0.17)         (0.65)
                              -----  -----         ------
Total from investment
 operations  .......          (2.24) (0.15)         (0.54)
                              -----  -----         ------
Less distributions:
 From net investment
   income ..........          (0.00)*(0.05)         (0.06)
 From capital gains           (0.00) (0.00)         (0.29)
                              -----  -----         ------
Total distributions           (0.00) (0.05)         (0.35)
                              -----  -----         ------
Net asset value,
 end of period  ....          $6.67  $8.91         $ 9.11
                              =====  =====         ======
Total return(2) ....         -25.13% -1.67%         -5.88%
Net assets, end of period
 (in millions)  ....            $14    $15            $11
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           1.17%  1.17%          1.01%(3)
Ratio of net investment
 income (loss) to
 average net assets
 including voluntary
 expense waiver  ...          -0.49%  0.34%          1.85%(3)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           2.02%  1.84%          1.65%(3)
Ratio of net investment
 income (loss) to
 average net assets
 excluding voluntary
 expense waiver  ...          -1.34% -0.33%          1.21%(3)
Portfolio turnover rate       35.89% 39.05%        110.18%

(1)  Commencement of operations of the class.
(2) Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)  Annualized.
  *  Not shown due to rounding.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     MID CAP GROWTH FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-6-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $8.81  $9.07         $10.01
Income (loss) from            -----  -----         ------
 investment operations:
 Net investment
   income (loss) ...          (0.14) (0.09)          0.02
 Net realized and unrealized
   loss on investments        (2.18) (0.17)         (0.66)
Total from investment         -----  -----         ------
 operations  .......          (2.32) (0.26)         (0.64)
Less distributions:           -----  -----         ------
 From net investment
   income ..........          (0.00) (0.00)         (0.01)
 From capital gains           (0.00) (0.00)         (0.29)
                              -----  -----         ------
Total distributions           (0.00) (0.00)         (0.30)
Net asset value,              -----  -----         ------
 end of period  ....          $6.49  $8.81         $ 9.07
                              =====  =====         ======
Total return .......         -26.33% -2.87%         -6.85%
Net assets, end of period
 (in millions)  ....             $2     $2             $2
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           2.73%  2.49%          2.40%(2)
Ratio of net investment
 income (loss) to
 average net assets
 including voluntary
 expense waiver  ...          -2.05% -0.95%          0.44%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           3.58%  3.90%          3.93%(2)
Ratio of net investment
 loss to average net
 assets excluding
 voluntary expense
 waiver  ...........          -2.90% -2.37%         -1.09%(2)
Portfolio turnover rate       35.89% 39.05%        110.18%
(1) Commencement of operations of the class.
(2) Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     MID CAP GROWTH FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-3-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $8.85  $9.08         $10.00
Income (loss) from            -----  -----         ------
 investment operations:
 Net investment
   income (loss) ...          (0.10) (0.05)          0.04
 Net realized and unrealized
   loss on investments        (2.19) (0.18)         (0.66)
Total from investment         -----  -----         ------
 operations  .......          (2.29) (0.23)         (0.62)
Less distributions:           -----  -----         ------
 From net investment
   income ..........          (0.00) (0.00)         (0.01)
 From capital gains           (0.00) (0.00)         (0.29)
                              -----  -----         ------
Total distributions           (0.00) (0.00)         (0.30)
Net asset value,              -----  -----         ------
 end of period  ....          $6.56  $8.85         $ 9.08
                              =====  =====         ======
Total return .......         -25.88% -2.53%         -6.58%
Net assets, end of period
 (in millions)  ....             $3     $4             $4
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           2.18%  2.10%          1.99%(2)
Ratio of net investment
 income (loss) to
 average net assets
 including voluntary
 expense waiver  ...          -1.50% -0.55%          0.84%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           3.03%  3.30%          3.26%(2)
Ratio of net investment
 loss to average net
 assets excluding
 voluntary expense
 waiver  ...........          -2.35% -1.74%         -0.43%(2)
Portfolio turnover rate       35.89% 39.05%        110.18%
(1)  Commencement of operations of the class.
(2)  Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     MID CAP GROWTH FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         7-10-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $8.91  $9.11         $10.23
Income (loss) from            -----  -----         ------
 investment operations:
 Net investment
   income (loss) ...          (0.01)  0.00           0.11
 Net realized and unrealized
   loss on investments        (2.20) (0.14)         (0.88)
Total from investment         -----  -----         ------
 operations  .......          (2.21) (0.14)         (0.77)
Less distributions:           -----  -----         ------
 From net investment
   income ..........          (0.03) (0.06)         (0.06)
 From capital gains           (0.00) (0.00)         (0.29)
                              -----  -----         ------
Total distributions           (0.03) (0.06)         (0.35)
Net asset value,              -----  -----         ------
 end of period  ....          $6.67  $8.91         $ 9.11
                              =====  =====         ======
Total return .......         -24.86% -1.52%         -7.97%
Net assets, end of period (000
 omitted)  .........           $329   $438           $184
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           0.86%  0.83%          1.03%(2)
Ratio of net investment
 income (loss) to
 average net assets
 including voluntary
 expense waiver  ...          -0.18%  0.50%          1.77%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           1.71%  1.30%          1.68%(2)
Ratio of net investment
 income (loss) to average net
 assets excluding
 voluntary expense
  waiver  ..........          -1.03%  0.03%          1.11%(2)
Portfolio turnover rate       35.89% 39.05%        110.18%
(1)  Commencement of operations of the class.
(2)  Annualized.
See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with Mira Stevovich, portfolio manager of W&R Funds, Inc. - Money Market Fund


This report relates to the operation of W&R Funds, Inc. -- Money Market Fund for the fiscal year ended March 31, 2003. The following discussion and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund had a competitive return over the past fiscal year. However, due to declining interest rates, the Fund's overall yield declined. The Federal Reserve maintained a Federal Funds rate of 1.75 percent throughout most of the year, and then lowered it further to 1.25 percent in November 2002. This long period of historically low money market interest rates has made for a challenging environment for all money market funds.

What market conditions or events influenced the Fund's performance during the fiscal year?
As the fiscal year began, interest rates stood at 1.75 percent, having been lowered by the Federal Reserve a total of 4.75 percent during the previous fiscal year. Although rates remained fairly constant until the one-half percent decrease in November, market sentiment fluctuated throughout the year. At times, when the market anticipated a rebound in the economy, interest rates would occasionally move up with that anticipation. During these periods, we would attempt to take advantage of any increase in market rates to increase the yield of the Fund.

In addition to interest rates, credit quality played a role in the management and performance of the Fund during the fiscal year. The weak economy has taken its toll on the credit quality of many companies. As a result, we have chosen to extend our overall maturity with very select securities of the highest quality, based on our strict credit risk constraints. We have remained vigilant in our review of the companies whose securities we purchase, due to the weak economic environment and risk potential.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We have maintained a defensive posture during the weak economic period. We have maintained the average maturity of the Fund by carefully selecting securities in which to invest. Overall, we believe that this strategy helped performance. However, securities issued by the highest quality companies are issued at premium rates of interest (lowest-yielding securities). This ultimately affects Fund yield. To attempt to compensate for this, we timed the purchase of our longer-dated securities during periods in which the overall market anticipated higher future rates of interest, in an effort to take advantage of temporary rate increases.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?
We intend to continue to invest in securities of the highest quality companies, as well as U.S. Treasury and government agency securities, when we feel that they look attractive on a relative basis. In light of the current interest rate climate, and the uncertainties regarding the U.S. economy, we intend to review security purchases on a case-by-case basis, following closely the developments in all industries and their effects on each company in which we invest.

Respectfully,




Mira Stevovich

Manager
W&R Money Market Fund

Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE INVESTMENTS OF MONEY MARKET FUND

     March 31, 2003

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS
Commercial Paper
 Aluminum - 3.52%
 Alcoa Incorporated,
   1.23%, 4-1-03 .........................    $  750    $   750,000
                                                        -----------

 Banks - 3.99%
 Lloyds TSB Bank PLC,
   1.24%, 4-22-03 ........................       350        349,747
 Wells Fargo & Company,
   1.25%, 4-7-03 .........................       500        499,896
                                                        -----------
                                                            849,643
                                                        -----------

 Beverages - 3.11%
 Coca-Cola Company (The),
   1.24%, 5-5-03 .........................       414        413,515
 Diageo Capital plc,
   1.23%, 4-29-03 ........................       250        249,761
                                                        -----------
                                                            663,276
                                                        -----------

 Chemicals --Petroleum and Inorganic - 1.58%
 du Pont (E.I.) de Nemours and Company,
   1.16315%, Master Note .................       336        336,000
                                                        -----------

 Containers - 3.28%
 Bemis Company, Inc.,
   1.25%, 4-3-03 .........................       300        299,979
 Florens Container Inc. (Bank of America N.A.),
   1.26%, 4-24-03 ........................       400        399,678
                                                        -----------
                                                            699,657
                                                        -----------

 Finance Companies - 4.11%
 Caterpillar Financial Services Corp.,
   1.21%, 4-14-03 ........................       250        249,891
 PACCAR Financial Corp.:
   1.24%, 4-16-03 ........................       527        526,728
   1.25%, 4-28-03 ........................       100         99,906
                                                        -----------
                                                            876,525
                                                        -----------

 Food and Related - 3.51%
 Golden Peanut Co.:
   1.28%, 4-4-03 .........................       250        249,973
   1.25%, 4-11-03 ........................       250        249,913
   1.22%, 6-12-03 ........................       250        249,390
                                                        -----------
                                                            749,276
                                                        -----------

 Health Care -- Drugs - 7.74%

 Alcon Finance PLC (Nestle S.A.),
   1.25%, 4-11-03 ........................       900        899,688
 GlaxoSmithKline Finance plc,
   1.25%, 4-30-03 ........................       250        249,748
 Pharmacia Corporation,
   1.25%, 4-2-03 .........................       500        499,983
                                                        -----------
                                                          1,649,419
                                                        -----------

 Health Care -- General - 3.73%
 Johnson & Johnson,
   1.1%, 9-18-03 .........................       800        795,844
                                                        -----------

 Household -- General Products - 2.58%
 Kimberly-Clark Worldwide Inc.:
   1.24%, 4-7-03 .........................       300        299,938
   1.25%, 4-7-03 .........................       250        249,948
                                                        -----------
                                                            549,886
                                                        -----------

 Multiple Industry - 1.41%
 BOC Group Inc. (DE),
   1.3%, 4-4-03 ..........................       300        299,967
                                                        -----------

 Publishing - 3.75%
 Gannett Co.,
   1.23%, 4-10-03 ........................       800        799,754
                                                        -----------

 Utilities -- Telephone - 9.38%
 BellSouth Corporation,
   1.24%, 4-28-03 ........................       300        299,721
 SBC International Inc.
   (SBC Communications Inc.):
   1.24%, 4-23-03 ........................       350        349,735
   1.24%, 5-7-03 .........................       450        449,442
 Verizon Network Funding Corporation:
   1.24%, 4-16-03 ........................       750        749,613
   1.24%, 4-23-03 ........................       150        149,886
                                                        -----------
                                                          1,998,397
                                                        -----------

Total Commercial Paper - 51.69%                          11,017,644

Commercial Paper (backed by irrevocable
 bank letter of credit) - 1.13%
 Motor Vehicles
 Hyundai Motor Finance Co.
   (Bank of America N.A.),
   1.4%, 4-1-03 ..........................       240        240,000
                                                        -----------

Notes
 Banks - 5.16%
 Bank One, N.A.,
   1.29%, 5-27-03 ........................       600        599,945
 Wells Fargo & Company,
   1.3275%, 4-1-03 .......................       500        500,000
                                                        -----------
                                                          1,099,945

                                                        -----------

 Business Equipment and Services - 3.61%
 Playworld Systems Incorporated (Wachovia Bank),
   1.41%, 4-2-03 .........................       770        770,000
                                                        -----------

 Health Care -- Drugs - 2.41%
 Merck & Co., Inc.,
   4.489%, 2-22-04 (A) ...................       500        514,382
                                                        -----------

 Hospital Supply and Management - 1.85%
 Autumn House at Powder Mill, Inc. (Suntrust Bank),
   1.35%, 4-3-03 .........................       150        150,000
 Meriter Management Services, Inc. (U.S. Bank
   Milwaukee, National Association),
   1.45%, 4-2-03 .........................       245        245,000
                                                        -----------
                                                            395,000
                                                        -----------

 Retail -- General Merchandise - 2.36%
 Wal-Mart Stores, Inc.,
   4.878%, 6-1-03 ........................       500        501,853
                                                        -----------

 Trucking and Shipping - 2.56%
 Volpe Family Partnership, L.P. (Wachovia Bank),
   1.36%, 4-3-03 .........................       545        545,000
                                                        -----------

 Utilities -- Telephone - 1.64%
 BellSouth Corporation,
   4.105%, 4-26-03 (A) ...................       350        350,321
                                                        -----------

Total Notes - 19.59%                                      4,176,501

TOTAL CORPORATE OBLIGATIONS - 72.41%                    $15,434,145
 (Cost: $15,434,145)

MUNICIPAL OBLIGATIONS
California - 3.99%
 Pollution Control Financing Authority,
   Environmental Improvement Revenue Bonds,
   Air Products Manufacturing Corporation,
   Series 1997A (Taxable),
   1.22%, 5-8-03 .........................       850        850,000
                                                        -----------

Louisiana - 2.81%
 Industrial Development Board of the Parish
   of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale),
   1.275%, 4-30-03 .......................       600        600,000
                                                        -----------

New York - 1.52%
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),

   1.33%, 4-2-03 .........................       325        325,000
                                                        -----------

Washington - 1.62%
 Washington State Housing Finance Commission:
   Taxable Variable Rate Demand Multifamily
   Revenue Bonds, Mill Pointe Apartments Project,
   Series 1999B (U.S. Bank, National Association),
   1.35%, 4-1-03 .........................       250        250,000
   Taxable Variable Rate Demand Multifamily
   Revenue Bonds, Brittany Park Project,
   Series 1996B (U.S. Bank of Washington,
   National Association),
   1.35%, 4-3-03 .........................        95         95,000
                                                        -----------
                                                            345,000
                                                        -----------

TOTAL MUNICIPAL OBLIGATIONS - 9.94%                     $ 2,120,000
 (Cost: $2,120,000)

UNITED STATES GOVERNMENT SECURITIES
 Federal Farm Credit Banks,
   1.25%, 3-19-04 ........................       400        400,000
 Federal Home Loan Bank:
   1.45%, 2-24-04.........................       250        250,000
   1.35%, 4-5-04 .........................       370        370,000
   1.3%, 4-12-04 .........................       300        300,000
 Federal Home Loan Mortgage Corporation,
   1.65%, 12-23-03........................       800        800,000
 Student Loan Marketing Association,
   1.4%, 2-20-04 .........................       500        500,000
 United States Treasury Bills:
   1.04%, 8-7-03 .........................       300        298,891
   1.035%, 8-21-03 .......................       350        348,571
 United States Treasury Note,
   5.25%, 8-15-03 ........................       400        405,185

TOTAL UNITED STATES GOVERNMENT SECURITIES - 17.23%      $ 3,672,647
 (Cost: $3,672,647)

TOTAL INVESTMENT SECURITIES - 99.58%                    $21,226,792
 (Cost: $21,226,792)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.42%            89,055

NET ASSETS - 100.00%                                    $21,315,847


Notes to Schedule of Investments

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the total value of these securities amounted to $864,703 or 4.05% of net assets.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     MONEY MARKET FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (cost-$21,227)
   (Notes 1 and 3)..........................................   $21,227
 Cash  .....................................................        30
 Receivables:
   Fund shares sold ........................................       214
   Interest ................................................        51
 Prepaid insurance premium  ................................         1
                                                               -------
    Total assets  ..........................................    21,523
                                                               -------
LIABILITIES
 Payable to Fund shareholders  .............................       181
 Accrued shareholder servicing (Note 2)  ...................         3
 Accrued accounting services fee (Note 2)  .................         1
 Dividends payable  ........................................         1
 Other  ....................................................        21
                                                               -------
    Total liabilities  .....................................       207
                                                               -------
      Total net assets .....................................   $21,316
                                                               =======
NET ASSETS
 $0.01 par value capital stock:
   Capital stock ...........................................  $    213
   Additional paid-in capital ..............................    21,103
                                                               -------
    Net assets applicable to outstanding units
      of capital ...........................................   $21,316
                                                               =======
Net asset value, redemption and offering price
 per share:
 Class A  ..................................................     $1.00
 Class B  ..................................................     $1.00
 Class C  ..................................................     $1.00
Capital shares outstanding:
 Class A  ..................................................    10,548
 Class B  ..................................................     1,188
 Class C  ..................................................     9,580
Capital shares authorized ..................................   300,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     MONEY MARKET FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ...............................      $336
                                                                  ----
 Expenses (Note 2):
   Investment management fee ...............................        76
   Distribution fee:
    Class B  ...............................................         6
    Class C  ...............................................        65
   Registration fees .......................................        30
   Shareholder servicing:
    Class A  ...............................................        10
    Class B  ...............................................         2
    Class C  ...............................................        14
   Service fee:
    Class B  ...............................................         2
    Class C  ...............................................        22
   Accounting services fee .................................        12
   Audit fees ..............................................        12
   Custodian fees ..........................................        12
   Legal fees ..............................................         1
   Other ...................................................        13
                                                                  ----
    Total  .................................................       277
      Less expenses in excess of voluntary waiver of
       investment management fee (Note 2)  .................       (76)
      Less expenses in excess of voluntary reimbursement
       of expenses (Note 2):
       Class B 12b-1 fees  .................................        (3)
       Class C 12b-1 fees  .................................        (1)
                                                                  ----
       Total expenses  .....................................       197
                                                                  ----
         Net investment income .............................       139
                                                                  ----
          Net increase in net assets resulting from
            operations .....................................      $139
                                                                  ====

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     MONEY MARKET FUND
     (In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income .................   $   139      $   271
                                             -------      -------
    Net increase in net assets resulting
      from operations ....................       139          271
                                             -------      -------
 Distributions to shareholders from
   net investment income (Note 1E):(1)
   Class A ...............................      (122)        (130)
   Class B ...............................        (1)          (7)
   Class C ...............................       (16)        (134)
                                             -------      -------
                                                (139)        (271)
                                             -------      -------
 Capital share transactions (Note 5)  ....     8,293       (2,179)
                                             -------      -------
   Total increase (decrease) .............     8,293       (2,179)
NET ASSETS
 Beginning of period  ....................    13,023       15,202
                                             -------      -------
 End of period  ..........................   $21,316      $13,023
                                             =======      =======
   Undistributed net investment income ...   $   ---      $   ---
                                             =======      =======

(1) See "Financial Highlights" on pages 141 - 143.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     MONEY MARKET FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                     For the
                             For the fiscal          period
                               year ended            from
                                March 31,            6-30-00(1)
                             --------------           to
                              2003     2002          3-31-01
                            -------   -------        -------
Net asset value,
 beginning of period          $1.00   $1.00          $1.00
                              -------  -------       -------
Net investment
 income  ...........           0.0124  0.0259         0.0413
Less dividends
 declared  .........          (0.0124)(0.0259)       (0.0413)
                              ------- -------        -------
Net asset value,
 end of period  ....          $1.00   $1.00          $1.00
                             ======= =======        =======
Total return .......           1.25%   2.70%          4.11%
Net assets, end of period (in
 millions)  ........            $10      $5             $5
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           0.52%   0.81%          0.92%(2)
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waiver  ...........           1.26%   2.60%          5.49%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           0.92%   1.03%          1.18%(2)
Ratio of net investment
 income to average net
 assets excluding
 voluntary expense
 waiver  ...........           0.86%   2.38%          5.23%(2)

(1)  Commencement of operations of the class.
(2)  Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     MONEY MARKET FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         7-12-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $1.00   $1.00          $1.00
                             ------- -------        -------
Net investment income          0.0015  0.0147         0.0299
Less dividends
 declared  .........          (0.0015)(0.0147)       (0.0299)
                             ------- -------        -------
Net asset value,
 end of period  ....          $1.00  $1.00           $1.00
                             ======= =======        =======
Total return .......           0.16%  1.55%           2.97%
Net assets, end of period (000
 omitted)  .........         $1,188   $578            $431
Ratio of expenses to
 average net assets
 including voluntary
 expense waivers  ..           1.59%  1.88%           2.29%(2)
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waivers  ..........           0.14%  1.33%           4.05%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waivers  ..           2.06%  2.39%           2.94%(2)
Ratio of net investment
 income (loss) to average net
 assets excluding
 voluntary expense
 waivers  ..........          -0.33%  0.82%           3.41%(2)

(1)  Commencement of operations of the class.
(2)  Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     MONEY MARKET FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-3-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period          $1.00   $1.00          $1.00
                             ------- -------        -------
Net investment income          0.0019  0.0157         0.0332
Less dividends
 declared  .........          (0.0019)(0.0157)       (0.0332)
                             ------- -------        -------
Net asset value,
 end of period  ....          $1.00   $1.00          $1.00
                             ======= =======        =======
Total return .......           0.20%   1.63%          3.32%
Net assets, end of period (in
 millions)  ........            $10      $7            $10
Ratio of expenses to
 average net assets
 including voluntary
 expense waivers  ..           1.56%   1.81%          1.98%(2)
Ratio of net investment
 income to average net
 assets including
 voluntary expense
 waivers  ..........           0.18%   1.58%          4.34%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waivers  ..           1.99%   2.31%          2.54%(2)
Ratio of net investment
 income (loss) to average net
 assets excluding
 voluntary expense
 waivers  ..........          -0.25%   1.08%          3.78%(2)

(1)  Commencement of operations of the class.
(2)  Annualized.

See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with Bryan J. Bailey, portfolio manager of W&R Funds, Inc. - Municipal Bond Fund

This report relates to the operation of W&R Funds, Inc. -- Municipal Bond Fund for the fiscal year ended March 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund showed relatively disappointing performance during the fiscal year, slightly underperforming its benchmark index. The Fund's Class C shares increased 7.75 percent for the fiscal year, compared with the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market), which increased 9.89 percent for the period, and the Lipper General Municipal Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased
8.32 percent for the period.

Why did the Fund lag its benchmark index during the fiscal year?
An underweight position in Aaa-rated paper, primarily insured bonds, was the major factor leading to underperformance. While the overall quality of the Fund was upgraded significantly during the fiscal year, the Fund underperformed the highest credit-quality competitors. (The Fund's weighting in Aaa-rated bonds was significantly increased during the period, but the top performers tended to have a higher exposure to Aaa and high Aa-rated municipal bonds.) However, Fund performance was enhanced by overweight positions in 10-15 year bonds, which proved to be the "sweet spot" of the yield curve. Sector selection also benefited Fund performance. Overweight positions in the outperforming education and hospital sectors and underweight positions in the poorly performing airline, resource recovery and tobacco securitization sectors all had a positive impact on the Fund. Underweight positions in California and New York issuers also contributed positively to performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The fiscal year was dominated by geopolitical risk, war distractions, corporate malfeasance issues, declining equity investor confidence, and heightened levels of uncertainty on almost all fronts. In this environment, investor risk aversion was very high, and fear became the emotional driver. Safety and preservation of capital became the dominant factor driving most investor decisions. Given this backdrop, we observed a large-scale investor flight to quality fixed-income instruments, which resulted in outperformance in the highest quality asset classes to the detriment of lower quality asset classes. This is what occurred in the municipal bond market in the fiscal year, as the highest quality bonds were the top performers.

Sector-wise, numerous events resulted in severe underperformance in certain areas. Accounting fraud and financial statement transparency concerns resulted in severe markdowns for certain corporate-backed resource recovery issuers. Many power bonds were negatively pressured by the Enron debacle and the aftermath of the State of California energy crisis. Several paper companies were beaten down on concerns of litigation risk resulting from asbestos exposure. Tobacco bonds were also pressured by continued negative litigation headlines. The Fund was nimble and avoided many of the aforementioned credit disasters that plagued the market during this very difficult period.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Upgrading the credit quality of the Fund, improved diversification between sectors and states, and smaller positions has dramatically reduced the volatility of the Fund. Our management style is essentially top-down with an emphasis on identifying relative value opportunities between sectors, states, and different security structures, while simultaneously attempting to exploit opportunities presented by the shape of the yield curve. Market timing has been de-emphasized, and the Fund is typically fully invested. A diligent approach to ongoing credit analysis and subsequent surveillance after purchase enabled the Fund to avoid many of the credit disasters that, we believe, plagued our competitors.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Much of our performance can be attributed to what we de-emphasized. We continue to feel that we are in an investment environment where the winners will be the managers who can avoid the credit disasters, and we are therefore proceeding with extreme caution. Avoiding most Industrial Development Revenue/Pollution Control Revenue (IDR/PCR) debt, corporate-backed municipals, airlines, and tobacco securitization credits proved to be very beneficial. Going forward, we expect to slightly increase the credit quality of the Fund from its current AA3 rating to the high end of the AA category, while actively seeking relative value opportunities between sectors, states, and security structures. We believe that positioning and asset distribution across the yield curve will likely continue to be a vital part of our investment strategy. We expect to maintain the Fund's neutral to defensive exposure to interest rate risk and feel that the Fund is well positioned entering the new fiscal year. The objective of the Fund remains the same: to provide income that is not subject to Federal income taxes, while maximizing tax-free total return. To achieve that objective, we intend to continue investing in short, intermediate and longer-term (when appropriate) investment-grade municipal bonds with an emphasis on quality and capital preservation with minimal yield sacrifice.

Respectfully,

Bryan J. Bailey
Manager
W&R Municipal Bond Fund

Comparison of Change in Value of $10,000 Investment


                                W&R                        Lipper
                          Municipal         Lehman        General
                               Bond       Brothers      Municipal
                              Fund,      Municipal     Debt Funds
                            Class C           Bond       Universe
                             Shares          Index        Average
                          ---------      ---------     ----------
     03-31-93                10,000         10,000         10,000
     03-31-94                10,076         10,231         10,185
     03-31-95                10,718         10,991         10,820
     03-31-96                11,521         11,912         11,599
     03-31-97                12,133         12,564         12,151
     03-31-98                13,455         13,910         13,450
     03-31-99                14,079         14,773         14,109
     03-31-00                13,202         14,761         13,774
     03-31-01                14,287         16,374         15,142
     03-31-02                14,915         16,999         15,560
     03-31-03                16,072         18,680         16,854

===== W&R Municipal Bond Fund, Class C Shares (1) -- $16,072
+++++ Lehman Brothers Municipal Bond Index -- $18,680
----- Lipper General Municipal Debt Funds Universe Average -- $16,854

(1) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                           Average Annual Total Return(2)
                    Class A     Class B      Class C(3)  Class Y
                    ---------------------------------------------
1-year period ended
  3-31-03              4.09%     3.81%           7.75%     8.52%
5-year period ended
  3-31-03                ---       ---           3.62%      ---
10-year period ended
  3-31-03                ---       ---           4.86%      ---
Since inception of
  Class through
  3-31-03(4)           5.44%     5.19%            ---      4.09%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(4)9-15-00 for Class A shares, 8-8-00 for Class B shares and 12-30-98 for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF MUNICIPAL BOND FUND

-----------------------------------------------------------------
Municipal Bond Fund

GOAL
To seek income which is not subject to Federal income tax. (Income may be subject to state and local taxes, and a significant portion may be subject to the Federal alternative minimum tax.)

Strategy
Invests primarily in tax-exempt municipal bonds, mainly of investment grade. The Fund diversifies its holdings among two main types of municipal bonds: general obligation bonds and revenue bonds.

Founded
1992

Scheduled Dividend Frequency
Declared daily, paid monthly

Performance Summary - Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2003
----------------------------------------

Dividends paid                    $0.32
                                  =====

Net asset value on
    3-31-03                      $11.10
    3-31-02                       10.61
                                 ------
Change per share                 $ 0.49
                                 ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF MUNICIPAL BOND FUND

-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-03         4.09%     8.71%          3.81%          7.81%
 5-year period
  ended 3-31-03          ---       ---            ---            ---
10-year period
  ended 3-31-03          ---       ---            ---            ---
Since inception
  of Class (F)          5.44%     7.26%          5.19%          6.22%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.
(C) Performance data does not take into account the sales load deducted on an initial purchase.
(D) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E) Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F) 9-15-00 for Class A shares and 8-8-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 3-31-03         7.75%     8.52%
 5-year period
  ended 3-31-03         3.62%      ---
10-year period
  ended 3-31-03         4.86%      ---
Since inception
  of Class (D)          ---       4.09%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C) Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D) 12-30-98 for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

SHAREHOLDER SUMMARY OF MUNICIPAL BOND FUND

-----------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, Municipal Bond Fund had net assets totaling $27,844,783 invested in a diversified portfolio.


As a shareholder of Municipal Bond Fund, for every $100 you had invested on March 31, 2003, your Fund owned:

  $15.05Education Revenue Bonds
   12.80Hospital Revenue Bonds
    9.39City and County General Obligation Bonds
    8.84Water and Sewer Revenue Bonds
    6.96Sales Revenue Bonds
    6.62Public Power Revenue Bonds
    6.39School General Obligation Bonds
    6.30Other Municipal Bonds
    6.04 Airport Revenue Bonds
    5.55Housing Revenue Bonds
    4.98Special Tax Bonds
    4.85Lease/Certificate of Participation Bonds
    4.79Transportation Revenue Bonds
    1.44Cash and Cash Equivalents

                   2003 TAX YEAR TAXABLE EQUIVALENT YIELDS(1)
---------------------------------------------------------------------------
If your Taxable Income is:
                                    Your         Equivalent
                                  Marginal    Tax Free Yields
   Joint               Single        Tax---------------------------
   return              Return    Bracket Is  3%    4%    5%    6%

$      0- 12,000  $      0-  6,000          10% 3.33% 4.44% 5.56% 6.67%

$ 12,001- 47,450     6,001- 28,400          15% 3.53% 4.71% 5.88% 7.06%

$ 47,451-114,650  $ 28,401- 68,800          27% 4.11% 5.48% 6.85% 8.22%

$114,651-174,700  $ 68,801-143,500          30% 4.29% 5.71% 7.14% 8.57%

$174,701-311,950  $143,501-311,950          35% 4.62% 6.15% 7.69% 9.23%

$311,951 and above$311,951 and above      38.6% 4.89% 6.51% 8.14% 9.77%

(1) Table is for illustration only and does not represent the actual performance of W&R Funds, Inc. - Municipal Bond Fund.

THE INVESTMENTS OF MUNICIPAL BOND FUND

     March 31, 2003

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS
Arizona - 2.99%
 The Industrial Development Authority of the
   City of Phoenix, Arizona, Single Family
   Mortgage Revenue Bonds, Series 2002-1A,
   3.5%, 3-1-34 ..........................      $500  $   554,055
 City of Bullhead City, Arizona, Bullhead
   Parkway Improvement District,
   Improvement Bonds,
   6.1%, 1-1-13 ..........................       270      278,340
                                                      -----------
                                                          832,395
                                                      -----------

California - 3.92%
 San Mateo County Community College District
   (County of San Mateo, California), 2002
   General Obligation Bonds (Election of 2001),
   Series A (Current Interest Bonds),
   5.375%, 9-1-15 ........................       500      561,805
 Trustees of the California State University
   Systemwide Revenue Bonds, Series 2002A,
   5.5%, 11-1-15 .........................       250      284,922
 State of California Department of Water
   Resources, Power Supply Revenue Bonds,
   Series 2002A,
   5.5%, 5-1-18 ..........................       215      245,025
                                                      -----------
                                                        1,091,752
                                                      -----------

Colorado - 5.38%
 City of Aspen, Colorado, Sales Tax
   Revenue Bonds, Series 1999,
   5.25%, 11-1-15 ........................       500      535,520
 Boulder County, Colorado, Hospital
   Development Revenue Bonds (Longmont United
   Hospital Project), Series 1997,
   5.6%, 12-1-27 .........................       500      493,380
 El Paso County School District No. 12 - Cheyenne
   Mountain, El Paso County, Colorado, General
   Obligation Refunding Bonds, Series 2002,
   0.0%, 9-15-12 .........................       685      468,095
                                                      -----------
                                                        1,496,995
                                                      -----------

Florida - 5.04%
 Polk County, Florida, Capital Improvement
   and Refunding Revenue Bonds, Series 2002,
   5.25%, 12-1-09 ........................       500      571,015
 School District of Hillsborough County,
   Florida, Sales Tax Revenue Bonds,
   Series 2002,
   5.375%, 10-1-13 .......................       500      560,180
 City of Jacksonville, Florida, Better Jacksonville
   Sales Tax Revenue Bonds, Series 2003,
   5.25%, 10-1-19 ........................       250      272,760
                                                      -----------

                                                        1,403,955
                                                      -----------

Georgia - 0.83%
 Hospital Authority of Cobb County (Georgia),
   Revenue Anticipation Refunding and Improvement
   Certificates, Series 2003,
   5.25%, 4-1-20 (A) .....................       210      230,223
                                                      -----------

Illinois - 9.00%
 Village of Bedford Park, Cook County,
   Illinois, Water Revenue Bonds, Series 2000A,
   6.0%, 12-15-12 ........................       955    1,064,615
 School District Number 116, Champaign County,
   Illinois (Urbana), General Obligation School
   Building Bonds, Series 1999C,
   0.0%, 1-1-11 ..........................       850      630,522
 Bloomington-Normal Airport Authority of McLean
   County, Illinois, Central Illinois Regional
   Airport, Passenger Facility Charge Revenue
   Bonds, Series 2001,
   6.05%, 12-15-19 .......................       645      594,658
 Public Building Commission of Chicago,
   Building Revenue Bonds, Series 2003
   (Chicago Transit Authority),
   5.25%, 3-1-19 .........................       200      215,696
                                                      -----------
                                                        2,505,491
                                                      -----------

Indiana - 9.97%
 New Albany-Floyd County School Building
   Corporation, First Mortgage Bonds,
   Series 2002 (Floyd County, Indiana),
   5.75%, 7-15-17 ........................       675      764,687
 Ball State University Board of Trustees,
   Ball State University Student Fee Bonds,
   Series K,
   5.75%, 7-1-18 .........................       500      563,210
 Dyer (Indiana) Redevelopment Authority,
   Economic Development Lease Rental Bonds,
   Series 1999,
   6.5%, 1-15-24 .........................       500      549,305
 Westfield High School 1995 Building
   Corporation (Hamilton County, Indiana),
   First Mortgage Bonds, Series 2002,
   5.5%, 7-15-16 .........................       435      487,000
 East Chicago Elementary School Building
   Corporation (Lake County, Indiana),
   First Mortgage Bonds, Series 1993A,
   5.5%, 1-15-16 .........................       400      411,556
                                                      -----------
                                                        2,775,758
                                                      -----------

Iowa - 1.22%
 Scott County, Iowa, Refunding Certificates
   of Participation (County Golf Course
   Project, Series 1993),
   6.2%, 5-1-13 ..........................       340      340,534
                                                      -----------

Kansas - 4.86%
 Chisholm Creek Utility Authority, Water and

   Wastewater Facilities Revenue Bonds
   (Cities of Bel Aire and Park City,
   Kansas Project), Series 2002,
   5.25%, 9-1-15 .........................       755      839,651
 Sedgwick County, Kansas and Shawnee County,
   Kansas, Single Family Mortgage Revenue
   Bonds (Mortgage-Backed Securities Program),
   2001 Series A-1 (AMT),
   6.3%, 12-1-32 .........................       470      513,362
                                                      -----------
                                                        1,353,013
                                                      -----------

Louisiana - 2.99%
 State of Louisiana, Gasoline and Fuels
   Tax Revenue Bonds, 2002 Series A,
   5.25%, 6-1-13 .........................       500      558,495
 City of New Orleans, Louisiana, Limited
   Tax Certificates of Indebtedness, Series 2003,
   5.0%, 3-1-07 ..........................       250      275,498
                                                      -----------
                                                          833,993
                                                      -----------

Maryland - 1.94%
 Maryland Transportation Authority, Airport
   Parking Revenue Bonds, Series 2002B,
   Baltimore/Washington International Airport
   Projects (Qualified Airport Bonds - AMT),
   5.375%, 3-1-15 ........................       500      541,300
                                                      -----------

Minnesota - 5.62%
 City of Victoria, Minnesota, Private School
   Facility Revenue Bonds (Holy Family
   Catholic High School Project), Series 1999A,
   5.6%, 9-1-19 ..........................       750      712,155
 City of Perham, Minnesota, General Obligation
   Disposal System Revenue Bonds, Series 2001,
   6.0%, 5-1-22 ..........................       500      516,105
 City of Minneapolis, Minnesota, General Obligation
   Convention Center Bonds, Series 2002,
   5.0%, 12-1-10 .........................       300      335,988
                                                      -----------
                                                        1,564,248
                                                      -----------

Missouri - 5.08%
 The City of St. Louis, Missouri, Airport
   Revenue Bonds, Series 2001A (Airport
   Development Program),
   5.0%, 7-1-11 ..........................       500      546,540
 City of Sikeston, Missouri, Electric System
   Revenue Refunding Bonds, 1996 Series,
   6.0%, 6-1-14 ..........................       400      479,416
 City of Kearney, Missouri, General Obligation
   Bonds, Series 2001,
   5.5%, 3-1-16 ..........................       350      388,045
                                                      -----------
                                                        1,414,001
                                                      -----------

Nebraska - 2.01%
 Nebraska Higher Education Loan Program, Inc.,
   Senior Subordinate Bonds, 1993-2,

   Series A-5A,
   6.2%, 6-1-13 ..........................       500      561,295
                                                      -----------

Nevada - 1.00%
 Carson City, Nevada Hospital Revenue Bonds
   (Carson-Tahoe Hospital Project),
   Series 2002,
   6.0%, 9-1-15 ..........................       255      278,761
                                                      -----------

New Jersey - 0.98%
 Garden State Preservation Trust, Open Space
   and Farmland Preservation Bonds, 2003 Series A
   (Current Interest Bonds),
   5.25%, 11-1-19 ........................       250      272,002
                                                      -----------

New Mexico - 2.55%
 New Mexico Hospital Equipment Loan Council,
   Hospital Revenue Bonds (Memorial Medical
   Center, Inc. Project), Series 1998,
   4.85%, 6-1-08 .........................       725      711,348
                                                      -----------

New York - 9.94%
 The Port Authority of New York and New Jersey,
   Consolidated Bonds, One Hundred Twenty-Seventh
   Series,
   5.5%, 12-15-14 ........................       500      561,520
 New York City, Municipal Water Finance Authority,
   Water and Sewer System Revenue Bonds, Fiscal 2003
   Series D,
   5.0%, 6-15-09 .........................       500      557,670
 New York State Thruway Authority, State Personal
   Income Tax Revenue Bonds (Transportation),
   Series 2002A,
   5.25%, 3-15-10 ........................       500      557,475
 The City of New York, General Obligation Bonds,
   Fiscal 2003 Series A Current Interest Bonds,
   5.5%, 8-1-10 ..........................       500      548,865
 Dormitory Authority of the State of New York,
   Third General Resolution Revenue Bonds (State
   University Educational Facilities Issue),
   Series 2002B,
   5.25%, 11-15-23 .......................       500      543,745
                                                      -----------
                                                        2,769,275
                                                      -----------

Oklahoma - 0.88%
 Tulsa Public Facilities Authority (Oklahoma),
   Assembly Center Lease Payment Revenue
   Bonds, Refunding Series 1985,
   6.6%, 7-1-14 ..........................       200      245,040
                                                      -----------

Pennsylvania - 3.14%
 The School District of Philadelphia,
   Pennsylvania, General Obligation Bonds,
   Series A of 2002,
   5.5%, 2-1-18 ..........................       500      550,990
 Schuylkill County Industrial Development Authority,
   Variable Rate Demand Revenue Bonds (Pine Grove
   Landfill, Inc. Project), 1995 Series,

   5.1%, 10-1-19 .........................       320      322,464
                                                      -----------
                                                          873,454
                                                      -----------

Rhode Island - 2.61%
 Rhode Island Health and Educational Building
   Corporation, Hospital Financing Revenue Bonds,
   St. Joseph Health Services of Rhode Island
   Issue, Series 1999,
   5.4%, 10-1-09 .........................       725      725,783
                                                    -------------

South Carolina - 1.99%
 South Carolina Public Service Authority, Santee
   Cooper, Revenue Obligations, 2002 Refunding
   Series D,
   5.0%, 1-1-10 ..........................       500      554,505
                                                      -----------

Texas - 6.34%
 Board of Regents of Texas Tech University
   System, Revenue Financing System Bonds,
   Seventh Series (2001),
   5.5%, 8-15-17 .........................       500      551,180
 Texas Department of Housing and Community
   Affairs, Single Family Mortgage Revenue
   Bonds, 1997 Series D (AMT) TEAMS Structure,
   5.7%, 9-1-29 ..........................       465      477,006
 Lufkin Health Facilities Development
   Corporation, Health System Revenue and
   Refunding Bonds (Memorial Health System
   of East Texas), Series 1995,
   6.875%, 2-15-26 .......................       495      462,879
 Pflugerville Independent School District (Travis
   County, Texas), Unlimited Tax School Building
   Bonds, Series 2001,
   5.5%, 8-15-19 .........................       250      273,268
                                                      -----------
                                                        1,764,333
                                                      -----------

Virginia - 1.98%
 City of Chesapeake, Virginia, General Obligation
   Public Improvement and Refunding Bonds,
   Series of 2001,
   5.5%, 12-1-17 .........................       500      551,220
                                                      -----------

Washington - 2.03%
 Energy Northwest, Project No. 1 Refunding
   Electric Revenue Bonds, Series 2002-A,
   5.75%, 7-1-16 .........................       500      564,145
                                                      -----------

Wisconsin - 2.37%
 Wisconsin Health and Educational Facilities
   Authority, Wheaton Franciscan Services,
   Inc., System Revenue and Refunding Bonds,
   Series 2002,
   6.0%, 8-15-15 .........................       600      660,882
                                                      -----------

Wyoming - 1.90%
 Wyoming Student Loan Corporation, Student

   Loan Revenue Refunding Bonds, Series
   1999A (Non-AMT),
   6.2%, 6-1-24 ..........................       500      528,440
                                                      -----------

TOTAL MUNICIPAL BONDS - 98.56%                        $27,444,141
 (Cost: $26,432,153)

TOTAL SHORT-TERM SECURITIES - 1.65%                   $   459,000
 (Cost: $459,000)

TOTAL INVESTMENT SECURITIES - 100.21%                 $27,903,141
 (Cost: $26,891,153)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.21%)       (58,358)

NET ASSETS - 100.00%                                  $27,844,783


Notes to Schedule of Investments

(A)Purchased on a when-issued basis with settlement subsequent to March 31, 2003.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     MUNICIPAL BOND FUND
     March 31, 2003
     (In Thousands, Except for Per Share and Share Amounts)

ASSETS
 Investment securities -- at value (cost - $26,891)
   (Notes 1 and 3) .........................................   $27,903
 Cash  .....................................................         1
 Receivables:
   Interest ................................................       338
   Fund shares sold ........................................        40
 Prepaid registration fees  ................................         6
                                                               -------
    Total assets  ..........................................    28,288
                                                               -------
LIABILITIES
 Payable for investment securities purchased  ..............       225
 Payable to Fund shareholders  .............................       194
 Dividends payable  ........................................         9
 Accrued shareholder servicing (Note 2)  ...................         6
 Accrued accounting services fee (Note 2)  .................         2
 Accrued distribution and service fees (Note 2)  ...........         1
 Other  ....................................................         6
                                                               -------
    Total liabilities  .....................................       443
                                                               -------
      Total net assets .....................................   $27,845
                                                               =======
NET ASSETS
 $0.01 par value capital stock:
   Capital stock ...........................................   $    25
   Additional paid-in capital ..............................    27,701
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .........        14
   Accumulated undistributed net realized loss
    on investments  ........................................      (907)
   Net unrealized appreciation in value of investments .....     1,012
                                                               -------
    Net assets applicable to outstanding units
      of capital ...........................................   $27,845
                                                               =======
Net asset value per share (net assets divided by shares
 outstanding):
 Class A  ..................................................    $11.10
 Class B  ..................................................    $11.10
 Class C  ..................................................    $11.10
 Class Y  ..................................................    $11.10
Capital shares outstanding:
 Class A  ..................................................   239,655
 Class B  ..................................................    47,889
 Class C  .................................................. 2,220,429
 Class Y  ..................................................       350
Capital shares authorized .................................200,000,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     MUNICIPAL BOND FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ...............................    $1,391
                                                                ------
 Expenses (Note 2):
   Distribution fee:
    Class A  ...............................................       ---*
    Class B  ...............................................         3
    Class C  ...............................................       185
    Class Y  ...............................................       ---*
   Investment management fee ...............................       145
   Service fee:
    Class A  ...............................................         6
    Class B  ...............................................         1
    Class C  ...............................................        62
   Shareholder servicing:
    Class A  ...............................................         2
    Class B  ...............................................         1
    Class C  ...............................................        52
    Class Y  ...............................................       ---*
   Accounting services fee .................................        24
   Audit fees ..............................................        13
   Custodian fees ..........................................         4
   Other ...................................................        40
                                                                ------
    Total expenses  ........................................       538
                                                                ------
      Net investment income ................................       853
                                                                ------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
 Realized net gain on investments  .........................        42
 Unrealized appreciation in value of investments
   during the period .......................................     1,161
                                                                ------
    Net gain on investments  ...............................     1,203
                                                                ------
      Net increase in net assets resulting from operations .    $2,056
                                                                ======
*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     MUNICIPAL BOND FUND
     (In Thousands)
                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income .................   $   853      $   944
   Realized net gain (loss) on investments        42         (270)
   Unrealized appreciation ...............     1,161          509
                                             -------      -------
    Net increase in net assets
      resulting from operations ..........     2,056        1,183
                                             -------      -------
 Distributions to shareholders from
   net investment income (Note 1E):(1)
   Class A ...............................       (99)         (70)
   Class B ...............................       (13)          (2)
   Class C ...............................      (727)        (872)
   Class Y ...............................       ---*         ---*
                                             -------      -------
                                                (839)        (944)
                                             -------      -------
 Capital share transactions (Note 5)  ....       119         (748)
                                             -------      -------
   Total increase (decrease) .............     1,336         (509)
NET ASSETS
 Beginning of period  ....................    26,509       27,018
                                             -------      -------
 End of period  ..........................   $27,845      $26,509
                                             =======      =======
   Undistributed net investment income ...   $    14      $   ---
                                             =======      =======
    *Not shown due to rounding.
(1)  See "Financial Highlights" on pages 161 - 164.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     MUNICIPAL BOND FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         9-15-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period         $10.61 $10.52         $10.33
                             ------ ------         ------
Income from investment
 operations:
 Net investment
   income ..........           0.42   0.47           0.26
 Net realized and
   unrealized gain
   on investments ..           0.49   0.09           0.19
                             ------ ------         ------
Total from investment
 operations  .......           0.91   0.56           0.45
                             ------ ------         ------
Less distributions:
 Declared from net
   investment income          (0.42) (0.47)         (0.26)
 From capital gains           (0.00) (0.00)         (0.00)
                             ------ ------         ------
Total distributions           (0.42) (0.47)         (0.26)
                             ------ ------         ------
Net asset value,
 end of period  ....         $11.10 $10.61         $10.52
                             ====== ======         ======
Total return(2) ....           8.71%  5.38%          4.32%
Net assets, end of
 period (in millions)            $3     $2             $1
Ratio of expenses
 to average net
 assets  ...........           1.15%  1.17%          1.21%(3)
Ratio of net investment
 income to average
 net assets  .......           3.79%  4.37%          4.69%(3)
Portfolio turnover rate       40.03% 36.41%         34.78%(4)

(1)  Commencement of operations of the class.
(2) Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)  Annualized.
(4)  For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     MUNICIPAL BOND FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          8-8-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period         $10.61 $10.52         $10.26
                             ------ ------         ------
Income from investment
 operations:
 Net investment
   income ..........           0.33   0.32           0.22
 Net realized and
   unrealized gain
   on investments ..           0.49   0.09           0.26
                             ------ ------         ------
Total from investment
 operations  .......           0.82   0.41           0.48
                             ------ ------         ------
Less distributions:
 Declared from net
   investment income          (0.33) (0.32)         (0.22)
 From capital gains           (0.00) (0.00)         (0.00)
                             ------ ------         ------
Total distributions           (0.33) (0.32)         (0.22)
                             ------ ------         ------
Net asset value,
 end of period  ....         $11.10 $10.61         $10.52
                             ====== ======         ======
Total return .......           7.81%  3.97%          4.66%
Net assets, end of
 period (000 omitted)          $532   $120            $37
Ratio of expenses to
 average net assets            1.96%  2.44%          2.82%(2)
Ratio of net investment
 income to average
 net assets  .......           2.98%  3.09%          3.11%(2)
Portfolio turnover rate       40.03% 36.41%         34.78%(3)

(1)  Commencement of operations of the class.
(2)  Annualized.
(3)  For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     MUNICIPAL BOND FUND
     Class C Shares (1)
     For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2003   2002    2001   2000    1999
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $10.61 $10.52  $10.11 $11.24  $11.45
                             ------ ------  ------ ------  ------
Income (loss) from
 investment operations:
 Net investment
   income ..........           0.32   0.37    0.40   0.42    0.42
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.49   0.09    0.41  (1.11)   0.10
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           0.81   0.46    0.81  (0.69)   0.52
                             ------ ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income          (0.32) (0.37)  (0.40) (0.42)  (0.42)
 From capital gains           (0.00) (0.00)  (0.00) (0.02)  (0.31)
                             ------ ------  ------ ------  ------
Total distributions           (0.32) (0.37)  (0.40) (0.44)  (0.73)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $11.10 $10.61  $10.52 $10.11  $11.24
                             ====== ======  ====== ======  ======
Total return .......           7.75%  4.40%   8.22% -6.21%   4.64%
Net assets, end of
 period (in
 millions)  ........            $25    $24     $26    $28     $43
Ratio of expenses to
 average net assets            2.03%  2.13%   2.13%  1.98%   1.88%
Ratio of net investment
 income to average
 net assets  .......           2.95%  3.44%   3.94%  3.94%   3.68%
Portfolio turnover
 rate  .............          40.03% 36.41%  34.78% 16.95%  41.53%

(1)  See Note 5.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     MUNICIPAL BOND FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                           For the
                                                            period
                                     For the fiscal          from
                                   year ended March 31,    12-30-98(1)
                                ---------------------------    to
                               2003  2002     2001    2000  3-31-99
                               ----  ----     ----    ----  -------
Net asset value,
 beginning of
 period  ...........         $10.61 $10.52  $10.11 $11.24  $11.58
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.40   0.44    0.47   0.48    0.13
 Net realized and unrealized
   gain (loss) on
   investments .....           0.49   0.09    0.41  (1.11)  (0.03)
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           0.89   0.53    0.88  (0.63)   0.10
                             ------ ------  ------ ------  ------
Less distributions:
 Declared from net
   investment income          (0.40) (0.44)  (0.47) (0.48)  (0.13)
 From capital gains           (0.00) (0.00)  (0.00) (0.02)  (0.31)
                             ------ ------  ------ ------  ------
Total distributions           (0.40) (0.44)  (0.47) (0.50)  (0.44)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $11.10 $10.61  $10.52 $10.11  $11.24
                             ====== ======  ====== ======  ======
Total return .......           8.52%  5.10%   9.04% -5.69%   0.80%
Net assets, end of period
 (000 omitted)  ....             $4     $2      $2     $2      $2
Ratio of expenses to
 average net assets            1.33%  1.44%   1.47%  1.40%   1.00%(2)
Ratio of net investment
 income to average net
 assets  ...........           3.64%  4.09%   4.61%  4.52%   4.40%(2)
Portfolio turnover rate       40.03% 36.41%  34.78% 16.95%  41.53%(3)

(1)  Recommencement of operations of the class.
(2)  Annualized.
(3)  For the fiscal year ended March 31, 1999.

See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with Zachary H. Shafran, portfolio manager of W&R Funds, Inc. - Science and Technology Fund


This report relates to the operation of W&R Funds, Inc. -- Science and Technology Fund for the fiscal year ended March 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund did relatively well, as it outperformed its benchmark index during the fiscal year. Even so, given the very challenging environment for the technology sector, it had a negative return for the year. The Class C shares of the Fund declined 22.76 percent for the fiscal year, compared with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which declined 35.90 percent for the year, and the Lipper Science & Technology Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 38.20 percent for the year.

What helped the Fund outperform its benchmark index during the fiscal year?
We feel that we were able to outperform our benchmark due primarily, we believe, to our relative underweight position in technology and a higher than normal cash reserve. Our generally defensive and diversified approach throughout the year proved to be beneficial.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The global economy remained soft throughout the fiscal year, yet that softness was cushioned by strong domestic consumer confidence. Rising geopolitical tensions spread beyond the war in Iraq, including the general strike in Venezuela, growing anti-American sentiment in both North and South Korea and the increased threat of terrorist attacks around the globe. Information-technology
(IT) spending by corporations was under pressure for most of the period, and consumer-related spending began to slow late in 2002.

What strategies and techniques did you employ that specifically affected the Fund's performance?
The Fund remained well diversified, and we were largely successful in avoiding the wrong areas during the year. Our underweight position in technology worked out well despite the late-year (2002) rally. We were overweight in health care, which also was relatively helpful to overall performance. Higher than normal cash reserves allowed us to be both defensive and opportunistic.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?
Consistent with our mandate, we continued to focus on science and technology holdings during the fiscal year. However, we continue to take a broader view in two ways. We are looking more globally for opportunities and for industries that we feel are benefiting from advances in science and technology. A good example of this would be the energy sector, particularly natural gas in North America. We believe that supply will remain tight and that a key to new exploration and production efforts will be new technology. Science, particularly health care, likely will remain a focus within the Fund, as we feel that the opportunities to practice better medicine and address unmet clinical needs have never been greater. Overall, we continue to look for companies that we feel are well positioned to prosper in an ever-changing environment.


Respectfully,



Zachary H. Shafran
Manager
W&R Science and Technology Fund

Comparison of Change in Value of $10,000 Investment


                            Goldman    Lipper
                              Sachs Science &
                      W&RTechnology Technology
               Science and Industry     Funds
               Technology Fund,Composite Universe
               Class C Shares Index   Average
               -------------------------------
     07-31-97      10,000    10,000    10,000
     03-31-98      12,010    10,550    10,982
     03-31-99      17,450    16,689    16,710
     03-31-00      45,325    32,935    39,376
     03-31-01      23,802    12,805    15,341
     03-31-02      24,015    11,704    13,677
     03-31-03      18,549     7,502     8,452

===== W&R Science and Technology Fund, Class C Shares (1) - $18,549
...... Goldman Sachs Technology Industry Composite Index - $7,502
***** Lipper Science & Technology Funds Universe Average - $8,452

 (1) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                           Average Annual Total Return(2)
                    Class A     Class B      Class C(3)  Class Y
                    ---------------------------------------------
1-year period ended
  3-31-03            -26.58%   -26.07%         -22.76%   -21.74%
5-year period ended
  3-31-03              ---       ---             9.08%      ---
Since inception of
  Class through
  3-31-03(4)         -21.91%   -21.66%          11.52%    10.01%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(4)7-3-00 for Class A and Class B shares, 7-31-97 for Class C shares and 6-9-98 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND

------------------------------------------------------------------------
Science and Technology Fund

GOAL
To seek long-term capital growth.

Strategy
Invests primarily in the equity securities of United States and foreign science and technology companies. Science and technology companies have products, processes or services that are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries.

Founded
1997

Scheduled Dividend Frequency
Annually (December)


Performance Summary -- Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2003
-------------------------------------------

Net asset value on
    3-31-03                     $13.88
    3-31-02                      17.97
                                ------
Change per share                $(4.09)
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND

------------------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ---------
 1-year period
  ended 3-31-03       -26.58%   -22.10%        -26.07%        -22.99%
 5-year period
  ended 3-31-03       ---       ---            ---            ---
10-year period
  ended 3-31-03       ---       ---            ---            ---
Since inception
  of Class (F)        -21.91%   -20.21%        -21.66%        -21.01%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C) Performance data does not take into account the sales load deducted on an initial purchase.
(D) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E) Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F) 7-3-00 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 3-31-03       -22.76%   -21.74%
 5-year period
  ended 3-31-03         9.08%      ---
10-year period
  ended 3-31-03          ---       ---
Since inception
  of Class (D)         11.52%    10.01%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C) Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D) 7-31-97 for Class C shares and 6-9-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Investing in companies involved in one specified sector may involve a greater degree of risk than an investment with greater diversification.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND

------------------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, Science and Technology Fund had net assets totaling $91,734,064 invested in a diversified portfolio of:

   68.07% Common Stocks
   31.93% Cash and Cash Equivalents and Options


As a shareholder of Science and Technology Fund, for every $100 you had invested on March 31, 2003, your Fund owned:

 $31.93  Cash and Cash Equivalents and Options
  29.28  Health Care Stocks
  11.54  Technology Stocks
  10.24  Energy Stocks
   5.97  Miscellaneous Stocks
   5.62  Raw Materials Stocks
   2.99  Business Equipment and Services Stocks
   2.43  Utilities Stocks

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND

     March 31, 2003

                                              Shares        Value

COMMON STOCKS
Aircraft - 3.80%
 Northrop Grumman Corporation  ...........    31,200  $ 2,676,960
 Raytheon Company  .......................    28,500      808,545
                                                     ------------
                                                        3,485,505
                                                     ------------

Broadcasting - 0.03%
 Adelphia Communications Corporation,
   Class A* ..............................   167,000       27,555
                                                     ------------

Business Equipment and Services - 1.82%
 Edison Schools Inc.*  ...................   182,000      165,620
 Euronet Worldwide, Inc.*  ...............   120,800      967,004
 RSA Security Inc.*  .....................    76,100      540,310
                                                     ------------
                                                        1,672,934
                                                     ------------

Capital Equipment - 0.73%
 Cooper Cameron Corporation*  ............    13,600      673,336
                                                     ------------

Chemicals -- Specialty - 2.43%
 Pall Corporation  .......................   111,500    2,230,000
                                                     ------------

Communications Equipment - 0.30%
 ADC Telecommunications, Inc.*  ..........   136,300      280,097
                                                      -----------

Computers -- Main and Mini - 0.30%
 Cray Inc.*  .............................    41,517      274,843
                                                      -----------

Computers -- Peripherals - 5.03%
 Oracle Corporation*  ....................    39,200      424,732
 Palm, Inc.*  ............................    28,400      282,438
 PeopleSoft, Inc. (A)*  ..................   103,200    1,581,540
 Symbol Technologies, Inc.  ..............   270,575    2,329,651
                                                      -----------
                                                        4,618,361
                                                      -----------

Consumer Electronics - 0.88%
 Sony Corporation, ADR  ..................    23,000      807,990
                                                      -----------

Electronic Components - 2.11%
 Agere Systems Inc., Class A*  ...........   385,500      616,800
 IXYS Corporation*  ......................    58,380      301,241
 United Microelectronics Corporation*  ...   336,910    1,014,099
                                                      -----------
                                                        1,932,140
                                                      -----------

Health Care -- Drugs - 14.99%
 Abbott Laboratories  ....................     9,400      353,534
 Alcon, Inc.*  ...........................    71,600    2,937,032

 Amylin Pharmaceuticals, Inc.*  ..........    14,300      230,444
 Biogen, Inc. (A)*  ......................    46,600    1,395,670
 Forest Laboratories, Inc.*  .............    39,000    2,104,830
 Genzyme Corporation
   - General Division (A)* ...............    72,800    2,652,104
 Incyte Corporation*  ....................    45,000      134,775
 IVAX Corporation*  ......................   104,600    1,281,350
 Pfizer Inc.  ............................    62,900    1,959,964
 SICOR Inc.*  ............................    41,945      701,111
                                                     ------------
                                                       13,750,814
                                                     ------------

Hospital Supply and Management - 14.29%
 Anthem, Inc.*  ..........................    36,900    2,444,625
 Cerner Corporation*  ....................    26,000      840,710
 HCA Inc. (A)  ...........................   114,500    4,735,720
 Province Healthcare Company*  ...........   222,500    1,969,125
 United Surgical Partners International,
   Inc.* .................................    11,673      215,892
 UnitedHealth Group Incorporated  ........    23,400    2,145,078
 VCA Antech, Inc.*  ......................    48,700      757,041
                                                     ------------
                                                       13,108,191
                                                     ------------

Mining - 2.80%
 Newmont Mining Corporation  .............    98,200    2,567,930
                                                      -----------

Multiple Industry - 2.17%
 Garmin Ltd. (A)*  .......................    41,600    1,489,488
 Research In Motion Limited*  ............    38,400      501,312
                                                      -----------
                                                        1,990,800
                                                     ------------

Petroleum -- Domestic - 8.94%
 Apache Corporation*  ....................    30,713    1,896,190
 Burlington Resources Inc.  ..............    35,809    1,708,447
 ConocoPhillips  .........................    14,400      771,840
 Newfield Exploration Company*  ..........    28,600      969,254
 Noble Energy, Inc.  .....................    50,800    1,741,932
 Unocal Corporation  .....................    42,200    1,110,282
                                                     ------------
                                                        8,197,945
                                                     ------------

Petroleum -- Services - 1.30%
 Baker Hughes Incorporated  ..............    39,700    1,188,221
                                                     ------------

Publishing - 2.16%
 Getty Images, Inc.*  ....................    72,000    1,977,120
                                                     ------------

Steel - 0.39%
 Lone Star Technologies, Inc.*  ..........    17,100      361,152
                                                     ------------

Timesharing and Software - 1.17%
 Alliance Data Systems Corporation* ......    27,200      462,400
 Manhattan Associates, Inc. (A)*  ........    10,633      186,556
 Micromuse Inc.*  ........................    81,100      422,125
                                                     ------------

                                                        1,071,081
                                                     ------------

Utilities -- Telephone - 2.43%
 Vodafone Group Plc, ADR  ................   122,300    2,228,306
                                                     ------------

TOTAL COMMON STOCKS - 68.07%                          $62,444,321
 (Cost: $81,442,166)

                                           Number of
                                           Contracts

PUT OPTIONS - 0.14%
 Garmin Ltd., May 27.5
   Expires 5-17-03 .......................       138          2,629
 Garmin Ltd., May 27.5
   Expires 5-24-03 .......................        92          1,840
 Garmin Ltd., May 27.5
   Expires 5-31-03 .......................        93          2,232
 Sox Index, April 280,
   Expires 4-19-03 .......................        36         22,680
 Sox Index, April 290
   Expires 4-19-03 .......................        93        102,300
                                                        -----------
                                                        $   131,681
                                                        -----------
 (Cost: $318,890)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
 Beverages - 3.27%
 Diageo Capital plc,
   1.25%, 4-15-03 ........................    $3,000    2,998,542
                                                     ------------

 Chemicals -- Petroleum and Inorganic - 4.25%
 du Pont (E.I.) de Nemours and Company,
   1.16315%, Master Note .................     3,894    3,894,000
                                                     ------------

 Chemicals -- Specialty - 1.74%
 Air Products and Chemicals, Inc.,
   1.36%, 4-1-03 .........................     1,597    1,597,000
                                                     ------------

 Containers - 1.77%
 Bemis Company, Inc.,
   1.25%, 4-7-03 .........................     1,628    1,627,661
                                                     ------------

 Finance Companies - 1.63%
 Caterpillar Financial Services Corp.,
   1.22%, 4-7-03 .........................     1,500    1,499,695
                                                     ------------

 Food and Related - 7.84%
 General Mills, Inc.,
   1.45880%, Master Note .................     4,189    4,189,000
 Sara Lee Corporation,
   1.35%, 4-16-03 ........................     3,000    2,998,312
                                                     ------------

                                                        7,187,312
                                                     ------------

 Forest and Paper Products - 2.18%
 Sonoco Products Co.,
   1.44%, 4-1-03 .........................     2,000    2,000,000
                                                     ------------

 Household -- General Products - 6.04%
 Colgate-Palmolive Company,
   1.22%, 5-1-03 .........................     2,550    2,547,408
 Procter & Gamble Company (The),
   1.2%, 4-24-03 .........................     3,000    2,997,700
                                                     ------------
                                                        5,545,108
                                                     ------------

 Retail -- General Merchandise - 2.40%
 May Department Stores Co.,
   1.27%, 4-22-03 ........................     2,200    2,198,370
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 31.12%                  $28,547,688
 (Cost: $28,547,688)

TOTAL INVESTMENT SECURITIES - 99.33%                  $91,123,690
 (Cost: $110,308,744)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.67%         610,374

NET ASSETS - 100.00%                                  $91,734,064


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

(A)Securities serve as cover for the following written call options outstanding at March 31, 2003. (See Note 6 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Call  Exercise Price  Received     Value
     ----------          ------------------------ --------  --------
     Biogen, Inc.:
                          402       April/40      $ 75,875  $  2,010
                          25        April/42.5       3,550       ---
     Garmin Ltd.:
                          138       May/37.5         8,878    16,043
                          92        May/37.5         5,428    10,580
                          93        May/37.5         6,603    13,299
     Genzyme Corporation
       - General Division 728       April/35        80,080   183,456
     Manhattan Associates,
       Inc.               106       June/25         11,464     3,880
     PeopleSoft, Inc.:
                          233       April/25        23,999        24
                          472       April/22.5      68,457     2,360
Sox Index:
                          36        April/280       88,092    85,320
                          93        April/290      219,654   181,350
                                                  ------------------
                                                  $592,080  $498,322
                                                  ==================

   In addition to the above written call options, the following written put options were outstanding as of March 31, 2003. (See Note 6 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Put   Exercise Price  Received     Value
     ----------          ------------------------ --------  --------
     Genzyme Corporation
       - General Division 728       April/25       $77,168    $7,280
                                                   =======    ======

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     SCIENCE AND TECHNOLOGY FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities -- at value (cost - $110,309)
   (Notes 1 and 3) .........................................   $91,124
 Cash  .....................................................         1
 Receivables:
   Investment securities sold ..............................     1,584
   Fund shares sold ........................................        73
   Dividends and interest ..................................        17
 Prepaid insurance premium .................................         1
                                                               -------
    Total assets  ..........................................    92,800
                                                               -------
LIABILITIES
 Outstanding written options at market (Note 6)  ...........       506
 Payable to Fund shareholders  .............................       474
 Accrued shareholder servicing (Note 2)  ...................        61
 Accrued accounting services fee (Note 2)  .................         3
 Accrued distribution fee (Note 2)  ........................         2
 Accrued management fee (Note 2)  ..........................         2
 Accrued service fee (Note 2) ..............................         1
 Other  ....................................................        17
                                                               -------
    Total liabilities  .....................................     1,066
                                                               -------
      Total net assets .....................................   $91,734
                                                               =======
NET ASSETS
 $0.01 par value capital stock:
   Capital stock ...........................................  $     66
   Additional paid-in capital...............................   148,963
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss ...........        (3)
   Accumulated undistributed net realized loss
    on investment transactions  ............................   (38,271)
   Net unrealized depreciation in value of purchased options      (187)
   Net unrealized appreciation in value of written options .       164
   Net unrealized depreciation in value of securities ......   (18,998)
                                                              --------
    Net assets applicable to outstanding units
      of capital ...........................................  $ 91,734
Net asset value per share (net assets divided by              ========
 shares outstanding):
 Class A  ..................................................    $14.17
 Class B  ..................................................    $13.77
 Class C  ..................................................    $13.88
 Class Y  ..................................................    $14.51
Capital shares outstanding:
 Class A  ..................................................     1,010
 Class B  ..................................................       287
 Class C  ..................................................     5,063
 Class Y  ..................................................       221
Capital shares authorized ..................................   400,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     SCIENCE AND TECHNOLOGY FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)
INVESTMENT LOSS
 Income (Note 1B):
   Interest and amortization ...............................  $    515
   Dividends (net of foreign withholding taxes of $14) .....       390
                                                              --------
    Total income  ..........................................       905
 Expenses (Note 2):                                           --------
   Investment management fee ...............................       856
   Distribution fee:
    Class A  ...............................................         3
    Class B  ...............................................        29
    Class C  ...............................................       618
    Class Y  ...............................................         7
   Shareholder servicing:
    Class A  ...............................................        63
    Class B  ...............................................        38
    Class C  ...............................................       537
    Class Y  ...............................................         5
   Service fee:
    Class A  ...............................................        27
    Class B  ...............................................        10
    Class C  ...............................................       206
   Accounting services fee .................................        39
   Custodian fees ..........................................        26
   Audit fees ..............................................        13
   Legal fees ..............................................         1
   Other ...................................................        88
                                                              --------
    Total expenses  ........................................     2,566
                                                              --------
      Net investment loss ..................................    (1,661)
REALIZED AND UNREALIZED GAIN (LOSS)                           --------
ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..........................   (15,491)
 Realized net gain on written options  .....................       857
 Realized net loss on purchased options  ...................      (220)
 Realized net loss from foreign currency transactions  .....       (12)
                                                              --------
   Realized net loss on investments ........................   (14,866)
 Unrealized depreciation in value of securities               --------
   during the period .......................................   (12,355)
 Unrealized appreciation in value of written
   options during the period ...............................       156
 Unrealized depreciation in value of purchased
   options during the period ...............................      (187)
                                                              --------
   Unrealized depreciation in value of investments
    during the period  .....................................   (12,386)
                                                              --------
    Net loss on investments  ...............................   (27,252)
      Net decrease in net assets resulting                    --------
       from operations  ....................................  $(28,913)
                                                              ========
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     SCIENCE AND TECHNOLOGY FUND
     (In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
DECREASE IN NET ASSETS
 Operations:
   Net investment loss ...................   $(1,661)   $  (1,922)
   Realized net loss on
    investments  .........................   (14,866)     (22,049)
   Unrealized appreciation (depreciation)    (12,386)      25,014
                                            --------     --------
    Net increase (decrease) in net assets
      resulting from operations ..........   (28,913)       1,043
                                            --------     --------
 Distributions to shareholders from
   realized gains on investment
   transactions (Note 1E):(1)
   Class A ...............................       ---          (12)
   Class B ...............................       ---           (4)
   Class C ...............................       ---         (134)
   Class Y ...............................       ---           (3)
                                            --------     --------
                                                 ---         (153)
                                            --------     --------
 Capital share transactions (Note 5)  ....   (10,197)     (14,291)
                                            --------     --------
   Total decrease.........................   (39,110)     (13,401)
NET ASSETS
 Beginning of period  ....................   130,844      144,245
                                            --------     --------
 End of period  ..........................  $ 91,734     $130,844
                                            ========     ========
 Undistributed net investment loss  ......  $     (3)    $     (2)
                                            ========     ========

(1)  See "Financial Highlights" on pages 179 - 182.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     SCIENCE AND TECHNOLOGY FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-3-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period         $18.19 $17.93         $34.91
                             ------ ------         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.32) (0.45)          0.02
 Net realized and
   unrealized gain (loss)
   on investments ..          (3.70)  0.73          (9.35)
                             ------ ------         ------
Total from investment
 operations  .......          (4.02)  0.28          (9.33)
                             ------ ------         ------
Less distribution
 from capital gains           (0.00) (0.02)         (7.65)
                             ------ ------         ------
Net asset value,
 end of period  ....         $14.17 $18.19         $17.93
                             ====== ======         ======
Total return(2) ....         -22.10%  1.56%        -31.95%
Net assets, end of
 period (in millions)           $14    $12             $6
Ratio of expenses to
 average net assets            1.79%  1.75%          1.70%(3)
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.92% -0.76%          0.26%(3)
Portfolio turnover
 rate  .............          74.48% 90.92%        111.25%(4)

(1)  Commencement of operations of the class.
(2) Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)  Annualized.
(4)  For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     SCIENCE AND TECHNOLOGY FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-3-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period         $17.88 $17.80         $34.91
                             ------ ------         ------
Income (loss) from investment
 operations:
 Net investment loss          (0.34) (0.38)         (0.06)
 Net realized and
   unrealized gain (loss)
   on investments ..          (3.77)  0.48          (9.40)
                             ------ ------         ------
Total from investment
 operations  .......          (4.11)  0.10          (9.46)
                             ------ ------         ------
Less distribution
 from capital gains           (0.00) (0.02)         (7.65)
                             ------ ------         ------
Net asset value,
 end of period  ....         $13.77 $17.88         $17.80
                             ====== ======         ======
Total return .......         -22.99%  0.56%        -32.37%
Net assets, end of
 period (in millions)            $4     $4             $3
Ratio of expenses to
 average net assets            3.00%  2.75%          2.53%(2)
Ratio of net investment
 loss to average
 net assets  .......          -2.12% -1.73%         -0.55%(2)
Portfolio turnover
 rate  .............          74.48% 90.92%        111.25%(3)

(1)  Commencement of operations of the class.
(2)  Annualized.
(3)  For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     SCIENCE AND TECHNOLOGY FUND
     Class C Shares (1)
     For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2003   2002    2001   2000    1999
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period         $17.97 $17.83  $45.03 $17.45  $12.01
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   loss ............          (0.25) (0.24)  (0.12) (0.95)  (0.09)
 Net realized and
   unrealized gain (loss)
   on investments ..          (3.84)  0.40  (19.43) 28.77    5.53
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          (4.09)  0.16  (19.55) 27.82    5.44
                             ------ ------  ------ ------  ------
Less distribution from
 capital gains  ....          (0.00) (0.02)  (7.65) (0.24)  (0.00)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $13.88 $17.97  $17.83 $45.03  $17.45
                             ====== ======  ====== ======  ======
Total return .......         -22.76%  0.89% -47.49%159.75%  45.30%
Net assets, end of
 period (in millions)           $70   $112    $134   $283     $44
Ratio of expenses to
 average net assets            2.67%  2.45%   2.27%  2.20%   2.57%
Ratio of net investment
 loss to average
 net assets  .......          -1.77% -1.40%  -0.44% -1.68%  -1.26%
Portfolio turnover
 rate  .............          74.48% 90.92% 111.25% 44.19%  51.00%

(1)  See Note 5.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     SCIENCE AND TECHNOLOGY FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                           For the
                                                            period
                                     For the fiscal          from
                                  year ended March 31,     6-9-98(1)
                            -----------------------------      to
                               2003   2002    2001   2000  3-31-99
                            -------------- --------------   ------
Net asset value,
 beginning of period         $18.54 $18.21  $45.36 $17.65  $12.20
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.26) (0.51)  (0.01) (6.09)   0.01
 Net realized and
   unrealized gain (loss)
   on investments ..          (3.77)  0.86  (19.49) 34.04    5.44
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          (4.03)  0.35  (19.50) 27.95    5.45
                             ------ ------  ------ ------  ------
Less distribution from
 capital gains  ....          (0.00) (0.02)  (7.65) (0.24)  (0.00)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $14.51 $18.54  $18.21 $45.36  $17.65
                             ====== ======  ====== ======  ======
Total return .......         -21.74%  1.92% -47.00%158.67%  44.67%
Net assets, end of
 period (000 omitted)        $3,198 $3,035  $1,466 $2,108     $53
Ratio of expenses to
 average net assets            1.41%  1.39%   1.35%  1.36%   0.62%(2)
Ratio of net investment
 income (loss) to
 average net assets           -0.53% -0.43%   0.47% -0.96%   0.54%(2)
Portfolio turnover
 rate  .............          74.48% 90.92% 111.25% 44.19%  51.00%(3)

(1)  Commencement of operations of the class.
(2)  Annualized.
(3)  For the fiscal year ended March 31, 1999.

See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with Grant P. Sarris, portfolio manager of W&R Funds, Inc. - Small Cap Growth Fund


This report relates to the operation of W&R Funds, Inc. -- Small Cap Growth Fund for the fiscal year ended March 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
In a difficult environment for equities, the Fund showed a negative return for the fiscal year. However, the Fund significantly outperformed its benchmark index. The Class C shares of the Fund decreased 22.70 percent for the fiscal year, compared with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), which decreased 31.62 percent for the year, and the Lipper Small-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which decreased 30.88 percent for the same period.

What helped the Fund outperform its benchmark index during the fiscal year?
We believe that the Fund did better than the index primarily through individual stock selection. Although we had less of an emphasis on technology and producer durables than the benchmark did, and this helped performance a small amount, on the whole sector weightings had minimal impact on the Fund's relative performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Obviously, this past fiscal year was a challenging year for equity returns, and particularly for those of small-cap growth equities. Economic growth continued to be weak, with no strong recovery in sight. In this environment, we took a somewhat conservative approach, which helped relative performance.

What strategies and techniques did you employ that affected performance during the fiscal year?
In keeping with our conservative approach, we emphasized companies with solid balance sheets and consistent, albeit slower, growth prospects. Cash levels were kept in the mid-teens as a percentage of the Fund for most of the year. However, due to the timing of money flows in and out of the Fund, cash levels had almost no impact on the Fund's performance.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
The Fund was slightly overweight in health care, energy, and consumer discretionary shares throughout the past year. Producer durables, technology, and financials were underemphasized versus the benchmark. Although the magnitude of these relative weightings was very small, they resulted in a more balanced portfolio than in the recent past. At present, we would expect the above relative weightings to continue until a clear leading sector can be identified. We feel this will be more likely when there is greater visibility of an economic recovery. Going forward, we believe that individual stock selection will be of utmost importance in this sideways market. Our focus continues to be on companies that we feel have the financial wherewithal to weather the current storm, while having strong potential to grow when the economy turns around.


Respectfully,



Grant P. Sarris
Manager
W&R Small Cap Growth Fund

Comparison of Change in Value of $10,000 Investment


                             W&R                   Lipper
                       Small Cap                Small-Cap
                          Growth      Russell      Growth
                           Fund,         2000       Funds
                         Class C       Growth    Universe
                          Shares        Index     Average
                         -------  -----------    --------
     03-31-93             10,000       10,000      10,000
     03-31-94             12,316       11,076      11,329
     03-31-95             15,101       11,859      12,394
     03-31-96             19,113       15,559      17,043
     03-31-97             17,016       14,651      16,983
     03-31-98             28,139       20,687      24,967
     03-31-99             34,219       18,396      23,348
     03-31-00             59,330       29,248      44,795
     03-31-01             38,463       17,624      28,664
     03-31-02             42,810       18,509      30,577
     03-31-03             33,091       12,656      21,134


===== W&R Small Cap Growth Fund, Class C Shares (1) -- $33,091
...... Russell 2000 Growth Index -- $12,656
----- Lipper Small-Cap Growth Funds Universe Average -- $21,134

(1) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                           Average Annual Total Return(2)
                    Class A     Class B      Class C(3)  Class Y
                    ---------------------------------------------
1-year period ended
  3-31-03            -26.58%   -26.06%         -22.70%   -21.95%
5-year period ended
  3-31-03              ---       ---             3.30%     4.20%
10-year period ended
  3-31-03              ---       ---            12.71%      ---
Since inception of
  Class through
  3-31-03(4)         -17.44%   -16.55%            ---      9.34%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(4)7-3-00 for Class A shares, 7-6-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF SMALL CAP GROWTH FUND

-----------------------------------------------------------------
Small Cap Growth Fund

GOAL
To seek growth of capital.

Strategy
Invests primarily in common stocks of United States and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category. The Fund emphasizes relatively new or unseasoned companies in the early stages of development or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth.

Founded
1992

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class C Shares

Per Share Data
For the Fiscal Year Ended March 31, 2003
-------------------------------------------

Net asset value on
3-31-03                         $ 8.07
3-31-02                          10.44
                                ------
Change per share                $(2.37)
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF SMALL CAP GROWTH FUND

-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-03       -26.58%   -22.10%        -26.06%        -22.98%
 5-year period
  ended 3-31-03          ---       ---            ---            ---
10-year period
  ended 3-31-03          ---       ---            ---            ---
Since inception
  of Class (F)        -17.44%   -15.64%        -16.55%        -15.93%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C) Performance data does not take into account the sales load deducted on an initial purchase.
(D) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E) Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F) 7-3-00 for Class A shares and 7-6-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 3-31-03       -22.70%   -21.95%
 5-year period
  ended 3-31-03         3.30%     4.20%
10-year period
  ended 3-31-03        12.71%      ---
Since inception
  of Class(D)            ---      9.34%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.
(C) Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D) 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Investing in small cap stocks may carry more risk than investing in stocks of larger, more well-established companies.

SHAREHOLDER SUMMARY OF SMALL CAP GROWTH FUND

-----------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, Small Cap Growth Fund had net assets totaling $342,405,986 invested in a diversified portfolio of:

 82.24%  Common Stocks
 17.76%  Cash and Cash Equivalents

As a shareholder of Small Cap Growth Fund, for every $100 you had invested on March 31, 2003, your Fund owned:

 $20.86  Business Equipment and Services Stocks
  21.21  Health Care Stocks
  17.76  Cash and Cash Equivalents
  11.88  Technology Stocks
   6.08  Energy Stocks
   5.32  Miscellaneous Stocks
   3.77  Consumer Nondurables Stocks
   3.20  Consumer Durables Stocks
   2.78  Financial Services Stocks
   2.65  Retail Stocks
   2.58  Raw Materials Stocks
   1.91  Transportation Stocks

THE INVESTMENTS OF SMALL CAP GROWTH FUND

     March 31, 2003

                                              Shares        Value

COMMON STOCKS
Business Equipment and Services - 15.52%
 Acxiom Corporation*  ....................   715,200 $ 12,029,664
 Catalina Marketing Corporation*  ........   219,500    4,220,985
 CheckFree Corporation*  .................   538,994   12,108,500
 ITT Educational Services, Inc.*  ........   246,500    6,902,000
 MSC Industrial Direct Co.,
   Inc., Class A* ........................   693,800   11,093,862
 MAXIMUS, Inc.*  .........................   290,500    6,164,410
 MemberWorks Incorporated*  ..............    29,577      615,054
                                                     ------------
                                                       53,134,475
                                                     ------------

Chemicals -- Specialty - 2.58%
 IMC Global Inc.  ........................   580,000    5,579,600
 Minerals Technologies Inc.  .............    85,000    3,239,350
                                                     ------------
                                                        8,818,950
                                                     ------------

Communications Equipment - 3.09%
 Advanced Fibre Communications, Inc.*  ...   410,100    6,206,864
 Tekelec*  ...............................   504,500    4,381,582
                                                     ------------
                                                       10,588,446
                                                     ------------

Computers -- Peripherals - 3.26%
 NetIQ Corporation*  .....................   267,000    2,985,060
 Sanchez Computer Associates, Inc.*  .....   287,000    1,181,005
 Take-Two Interactive Software, Inc.* ... 226,200 5,047,653 Transaction Systems Architects, Inc.,
   Class A* ..............................   328,600    1,955,170
                                                     ------------
                                                       11,168,888
                                                     ------------

Electrical Equipment - 0.46%
 Intermagnetics General Corp.*  ..........    87,600    1,559,718
                                                     ------------

Electronic Components - 2.28%
 Cree, Inc.*  ............................   420,300    7,790,261
                                                     ------------

Electronic Instruments - 3.25%
 Lam Research Corporation*  ..............   417,500    4,749,062
 PerkinElmer, Inc.  ......................   422,001    3,751,589
 Plexus Corp.*  ..........................   287,800    2,633,370
                                                     ------------
                                                       11,134,021
                                                     ------------

Finance Companies - 1.08%
 Financial Federal Corporation*  .........   194,200    3,709,220
                                                     ------------

Food and Related - 3.77%
 American Italian Pasta Company,
  Class A* ..............................   230,000    9,947,500

 Smucker (J.M.) Company (The)  ...........    85,000    2,972,450
                                                     ------------
                                                       12,919,950
                                                     ------------

Health Care -- Drugs - 6.04%
 Affymetrix, Inc.*  ......................   199,993    5,198,818
 Cell Therapeutics, Inc.*  ...............   182,600    1,507,363
 Charles River Laboratories
   International, Inc.* ..................   153,400    3,914,768
 Gene Logic Inc.*  .......................   474,400    2,402,836
 Sepracor Inc.*  .........................   564,700    7,640,391
                                                     ------------
                                                       20,664,176
                                                     ------------

Health Care -- General - 11.77%
 Apria Healthcare Group Inc.*  ...........   238,700    5,576,032
 ArthroCare Corporation*  ................   320,000    3,984,000
 Cholestech Corporation*  ................    97,500      792,675
 IDEXX Laboratories, Inc.*  ..............   145,004    5,065,715
 IMPATH Inc.*  ...........................   353,200    4,759,370
 Omnicare, Inc.  .........................   454,700   12,372,387
 Urologix, Inc.*  ........................   225,940      492,549
 VISX, Incorporated*  ....................   685,800    7,269,480
                                                     ------------
                                                       40,312,208
                                                     ------------

Hospital Supply and Management - 3.40%
 Amsurg Corp.*  ..........................   235,309    5,939,199
 Cerner Corporation*  ....................   176,500    5,707,127
                                                     ------------
                                                       11,646,326
                                                     ------------

Motor Vehicle Parts - 3.20%
 Gentex Corporation*  ....................   429,700   10,938,014
                                                     ------------

Petroleum -- Domestic - 6.08%
 Newfield Exploration Company*  ..........   264,000    8,946,960
 Patterson-UTI Energy, Inc.*  ............   170,000    5,495,250
 Stone Energy Corporation*  ..............   190,000    6,380,200
                                                     ------------
                                                       20,822,410
                                                     ------------

Publishing - 2.71%
 Getty Images, Inc.*  ....................   338,000    9,281,480
                                                     ------------

Railroad - 1.91%
 Kansas City Southern*  ..................   583,000    6,547,090
                                                     ------------

Retail -- General Merchandise - 0.83%
 Tuesday Morning Corporation*  ...........   144,100    2,835,167
                                                     ------------

Retail -- Specialty Stores - 1.82%
 O'Reilly Automotive, Inc.*  .............   230,000    6,224,950
                                                     ------------

Security and Commodity Brokers - 1.70%

 Chicago Mercantile Exchange Holdings Inc.   121,097    5,830,820
                                                     ------------

Timesharing and Software - 5.34%
 Digital Insight Corporation*  ...........   525,000    7,326,375
 FactSet Research Systems, Inc.  .........   338,000   10,968,100
                                                     ------------
                                                       18,294,475
                                                     ------------

Utilities -- Telephone - 2.15%
 Commonwealth Telephone
   Enterprises, Inc.* ....................   190,000    7,364,400
                                                     ------------

TOTAL COMMON STOCKS - 82.24%                         $281,585,445
 (Cost: $302,941,448)

                                           Principle
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Aluminum - 0.87%
 Alcoa Incorporated,
   1.25%, 4-10-03 ........................   $ 3,000    2,999,062
                                                     ------------

 Beverages - 0.44%
 Coca-Cola Company (The),
   1.18%, 4-15-03 ........................     1,500    1,499,312
                                                     ------------

 Chemicals - Petroleum and Inorganic - 1.69%
 du Pont (E.I.) de Nemours and Company,
   1.16315%, Master Note .................     5,776    5,776,000
                                                     ------------

 Containers - 1.26%
 Bemis Company, Inc.,
   1.25%, 4-3-03 .........................     4,318    4,317,700
                                                     ------------

 Cosmetics and Toiletries - 0.64%
 Gillette Company (The),
   1.34%, 4-1-03 .........................     2,208    2,208,000
                                                     ------------

 Electrical Equipment - 1.46%
 Emerson Electric Co.,
   1.23%, 4-11-03 ........................     5,000    4,998,292
                                                     ------------

 Food and Related - 0.11%
 General Mills, Inc.,
   1.45880%, Master Note .................       393      393,000
                                                     ------------

 Forest and Paper Products - 0.48%
 Sonoco Products Co.,
   1.44%, 4-1-03 .........................     1,644    1,644,000
                                                     ------------

 Health Care -- Drugs - 1.46%

 Merck & Co., Inc.,
   1.2%, 5-23-03 .........................     3,000    2,994,800
 Pfizer Inc.,
   1.25%, 4-9-03 .........................     2,000    1,999,444
                                                     ------------
                                                        4,994,244
                                                     ------------

 Household -- General Products - 0.99%
 Kimberly-Clark Worldwide Inc.,
   1.24%, 4-14-03 ........................     3,393    3,391,481
                                                     ------------

 Restaurants - 5.26%
 McDonald's Corporation:
   1.23%, 4-1-03 .........................     8,010    8,010,000
   1.21%, 4-3-03 .........................    10,000    9,999,328
                                                     ------------
                                                       18,009,328
                                                     ------------

 Utilities -- Electric - 0.66%
 Progress Energy Carolinas, Inc.,
   1.35%, 4-23-03 ........................     2,250    2,248,144
                                                     ------------

Total Commercial Paper - 15.32%                        52,478,563

United States Government Securities - 2.33%
 United States Treasury Bills:
   1.24%, 5-8-03 .........................     4,000    3,994,923
   1.04%, 8-7-03 .........................     4,000    3,985,209
                                                     ------------
                                                        7,980,132
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 17.65%                 $ 60,458,695
 (Cost: $60,458,695)

TOTAL INVESTMENT SECURITIES - 99.89%                 $342,044,140
 (Cost: $363,400,143)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.11%         361,846

NET ASSETS - 100.00%                                 $342,405,986


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     SMALL CAP GROWTH FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at value (cost - $363,400)
   (Notes 1 and 3) .........................................  $342,044
 Receivables:
   Investment securities sold ..............................     1,694
   Fund shares sold ........................................       380
   Dividends and interest ..................................         6
 Prepaid insurance premium  ................................         3
                                                              --------
    Total assets  ..........................................   344,127
                                                              --------
LIABILITIES
 Payable to Fund shareholders  .............................     1,535
 Accrued shareholder servicing (Note 2)  ...................       122
 Accrued management fee (Note 2)  ..........................         8
 Accrued distribution fee (Note 2)  ........................         6
 Accrued accounting services fee (Note 2)  .................         5
 Accrued service fee (Note 2)  .............................         2
 Other  ....................................................        43
                                                              --------
    Total liabilities  .....................................     1,721
                                                              --------
      Total net assets .....................................  $342,406
                                                              ========
NET ASSETS
 $0.01 par value capital stock:
   Capital stock ...........................................  $    419
   Additional paid-in capital ..............................   468,847
 Accumulated undistributed loss:
   Accumulated undistributed net investment loss ...........        (9)
   Accumulated undistributed net realized loss on
    investment transactions  ...............................  (105,495)
   Net unrealized depreciation in value of investments .....   (21,356)
                                                              --------
    Net assets applicable to outstanding units
      of capital ...........................................  $342,406
                                                              ========
Net asset value per share (net assets divided by
 shares outstanding):
 Class A  ..................................................     $8.25
 Class B  ..................................................     $8.01
 Class C  ..................................................     $8.07
 Class Y  ..................................................     $8.89
Capital shares outstanding:
 Class A  ..................................................     2,440
 Class B  ..................................................       870
 Class C  ..................................................    33,834
 Class Y  ..................................................     4,768
Capital shares authorized ..................................   400,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     SMALL CAP GROWTH FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Interest and amortization ...............................  $    837
   Dividends ...............................................       381
                                                              --------
    Total income  ..........................................     1,218
                                                              --------
 Expenses (Note 2):
   Investment management fee ...............................     3,163
   Distribution fee:
    Class A  ...............................................         3
    Class B  ...............................................        53
    Class C  ...............................................     2,368
    Class Y  ...............................................        83
   Shareholder servicing:
    Class A  ...............................................        59
    Class B  ...............................................        48
    Class C  ...............................................     1,158
    Class Y  ...............................................        51
   Service fee:
    Class A  ...............................................        39
    Class B  ...............................................        18
    Class C  ...............................................       789
   Accounting services fee .................................        64
   Custodian fees ..........................................        27
   Audit fees ..............................................        18
   Legal fees ..............................................         7
   Other ...................................................       210
                                                             ---------
    Total expenses  ........................................     8,158
                                                             ---------
      Net investment loss ..................................    (6,940)
                                                             ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
(NOTES 1 AND 3)
 Realized net loss on investments  .........................   (34,938)
 Unrealized depreciation in value of investments
   during the period .......................................   (70,595)
                                                             ---------
    Net loss on investments  ...............................  (105,533)
                                                             ---------
      Net decrease in net assets resulting from
       operations  ......................................... $(112,473)
                                                             =========

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     SMALL CAP GROWTH FUND
     (In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment loss ...................   $(6,940)     $(8,408)
   Realized net loss on
    investments  .........................   (34,938)     (51,517)
   Unrealized appreciation (depreciation)    (70,595)     111,638
                                            --------     --------
    Net increase (decrease) in net assets
      resulting from operations ..........  (112,473)      51,713
                                            --------     --------
 Distributions to shareholders from
   realized gains on investment
   transactions (Note 1E):(1)
   Class A ...............................       ---          ---
   Class B ...............................       ---          ---
   Class C ...............................       ---          ---
   Class Y ...............................       ---          ---
                                            --------     --------
                                                 ---          ---
                                            --------     --------
 Capital share transactions (Note 5)  ....   (51,670)     (34,621)
                                            --------     --------
   Total increase (decrease) .............  (164,143)      17,092
NET ASSETS
 Beginning of period  ....................   506,549      489,457
                                            --------     --------
 End of period  ..........................  $342,406     $506,549
                                            ========     ========
   Undistributed net investment loss .....  $     (9)    $     (7)
                                            ========     ========

(1)  See "Financial Highlights" on pages 196 - 199.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     SMALL CAP GROWTH FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-3-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period         $10.59 $ 9.43         $19.64
                             ------ ------         ------
Income (loss) from
 investment operations:
 Net investment
   loss ............          (0.23) (0.59)         (0.02)
 Net realized and unrealized
   gain (loss) on
   investments .....          (2.11)  1.75          (4.74)
                             ------ ------         ------
Total from investment
 operations  .......          (2.34)  1.16          (4.76)
                             ------ ------         ------
Less distribution
 from capital gains           (0.00) (0.00)         (5.45)
                             ------ ------         ------
Net asset value,
 end of period  ....         $ 8.25 $10.59         $ 9.43
                             ====== ======         ======
Total return(2) ....         -22.10% 12.30%        -28.30%
Net assets, end of
 period (in
 millions)  ........            $20    $16             $4
Ratio of expenses to
 average net assets            1.54%  1.39%          1.49%(3)
Ratio of net investment
 loss to average
 net assets  .......          -1.22% -0.93%         -0.39%(3)
Portfolio turnover
 rate  .............          30.63% 28.77%         47.85%(4)

(1)  Commencement of operations of the class.
(2) Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)  Annualized.
(4)  For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     SMALL CAP GROWTH FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-6-00(1)
                            --------------           to
                              2003   2002          3-31-01
                            ------- -------        -------
Net asset value,
 beginning of period         $10.40 $ 9.36         $19.26
                             ------ ------         ------
Income (loss) from
 investment operations:
 Net investment
   loss ............          (0.21) (0.26)         (0.06)
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.18)  1.30          (4.39)
                             ------ ------         ------
Total from investment
 operations  .......          (2.39)  1.04          (4.45)
                             ------ ------         ------
Less distribution
 from capital gains           (0.00) (0.00)         (5.45)
                             ------ ------         ------
Net asset value,
 end of period  ....         $ 8.01 $10.40         $ 9.36
                             ====== ======         ======
Total return .......         -22.98% 11.11%        -27.29%
Net assets, end of
 period (in
 millions)  ........             $7     $8             $5
Ratio of expenses to
 average net assets            2.64%  2.43%          2.31%(2)
Ratio of net investment
 loss to average
 net assets  .......          -2.31% -1.94%         -1.18%(2)
Portfolio turnover
 rate  .............          30.63% 28.77%         47.85%(3)

(1)  Commencement of operations of the class.
(2)  Annualized.
(3)  For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     SMALL CAP GROWTH FUND(1)
     Class C Shares(2)
     For a Share of Capital Stock Outstanding Throughout Each
     Period:(3)
                             For the fiscal year ended March 31,
                            -------------------------------------
                               2003   2002    2001   2000    1999
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $10.44 $ 9.38  $21.64 $14.74  $14.29
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   loss ............          (0.16) (0.16)  (0.10) (0.18)  (0.11)
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.21)  1.22   (6.71) 10.22    2.91
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          (2.37)  1.06   (6.81) 10.04    2.80
                             ------ ------  ------ ------  ------
Less distribution
 from capital gains           (0.00) (0.00)  (5.45) (3.14)  (2.35)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $ 8.07 $10.44  $ 9.38 $21.64  $14.74
                             ====== ======  ====== ======  ======
Total return .......         -22.70% 11.30% -35.17% 73.38%  21.61%
Net assets, end of
 period (in
 millions)  ........           $273   $435    $459   $801    $425
Ratio of expenses to
 average net assets            2.31%  2.20%   2.12%  2.11%   2.10%
Ratio of net investment
 loss to average
 net assets  .......          -1.98% -1.70%  -0.81% -0.90%  -0.90%
Portfolio turnover
 rate  .............          30.63% 28.77%  47.85% 82.24%  51.41%

(1) Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.
(2)  See Note 5.
(3) Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

   SMALL CAP GROWTH FUND(1)
   Class Y Shares
   For a Share of Capital Stock Outstanding Throughout Each Period:(2)

                             For the fiscal year ended March 31,
                            -------------------------------------
                               2003   2002    2001   2000    1999
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $11.39 $10.14  $22.65 $15.21  $14.55
                             ------ ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.11) (0.34)  (0.20) (0.15)   0.00
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.39)  1.59   (6.86) 10.73    3.01
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......          (2.50)  1.25   (7.06) 10.58    3.01
                             ------ ------  ------ ------  ------
Less distribution
 from capital gains           (0.00) (0.00)  (5.45) (3.14)  (2.35)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $ 8.89 $11.39  $10.14 $22.65  $15.21
                             ====== ======  ====== ======  ======
Total return .......         -21.95% 12.33% -34.67% 74.71%  22.73%
Net assets, end of
 period (in
 millions)  ........            $42    $48     $21    $17      $8
Ratio of expenses to
 average net assets            1.33%  1.31%   1.30%  1.30%   1.18%
Ratio of net investment
 income (loss) to average
 net assets  .......          -1.00% -0.83%  -0.02% -0.09%   0.08%
Portfolio turnover
 rate  .............          30.63% 28.77%  47.85% 82.24%  51.41%

(1) Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.
(2) Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

See Notes to Financial Statements.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  March 31, 2003

An interview with Barry M. Ogden, portfolio manager of W&R Funds, Inc. - Tax-Managed Equity Fund


This report relates to the operation of W&R Funds, Inc. -- Tax-Managed Equity Fund for the fiscal year ended March 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
In a challenging market environment, the Fund showed a negative return for the fiscal year. However, the Fund significantly outperformed its benchmark index. For the fiscal year, the Fund's Class A shares declined 10.89 percent without the impact of sales load and, with the sales load impact, declined 16.01 percent. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which decreased 24.76 percent during the period, and the Lipper Large-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 27.02 percent during the period. It should be noted that, in the comparison charts, the values for the benchmark index and the Lipper category do not reflect a sales load. In addition, please note that the Fund's performance numbers do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

What helped the Fund outperform its benchmark index during the fiscal year?
We believe the Fund outperformed its benchmark index primarily due to overweight positions in the health care, biotechnology and energy sectors, relatively underweight positions in telecommunications and technology, and a relatively high cash position through the first half of the fiscal year. These factors combined to make for a successful year, relative to our peers and the S&P 500.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The war with Iraq clearly took center stage for most investors toward the end of the fiscal year. During the past few months, the broader stock market was reacting to the ongoing developments in Iraq, with headlines of Saddam Hussein's demise pushing the markets higher and headlines of U.S. casualties or setbacks driving the markets lower. We expect that this correlation between the war and the markets likely will remain extremely high for the foreseeable future, but ultimately, we believe that the market will again focus on the underlying economic and company fundamentals, which, we believe, should determine the direction of stock prices.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We made very few significant changes to the Fund during the fiscal year, other than gradually reducing our cash position. After starting the year with more than 25 percent cash, we reduced our cash position throughout the year and finished the fiscal year at less than 8 percent. We anticipate remaining around this level of cash, barring some unforeseen material change to our thinking on the economic outlook and the broader markets. Going forward, our strategy remains focused on investing in what we feel are high quality, growth-oriented companies. Generally, these companies are market share leaders in their industry, are highly profitable and exhibit some sustainable competitive advantage. We also target companies that show strong recurring revenue growth with operating free cash flow and a strong balance sheet. Additionally, valuation relative to future growth opportunities is taken into account and plays a key role in all investment decisions.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We emphasized the health care, biotechnology, defense and energy sectors throughout the year and remain substantially overweight in each of these areas as of the fiscal-year end. We added to our biotechnology weighting throughout the year and recently began to reduce our exposure in the defense sector, as we see defense becoming much less visible following the resolution of the war with Iraq. We anticipate remaining overweight in the health care, biotechnology and energy sectors for the rest of 2003, while staying broadly diversified within other sectors until the economic outlook becomes more certain.

Our current assessment of the economy is one of cautious optimism and we believe that the likelihood of going back into recession in the coming year is relatively low. In our view, housing remains one of the brightest components of the economy, as individuals are taking advantage of record low mortgage rates and above-trend housing price appreciation. We suspect that the strength in housing price appreciation and activity could slow in the coming year, but should still remain at relatively high levels.

We remain positive about the long-term outlook for the broader markets and expect a modest economic recovery in 2003, although we feel it is likely to be slow and gradual. In our opinion, higher energy prices, weakening consumer confidence, rising unemployment rates and an overall difficult labor market are likely to dampen consumer spending over the near-term. Mortgage refinancings, a growth driver for the economy and a catalyst for increased consumer spending over the past few years, are running at unsustainably high levels and should slow throughout the year in our opinion, unless mortgage rates move significantly lower from current levels. We feel that corporate profits could potentially grow in 2003, but we suspect that they may disappoint, relative to current expectations.

We believe that there will need to be an improvement in consumer confidence and job creation prior to any sustainable improvement in the broader stock markets. Unfortunately, the economy still is not creating any new jobs as a whole, and consumer confidence has weakened recently. Until both the labor markets and consumer confidence improve, we expect to maintain a high degree of diversification and adopt a slightly more defensive position, while opportunistically taking advantage of market opportunities.


Respectfully,



Barry M. Ogden
Manager
W&R Tax-Managed Equity Fund

Comparison of Change in Value of $10,000 Investment


                        W&R                        Lipper
                        Tax-                    Large-Cap
                        Managed                    Growth
                        Equity         S&P          Funds
                        Fund,          500       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
     06-30-00  Purchase  $9,425    $10,000        $10,000
     03-31-01             6,777      8,043          6,528
     03-31-02             6,060      8,060          6,154
     03-31-03             5,401      6,064          4,491

 ===== W&R Tax-Managed Equity Fund, Class A Shares (1) -- $5,401
 +++++ S&P 500 Index -- $6,064
 ***** Lipper Large-Cap Growth Funds Universe Average -- $4,491

(1) The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                     Average Annual Total Return(2)
                    Class A     Class B      Class C
                    --------------------------------
1-year period
  ended 3-31-03      -16.01%   -15.11%         -11.87%
Since inception of
  Class through
  3-31-03(3)         -20.07%   -20.41%         -19.30%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)6-30-00 for Class A shares, 7-13-00 for Class B shares and 7-6-00 for Class C shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND

-----------------------------------------------------------------
Tax-Managed Equity Fund

GOAL
To seek long-term growth of capital while minimizing taxable gains and income to shareholders.

Strategy
Invests primarily in a diversified portfolio of common stocks issued by large to medium sized United States and foreign companies. The Fund seeks stocks that are favorably priced in relation to their fundamental value and that will likely grow over time.

Founded
2000

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class A Shares

Per Share Data
For the Fiscal Year Ended March 31, 2003
-------------------------------------------
Net asset value on
   3-31-03                       $5.73
   3-31-02                        6.43
                                ------
Change per share                $(0.70)
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND

-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-03    -16.01%      -10.89%         -15.11%       -11.57%
 5-year period
  ended 3-31-03      ---          ---             ---           ---
10-year period
  ended 3-31-03      ---          ---             ---           ---
Since inception
  of Class (F)     -20.07%      -18.33%         -20.41%       -19.51%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C) Performance data does not take into account the sales load deducted on an initial purchase.
(D) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E) Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F) 6-30-00 for Class A shares and 7-13-00 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period             Class C(B)
------             ---------
 1-year period
  ended 3-31-03      -11.87%
 5-year period
  ended 3-31-03          ---
10-year period
  ended 3-31-03          ---
Since inception
  of Class (C)       -19.30%

(A) Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B) Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.
(C) 7-6-00 for Class C shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND

-----------------------------------------------------------------
Portfolio Highlights

On March 31, 2003, Tax-Managed Equity Fund had net assets totaling $4,464,671 invested in a diversified portfolio of:

   93.30% Common Stocks
    6.70% Cash and Cash Equivalents


As a shareholder of Tax-Managed Equity Fund, for every $100 you had invested on March 31, 2003, your Fund owned:

 $31.22  Health Care Stocks
  21.66  Technology Stocks
  10.90  Energy Stocks
  10.01  Retail Stocks
  10.00  Financial Services Stocks
   6.70  Cash and Cash Equivalents
   5.78  Business Equipment and Services Stocks
   2.59  Miscellaneous Stocks
   1.14  Consumer Nondurables Stocks

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND

     March 31, 2003

                                              Shares        Value

COMMON STOCKS
Air Transportation - 2.06%
 Southwest Airlines Co.  .................     6,400   $   91,904
                                                       ----------

Aircraft - 6.12%
 Lockheed Martin Corporation (A) .........     3,400      161,670
 Northrop Grumman Corporation (A) ........     1,300      111,540
                                                       ----------
                                                          273,210
                                                       ----------

Business Equipment and Services - 1.96%
 Accenture Ltd, Class A*  ................     4,000       62,000
 BearingPoint, Inc.*  ....................     4,000       25,480
                                                       ----------
                                                           87,480
                                                       ----------

Communications Equipment - 2.77%
 Cisco Systems, Inc.*  ...................     6,300       81,711
 Nokia Corporation, Series A, ADR  .......     3,000       42,030
                                                       ----------
                                                          123,741
                                                       ----------

Computers -- Micro - 3.67%
 Dell Computer Corporation*  .............     6,000      163,980
                                                       ----------

Computers -- Peripherals - 7.93%
 EMC Corporation (A)*  ...................     9,000       65,070
 Intuit Inc.*  ...........................       900       33,439
 Lexmark International, Inc.*  ...........       900       60,255
 Microsoft Corporation  ..................     5,800      140,418
 SAP Aktiengesellschaft, ADR  ............     2,900       54,984
                                                       ----------
                                                          354,166
                                                       ----------

Electronic Components - 1.17%
 Intel Corporation (A)  ..................     3,200       52,096
                                                       ----------

Farm Machinery - 0.53%
 Deere & Company  ........................       600       23,556
                                                       ----------

Health Care -- Drugs - 22.24%
 Abbott Laboratories  ....................     1,300       48,893
 Alcon, Inc.*  ...........................       800       32,816
 AmerisourceBergen Corporation  ..........       700       36,750
 Amgen Inc.*  ............................     3,200      184,272
 Barr Laboratories, Inc. (A)*  ...........       900       51,300
 Biogen, Inc.*  ..........................     2,400       71,880
 Forest Laboratories, Inc.*  .............     4,000      215,880
 Gilead Sciences, Inc. (A)*  .............     1,300       54,581
 Pfizer Inc.  ............................     2,600       81,016
 Pharmacia Corporation  ..................     1,900       82,270
 Teva Pharmaceutical Industries
  Limited, ADR ..........................     3,200      133,248

                                                       ----------
                                                          992,906
                                                       ----------

Health Care -- General - 4.04%
 Johnson & Johnson  ......................     1,000       57,870
 Wyeth  ..................................       800       30,256
 Zimmer Holdings, Inc.*  .................     1,900       92,397
                                                       ----------
                                                          180,523
                                                       ----------

Hospital Supply and Management - 4.94%
 Accredo Health, Incorporated*  ..........     1,000       24,340
 Anthem, Inc.*  ..........................     1,400       92,750
 HCA Inc.  ...............................     1,200       49,632
 WellPoint Health Networks Inc.*  ........       700       53,725
                                                       ----------
                                                          220,447
                                                       ----------

Insurance -- Property and Casualty - 5.40%
 American International Group, Inc.  .....     2,000       98,900
 Berkshire Hathaway Inc., Class B*  ......        50      106,850
 MGIC Investment Corporation (A) .........       900       35,343
                                                       ----------
                                                          241,093
                                                       ----------

Petroleum -- Canada - 1.79%
 Nabors Industries Ltd.*  ................     2,000       79,740
                                                       ----------

Petroleum -- Domestic - 7.78%
 Anadarko Petroleum Corporation  .........     1,900       86,450
 Apache Corporation*  ....................     1,890      116,689
 Burlington Resources Inc.  ..............     1,600       76,336
 Patterson-UTI Energy, Inc.*  ............     2,100       67,882
                                                       ----------
                                                          347,357
                                                       ----------

Petroleum -- International - 1.33%
 Exxon Mobil Corporation  ................     1,700       59,415
                                                       ----------

Retail -- General Merchandise - 7.66%
 Kohl's Corporation*  ....................     1,300       73,554
 Sears, Roebuck and Co.  .................     2,500       60,375
 Wal-Mart Stores, Inc. (A) ...............     4,000      208,120
                                                       ----------
                                                          342,049
                                                       ----------

Retail -- Specialty Stores - 2.35%
 Bed Bath & Beyond Inc. (A)*  ............     2,200       75,988
 Gap, Inc. (The)  ........................     2,000       28,980
                                                       ----------
                                                          104,968
                                                       ----------

Security and Commodity Brokers - 4.60%
 Fannie Mae  .............................     1,000       65,350
 Freddie Mac  ............................     1,100       58,410
 Goldman Sachs Group, Inc. (The)  ........       500       34,040

 Merrill Lynch & Co., Inc.  ..............       700       24,780
 Morgan Stanley  .........................       600       23,010
                                                       ----------
                                                          205,590
                                                       ----------

Timesharing and Software - 3.82%
 eBay Inc. (A)*  .........................     2,000      170,590
                                                       ----------

Tobacco - 1.14%
 Altria Group, Inc.  .....................     1,700       50,932
                                                       ----------

TOTAL COMMON STOCKS -  93.30%                          $4,165,743
 (Cost: $4,140,620)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper - 4.12%
 Chemicals -- Petroleum and Inorganic
 du Pont (E.I.) de Nemours and Company,
   1.16315%, Master Note .................      $184      184,000
                                                       ----------

Repurchase Agreement - 3.70%
 Merrill Lynch, Pierce, Fenner &
   Smith Inc., 1.25% Repurchase Agreement
   dated 3-31-03, to be repurchased
   at $165,006 on 4-1-03(B) ..............       165      165,000
                                                       ----------

TOTAL SHORT-TERM SECURITIES - 7.82%                    $  349,000
 (Cost: $349,000)

TOTAL INVESTMENT SECURITIES - 101.12%                  $4,514,743
 (Cost: $4,489,620)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.12%)       (50,072)

NET ASSETS - 100.00%                                   $4,464,671

Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

(A)Securities serve as cover for the following written call options outstanding at March 31, 2003. (See Note 6 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Call  Exercise Price  Received     Value
---------------------    -------  ------------    --------    ------
Barr Laboratories, Inc.    6        May/53.375     $ 2,262   $ 4,140
Bed Bath & Beyond Inc.    22        May/35           2,046     4,400
eBay Inc.:
                          10        May/90           1,350     2,587
                          10        April/80         2,470     6,500
EMC Corporation           90        July/10          4,544     1,800
Gilead Sciences, Inc.     13        May/42.5         1,261     3,380
Intel Corporation         32        April/17.5       2,176     1,120
Lockheed Martin

  Corporation             34        June/50          3,162     7,480
MGIC Investment
  Corporation              9        June/40          1,998     2,790
Northrop Grumman
  Corporation             13        May/90           1,976     2,925
Wal-Mart Stores, Inc.     40        June/55          3,520     6,000
                                                   -------   -------
                                                   $26,765   $43,122
                                                   =======   =======

(B)Collateralized by $169,613 Government National Mortgage Association, 7.0% due 12-20-30; market value and accrued interest aggregate $172,943.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     TAX-MANAGED EQUITY FUND
     March 31, 2003
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities -- at value (cost - $4,490)
   (Notes 1 and 3) .........................................    $4,515
 Cash  .....................................................         1
 Dividends and interest receivable  ........................         3
                                                                ------
    Total assets  ..........................................     4,519
                                                                ------
LIABILITIES
 Outstanding written options at market (Note 6)  ...........        43
 Payable to Fund shareholders  .............................         5
 Accrued shareholder servicing (Note 2)  ...................         1
 Other  ....................................................         5
                                                                ------
    Total liabilities  .....................................        54
                                                                ------
      Total net assets .....................................    $4,465
                                                                ======
NET ASSETS
 $0.01 par value capital stock:
   Capital stock ...........................................    $    8
   Additional paid-in capital ..............................     7,633
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss on
    investment transactions  ...............................    (3,185)
   Net unrealized appreciation in value of securities ......        25
   Net unrealized depreciation in value of written options .       (16)
                                                                ------
    Net assets applicable to outstanding units
      of capital ...........................................    $4,465
                                                                ======
Net asset value per share (net assets divided by shares
 outstanding):
 Class A  ..................................................     $5.73
 Class B  ..................................................     $5.58
 Class C  ..................................................     $5.57
Capital shares outstanding:
 Class A  ..................................................       616
 Class B  ..................................................        44
 Class C  ..................................................       123
Capital shares authorized ..................................   350,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     TAX-MANAGED EQUITY FUND
     For the Fiscal Year Ended March 31, 2003
     (In Thousands)
INVESTMENT LOSS
 Income (Note 1B):
   Dividends ...............................................     $  28
   Interest and amortization ...............................        13
                                                                 -----
    Total income  ..........................................        41
 Expenses (Note 2):                                              -----
   Investment management fee ...............................        32
   Registration fees .......................................        27
   Audit fees ..............................................        15
   Service fee:
    Class A  ...............................................         9
    Class B  ...............................................         1
    Class C  ...............................................         2
   Shareholder servicing:
    Class A  ...............................................         5
    Class B  ...............................................         1
    Class C  ...............................................         4
   Custodian fees ..........................................         9
   Distribution fee:
    Class A  ...............................................         1
    Class B  ...............................................         2
    Class C  ...............................................         6
   Other ...................................................         3
                                                                 -----
   Total....................................................       117
    Less expenses in excess of voluntary waiver of
      investment management fee (Note 2) ...................       (32)
                                                                 -----
      Total expenses .......................................        85
                                                                 -----
       Net investment loss  ................................       (44)
                                                                 -----
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..........................      (513)
 Realized net gain on written options  .....................        13
 Realized net loss on purchased options  ...................        (4)
                                                                 -----
   Realized net loss on investments ........................      (504)
 Unrealized depreciation in value of securities                  -----
   during the period .......................................       (76)
 Unrealized depreciation in value of written
   options during the period ...............................       (16)
                                                                 -----
   Unrealized depreciation in value of investments
    during the period  .....................................       (92)
                                                                 -----
    Net loss on investments  ...............................      (596)
      Net decrease in net assets resulting from                  -----
       operations  .........................................     $(640)
                                                                 =====

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     TAX-MANAGED EQUITY FUND
     (In Thousands)

                                        For the Fiscal Year Ended
                                                 March 31,
                                         ------------------------
                                                2003         2002
                                         -----------    ---------
DECREASE IN NET ASSETS
 Operations:
   Net investment loss ...................    $  (44)     $   (70)
   Realized net loss on investments ......      (504)      (1,417)
   Unrealized appreciation (depreciation)        (92)         828
                                              ------       ------
    Net decrease in net assets resulting
      from operations ....................      (640)        (659)
                                              ------       ------
 Capital share transactions (Note 5)  ....      (544)         570
                                              ------       ------
   Total decrease ........................    (1,184)         (89)
NET ASSETS
 Beginning of period  ....................     5,649        5,738
                                              ------       ------
 End of period  ..........................    $4,465       $5,649
                                              ======       ======
   Undistributed net investment income....    $  ---       $  ---
                                              ======       ======


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     TAX-MANAGED EQUITY FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         6-30-00(1)
                            --------------           to
                              2003   2002          3-31-01
Net asset value,            ------- -------        -------
 beginning of period          $6.43  $7.19         $10.00
Loss from investment          -----  -----         ------
 operations:
 Net investment loss          (0.03) (0.08)         (0.00)
 Net realized and unrealized
   loss on investments        (0.67) (0.68)         (2.81)
Total from investment         -----  -----         ------
 operations  .......          (0.70) (0.76)         (2.81)
Less distributions:           -----  -----         ------
 From net investment
   income ..........          (0.00) (0.00)         (0.00)
 From capital gains           (0.00) (0.00)         (0.00)
                              -----  -----         ------
Total distributions           (0.00) (0.00)         (0.00)
Net asset value,              -----  -----         ------
 end of period  ....          $5.73  $6.43         $ 7.19
                              =====  =====         ======
Total return(2) ....         -10.89%-10.57%        -28.10%
Net assets, end of period (in
 millions)  ........             $4     $4             $4
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           1.50%  1.62%          1.27%(3)
Ratio of net investment
 loss to average net
 assets including
 voluntary expense
 waiver  ...........          -0.67% -0.92%         -0.09%(3)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           2.15%  2.17%          1.80%(3)
Ratio of net investment
 loss to average net
 assets excluding
 voluntary expense
 waiver  ...........          -1.32% -1.46%         -0.62%(3)
Portfolio turnover rate      145.24% 95.60%         73.46%
(1)  Commencement of operations of the class.
(2) Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)  Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     TAX-MANAGED EQUITY FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,         7-13-00(1)
                            --------------           to
                              2003   2002          3-31-01
Net asset value,            ------- -------        -------
 beginning of period          $6.31  $7.12         $10.06
Loss from investment          -----  -----         ------
 operations:
 Net investment
   loss ............          (0.11) (0.13)         (0.05)
 Net realized and unrealized
   loss on investments        (0.62) (0.68)         (2.89)
Total from investment         -----  -----         ------
 operations  .......          (0.73) (0.81)         (2.94)
Less distributions:           -----  -----         ------
 From net investment
   income ..........          (0.00) (0.00)         (0.00)
 From capital gains           (0.00) (0.00)         (0.00)
                              -----  -----         ------
Total distributions           (0.00) (0.00)         (0.00)
Net asset value,              -----  -----         ------
 end of period  ....          $5.58  $6.31         $ 7.12
                              =====  =====         ======
Total return .......         -11.57%-11.38%        -29.22%
Net assets, end of period
 (000 omitted)  ....           $247   $358           $296
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           2.47%  2.56%          2.45%(2)
Ratio of net investment
 loss to average net
 assets including
 voluntary expense
 waiver  ...........          -1.63% -1.86%         -1.74%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           3.12%  3.42%          3.48%(2)
Ratio of net investment
 loss to average net
 assets excluding
 voluntary expense
 waiver  ...........          -2.28% -2.71%         -2.77%(2)
Portfolio turnover
 rate  .............         145.24% 95.60%         73.46%
(1)  Commencement of operations of the class.
(2)  Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     TAX-MANAGED EQUITY FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For the
                           For the fiscal          period
                              year ended            from
                               March 31,          7-6-00(1)
                            --------------           to
                              2003   2002          3-31-01
Net asset value,            ------- -------        -------
 beginning of period          $6.32  $7.13         $10.01
Loss from investment          -----  -----         ------
 operations:
 Net investment loss          (0.12) (0.19)         (0.06)
 Net realized and unrealized
   loss on investments        (0.63) (0.62)         (2.82)
Total from investment         -----  -----         ------
 operations  .......          (0.75) (0.81)         (2.88)
Less distributions:           -----  -----         ------
 From net investment
   income ..........          (0.00) (0.00)         (0.00)
 From capital gains           (0.00) (0.00)         (0.00)
                              -----  -----         ------
Total distributions           (0.00) (0.00)         (0.00)
Net asset value,              -----  -----         ------
 end of period  ....          $5.57  $6.32         $ 7.13
                              =====  =====         ======
Total return .......         -11.87%-11.36%        -28.77%
Net assets, end of period
(000 omitted) ......           $685   $865             $2
Ratio of expenses to
 average net assets
 including voluntary
 expense waiver  ...           2.64%  2.76%          2.35%(2)
Ratio of net investment
 loss to average net
 assets including
 voluntary expense
 waiver  ...........          -1.81% -2.07%         -1.52%(2)
Ratio of expenses to
 average net assets
 excluding voluntary
 expense waiver  ...           3.29%  3.69%          3.34%(2)
Ratio of net investment
 loss to average net
 assets excluding
 voluntary expense
 waiver  ...........          -2.46% -2.99%         -2.50%(2)
Portfolio turnover rate      145.24% 95.60%         73.46%
(1)  Commencement of operations of the class.
(2)  Annualized.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

     March 31, 2003

Note 1 - Significant Accounting Policies

W&R Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues twelve series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon
     as the Fund is informed of the ex-dividend date.   Interest income is
     recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Corporation's financial statements. Gains or losses are realized by the Corporation at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Corporation uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

F. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2003 the following amounts were reclassified:
                                     Accumulated
                      Accumulated  Undistributed
                         Realized Net Investment        Additional
                    Capital Gains         Income   Paid-in Capital
     -------------------------------------------------------------
     Core Equity Fund     $   ---     $1,475,042      $(1,475,042)
     International
        Growth Fund        (29,298)      599,138         (569,840)
     Large Cap
        Growth Fund           ---        135,458         (135,458)
     Mid Cap Growth Fund      ---        146,163         (146,163)
     Science and Technology
        Fund                  ---      1,672,116       (1,672,116)
     Small Cap
        Growth Fund           ---      6,937,971       (6,937,971)
     Tax-Managed
        Equity Fund           ---         43,950          (43,950)

G. Change in Accounting Principle -- Effective April 1, 2001, the Corporation adopted the new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, that requires mandatory amortization of all premiums and discounts on debt securities. The cumulative effect of this required change had no impact on the total net assets of any fund, but for Municipal Bond Fund resulted in a $13,719 increase to the cost of securities held and a corresponding increase to accumulated undistributed net investment income. The effect of this change during the period was to increase net investment income and decrease unrealized appreciation by $13,719. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Corporation's investment manager. WRIMCO provides advice and supervises investments for which
                                      228

services it is paid a fee.  The fee is payable by each Fund at the following annual rates:

                                                              Annual
     Fund                     Net Assets Breakpoints          Rate
     ------------------------------------------------------------
     W&R Asset
       Strategy Fund      Up to $1 Billion                  .700%
                          Over $1 Billion up to
                            $2 Billion                      .650%
                          Over $2 Billion up to
                            $3 Billion                      .600%
                          Over $3 Billion                   .550%

     W&R Core Equity Fund Up to $1 Billion                  .700%
                          Over $1 Billion up to
                            $2 Billion                      .650%
                          Over $2 Billion up to
                            $3 Billion                      .600%
                          Over $3 Billion                   .550%

     W&R High
       Income Fund        Up to $500 Million                .625%
                          Over $500 Million up to
                            $1 Billion                      .600%
                          Over $1 Billion up to
                            $1.5 Billion                    .550%
                          Over $1.5 Billion                 .500%

     W&R International    Up to $1 Billion                  .850%
      Growth Fund         Over $1 Billion up to
                            $2 Billion                      .830%
                          Over $2 Billion up to
                            $3 Billion                      .800%
                          Over $3 Billion                   .760%

     W&R Large Cap Growth Up to $1 Billion                  .700%
      Fund                Over $1 Billion up to
                            $2 Billion                      .650%
                          Over $2 Billion up to
                            $3 Billion                      .600%
                          Over $3 Billion                   .550%

     W&R Limited-Term     Up to $500 Million                .500%
      Bond Fund           Over $500 Million up to
                            $1 Billion                      .450%
                          Over $1 Billion up to
                            $1.5 Billion                    .400%
                          Over $1.5 Billion                 .350%

     W&R Mid Cap Growth   Up to $1 Billion                  .850%
      Fund                Over $1 Billion up to
                            $2 Billion                      .830%
                          Over $2 Billion up to
                            $3 Billion                      .800%
                          Over $3 Billion                   .760%

     W&R Money Market
       Fund               All levels                        .400%

     W&R Municipal Bond

       Fund               Up to $500 Million                .525%
                          Over $500 Million up to
                            $1 Billion                      .500%
                          Over $1 Billion up to
                            $1.5 Billion                    .450%
                          Over $1.5 Billion                 .400%

     W&R Science and      Up to $1 Billion                  .850%
      Technology Fund     Over $1 Billion up to
                            $2 Billion                      .830%
                          Over $2 Billion up to
                            $3 Billion                      .800%
                          Over $3 Billion                   .760%

     W&R Small Cap Growth Up to $1 Billion                  .850%
      Fund                Over $1 Billion up to
                            $2 Billion                      .830%
                          Over $2 Billion up to
                            $3 Billion                      .800%
                          Over $3 Billion                   .760%

     W&R Tax-Managed      Up to $1 Billion                  .650%
      Equity Fund         Over $1 Billion up to
                            $2 Billion                      .600%
                          Over $2 Billion up to
                            $3 Billion                      .550%
                          Over $3 Billion                   .500%

The fee is accrued and paid daily. However, WRIMCO has agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. During the period ended March 31, 2003, WRIMCO voluntarily waived its fee as shown in the following table:

          High Income Fund .............  $119,466
          Large Cap Growth Fund ........    93,158
          Mid Cap Growth Fund ..........   152,532
          Money Market Fund ............    76,352
          Tax-Managed Equity Fund ......    31,791

The Corporation also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Corporation's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At March 31, 2003, additional security costs amounted to $66,554, which is included in other expenses.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, each of the Funds pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

        Average Net Asset Level           Annual Fee Rate
             (in millions)                 for Each Level
        -----------------------           ---------------

          From  $    0 to $   10          $      0

          From  $   10 to $   25          $ 11,000
          From  $   25 to $   50          $ 22,000
          From  $   50 to $  100          $ 33,000
          From  $  100 to $  200          $ 44,000
          From  $  200 to $  350          $ 55,000
          From  $  350 to $  550          $ 66,000
          From  $  550 to $  750          $ 77,000
          From  $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, each Fund pays the Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month: Asset Strategy Fund pays the Agent a monthly fee of $1.5792; High Income Fund, Limited-Term Bond Fund and Municipal Bond Fund each pay the Agent a monthly fee of $1.6958; and Core Equity Fund, International Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Science and Technology Fund, Small Cap Growth Fund and Tax-Managed Equity Fund each pay the Agent a monthly fee of $1.5042. Money Market Fund pays the Agent a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the period ended March 31, 2003, W&R received the following amounts in gross sales commissions and deferred sales charges:

                                                 CDSC
                           Gross Sales  -------------------------
                           Commissions Class A  Class B   Class C
     Asset Strategy Fund....  $ 44,257   $--- $ 7,456      $1,583
     Core Equity Fund ......    57,848    ---  11,967       5,298
     High Income Fund ......    68,060    ---   1,763         607
     International Growth Fund  25,086    ---   3,373         956
     Large Cap Growth Fund..    69,362    ---   5,076         646
     Limited-Term Bond Fund.   304,314    ---   9,546       1,971
     Mid Cap Growth Fund ...    69,276    ---   5,227         895
     Money Market Fund .....       ---    ---   5,068       1,302
     Municipal Bond Fund....     4,102    ---      60       1,459
     Science and Technology
       Fund ................    58,512    ---   6,600       3,203
     Small Cap Growth Fund..   135,333    ---  14,141       6,708
     Tax-Managed Equity Fund    11,805    ---     816          26

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended March 31, 2003, W&R paid the following amounts:

     Asset Strategy Fund................  $ 58,543
     Core Equity Fund...................   106,467
     High Income Fund...................    62,129
     International Growth Fund..........    36,130
     Large Cap Growth Fund..............    53,742

     Limited-Term Bond Fund.............   246,960
     Mid Cap Growth Fund................    50,177
     Money Market Fund..................       ---
     Municipal Bond Fund................    13,037
     Science and Technology Fund........    81,378
     Small Cap Growth Fund..............   179,933
     Tax-Managed Equity Fund............     8,328

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B shares and Class C shares, respectively, each Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of a Fund's average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan. In the current environment of low interest rates, W&R has voluntarily agreed to reimburse sufficient distribution and service fees to any class of W&R Money Market Fund in order to insure the yield of that class remains at or above 0.05%.

Under the Class Y Plan, each Fund may pay W&R a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate W&R for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

The Corporation paid Directors' fees of $53,089, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

Investment securities transactions for the period ended March 31, 2003 are summarized as follows:

                                   Asset           Core           High

                                Strategy         Equity         Income
                                    Fund           Fund           Fund
                             -----------     ----------    -----------
Purchases of investment
 securities, excluding short-
 term and United States Government
 securities  ...............$ 30,180,026 $   97,872,122   $ 19,933,958
Purchases of bullion .......   5,057,300            ---            ---
Purchases of United States Government
 securities  ...............  40,507,773            ---            ---
Purchases of short-term
 securities  ............... 120,375,509  1,189,077,022    277,558,315
Purchases of options .......   4,557,322            ---            ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and United States
 Government securities  ....  17,442,836    163,629,331     10,715,087
Proceeds from sales
 of bullion  ...............   1,806,586            ---            ---
Proceeds from maturities
 and sales of United States
 Government securities  ....  40,825,613            ---            ---
Proceeds from maturities
 and sales of short-term
 securities  ............... 121,255,938  1,184,035,194    274,700,328
Proceeds from options ......   4,223,798            ---            ---

                           International      Large Cap       Limited-
                                  Growth         Growth      Term Bond
                                    Fund           Fund           Fund
                             -----------     ----------    -----------
Purchases of investment
 securities, excluding short-
 term and United States Government
 securities  ...............$ 70,344,267   $ 19,027,348   $ 41,981,069
Purchases of United States Government
 securities  ...............         ---            ---     27,197,061
Purchases of short-term
 securities  ............... 688,378,549    294,822,928    144,923,637
Purchases of options .......         ---         81,608            ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and United States
 Government securities  ....  85,465,684     15,715,106     13,709,566
Proceeds from maturities
 and sales of United States
 Government securities  ....         ---            ---     10,705,826
Proceeds from maturities
 and sales of short-term
 securities  ............... 681,530,456    293,480,000    139,373,202
Proceeds from options ......         ---         14,454            ---

                                 Mid Cap      Municipal    Science and

                                  Growth           Bond     Technology
                                    Fund           Fund           Fund
                             -----------     ----------     ----------
Purchases of investment
 securities, excluding short-
 term and United States Government
 securities  ...............$  8,998,518    $10,626,876 $   53,565,361
Purchases of United States Government
 securities  ...............         ---            ---            ---
Purchases of short-term
 securities  ............... 352,652,535     17,560,945  1,451,624,954
Purchases of options .......     202,763            ---      3,334,701
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and United States
 Government securities  ....   5,397,806     10,710,951     69,598,943
Proceeds from maturities
 and sales of United States
 Government securities  ....         ---            ---            ---
Proceeds from maturities
 and sales of short-term
 securities  ............... 353,871,000     17,652,000  1,445,451,000
Proceeds from options ......     237,162            ---      4,865,768

                               Small Cap    Tax-Managed
                                  Growth         Equity
                                    Fund           Fund
                             -----------     ----------
Purchases of investment
 securities, excluding short-
 term and United States Government
 securities  ...............$  100,430,036  $ 6,580,949
Purchases of United States Government
 securities  ...............         ---            ---
Purchases of short-term
 securities  ...............1,945,735,927    86,102,349
Purchases of options .......         ---         14,601
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and United States
 Government securities  .... 139,285,179      6,061,392
Proceeds from maturities
 and sales of United States
 Government securities  ....         ---            ---
Proceeds from maturities
 and sales of short-term
 securities  ...............1,960,844,329    87,366,000
Proceeds from options ......         ---         50,027

For Federal income tax purposes, cost of investments owned at March 31, 2003 and the related unrealized appreciation (depreciation) were as follows:

                                                             Aggregate

                                                          Appreciation
                            Cost AppreciationDepreciation(Depreciation)
                     ----------- -------------------------------------
Asset Strategy Fund .$ 65,144,235 $ 1,247,541 $ 1,345,860   $ (98,319)
Core Equity Fund ....204,081,906   36,708,024  17,552,329   19,155,695
High Income Fund .... 30,520,204    1,269,599     492,263      777,336
International Growth
 Fund   .............              70,378,767   1,544,290    5,870,006
 (4,325,716)
Large Cap Growth Fund              28,662,933   1,283,984    2,130,271(846,287)
Limited-Term Bond Fund             77,738,090   1,842,859       30,324
1,812,535
Mid Cap Growth Fund . 21,358,709    1,356,915   4,054,332  (2,697,417)
Money Market Fund ... 21,226,792          ---         ---          ---
Municipal Bond Fund . 26,958,878    1,038,070      93,807      944,263
Science and Technology
 Fund   .............             111,293,574   4,749,588   24,919,472
 (20,169,884)
Small Cap Growth Fund             367,310,196  50,341,016   75,607,072
 (25,266,056)
Tax-Managed Equity Fund             4,523,203     410,613      419,073
 (8,460)

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended March 31, 2003 and the related Capital loss carryover and Post-October activity were as follows:

                                        Asset       Core          High
                                     Strategy     Equity        Income
                                         Fund       Fund          Fund
                                 -------------------------------------
Net ordinary income ............... $ 324,654 $       ---   $1,623,792
Distributed ordinary income .......   374,528         ---    1,619,183
Undistributed ordinary income .....    25,243         ---       35,113

Realized long-term capital gains ..       ---         ---          ---
Distributed long-term capital gains       ---         ---          ---
Undistributed long-term capital gains     ---         ---          ---

Capital loss carryover ............       ---  32,352,928    1,182,962

Post-October losses deferred ......       ---   4,137,423       55,426

                                International  Large Cap      Limited-
                                       Growth     Growth     Term Bond
                                         Fund       Fund          Fund
                                 -------------------------------------
Net ordinary income ...............$       --- $      ---   $1,555,211
Distributed ordinary income .......       ---         ---    1,544,291
Undistributed ordinary income......       ---         ---       24,714

Realized long-term capital gains ..       ---         ---          ---
Distributed long-term capital gains       ---         ---          ---
Undistributed long-term capital gains     ---         ---          ---

Capital loss carryover ............19,460,037   4,727,341      456,813

Post-October losses deferred ...... 5,229,066     835,240          ---

                                      Mid Cap      Money     Municipal

                                       Growth     Market          Bond
                                         Fund       Fund          Fund
                                 -------------------------------------
Net ordinary income ...............$      ---    $138,944     $838,698
Distributed ordinary income .......     3,132     139,244      840,097
Undistributed ordinary income .....       ---       1,179        9,887

Realized long-term capital gains ..       ---         ---          ---
Distributed long-term capital gains       ---         ---          ---
Undistributed long-term capital gains     ---         ---          ---

Capital loss carryover ............ 3,437,031         ---       75,199

Post-October losses deferred ......   244,321         ---          ---

                                  Science and  Small Cap   Tax-Managed
                                   Technology     Growth        Equity
                                         Fund       Fund          Fund
                                 -------------------------------------
Net ordinary income ...............$       ---$       ---   $      ---
Distributed ordinary income .......       ---         ---          ---
Undistributed ordinary income .....       ---         ---          ---

Realized long-term capital gains ..       ---         ---          ---
Distributed long-term capital gains       ---         ---          ---
Undistributed long-term capital gains     ---         ---          ---

Capital loss carryover ............15,864,785  24,660,890    1,005,096

Post-October losses deferred ......       ---  16,385,158      173,190


Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.


                           Asset         Core       High International
                        Strategy       Equity     Income        Growth
                            Fund         Fund       Fund          Fund
                     ----------- -------------------------------------
March 31, 2007 .......$      ---  $       ---  $  501,692  $       ---
March 31, 2008 .......       ---          ---     472,930          ---
March 31, 2009 .......       ---          ---   2,581,600          ---
March 31, 2010 ....... 2,567,657   28,691,576   1,271,702   31,762,625
March 31, 2011 .......       ---   32,352,928   1,182,962   19,460,037
                      ----------  -----------  ----------  -----------
Total carryover ......$2,567,657  $61,044,504  $6,010,886  $51,222,662
                      ==========  ===========  ==========  ===========

                       Large Cap     Limited-    Mid Cap     Municipal
                          Growth    Term Bond     Growth          Bond
                            Fund         Fund       Fund          Fund
                     ----------- -------------------------------------
March 31, 2005 .......$       ---    $ 72,428  $      ---     $    ---
March 31, 2006 .......       ---       64,500         ---          ---
March 31, 2009 .......       ---      159,953         ---      519,289
March 31, 2010 ....... 7,188,151          ---   2,752,716      230,753
March 31, 2011 ....... 4,727,341      456,813   3,437,031       75,199
                      ----------     --------  ----------  -----------
Total carryover ......$11,915,492    $753,694  $6,189,747     $825,241

                      ==========     ========  ==========  ===========

                                  Science and  Small Cap   Tax-Managed
                                   Technology     Growth        Equity
                                         Fund       Fund          Fund
                                 -------------------------------------
March 31, 2009 .......            $       --- $       ---   $   59,107
March 31, 2010 .......             21,421,176  60,539,358    1,914,377
March 31, 2011 .......             15,864,785  24,660,890    1,005,096
                                  ----------- -----------  -----------
Total carryover ......            $37,285,961 $85,200,248   $2,978,580
                                  =========== ===========  ===========


NOTE 5 -- Multiclass Operations

Each Fund within the Corporation (other than Money Market Fund which offers only Class A, Class B and Class C shares) currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectuses and the Statement of Additional Information for the Corporation.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Class B shares were combined with Class C shares effective March 24, 2000 and were redesignated Class C shares.


Transactions in capital stock for the fiscal period ended March 31, 2003 are summarized below.  Amounts are in thousands.

                              Asset          Core          High
                           Strategy        Equity        Income
                               Fund          Fund          Fund
                        -----------    ----------   -----------
Shares issued from sale
  of shares:
 Class A  ............          739         1,940           690
 Class B  ............          119           219           124
 Class C  ............        1,901         2,655           726
 Class Y  ............           62            69           558
Shares issued from
 reinvestment of dividends:
 Class A  ............            8           ---            30
 Class B  ............            1           ---             8
 Class C  ............           23           ---           147
 Class Y  ............            1           ---             3
Shares redeemed:
 Class A  ............         (266)       (1,040)         (167)
 Class B  ............          (46)         (208)          (32)
 Class C  ............       (1,539)      (12,363)         (625)
 Class Y  ............          (15)          (90)         (118)
                                ---         -----           ---
Increase (decrease) in
 outstanding capital shares
                                988        (8,818)        1,344
                                ===        ======         =====
Value issued from sale
 of shares:
 Class A  ............      $ 8,291      $ 13,695       $ 5,535
 Class B  ............        1,333         1,592           988
 Class C  ............       21,310        18,932         5,820
 Class Y  ............          698           520         4,466
Value issued from reinvestment
 of dividends:
 Class A  ............           85           ---           236
 Class B  ............           12           ---            66
 Class C  ............          262           ---         1,174
 Class Y  ............           11           ---            25
Value redeemed:
 Class A  ............       (2,965)       (7,407)       (1,332)
 Class B  ............         (514)       (1,466)         (265)
 Class C  ............      (17,189)      (87,355)       (5,007)
 Class Y  ............         (174)         (699)         (938)
                            -------      --------        ------
Increase (decrease) in
 outstanding capital        $11,160      $(62,188)      $10,768
                            =======      ========        ======

                      International     Large Cap      Limited-

                             Growth        Growth     Term Bond
                               Fund          Fund          Fund
                        -----------    ----------   -----------
Shares issued from sale
  of shares:
 Class A  ............        4,496         2,011         6,921
 Class B  ............           69            88           473
 Class C  ............          616           280         1,711
 Class Y  ............       17,611            49           369
Shares issued from
 reinvestment of dividends:
 Class A  ............          ---           ---            68
 Class B  ............          ---           ---             8
 Class C  ............          ---           ---            63
 Class Y  ............          ---           ---             4
Shares redeemed:
 Class A  ............       (4,449)       (1,270)       (3,784)
 Class B  ............          (38)          (84)          (96)
 Class C  ............       (2,056)         (384)         (866)
 Class Y  ............      (17,027)          (10)         (256)
                              -----           ---         -----
Increase (decrease) in
 outstanding capital shares    (778)          680         4,615
                                ===           ===         =====
Value issued from sale
 of shares:
 Class A  ............     $ 38,377       $14,751       $71,487
 Class B  ............          574           659         4,892
 Class C  ............        5,307         2,093        17,693
 Class Y  ............      153,398           372         3,831
Value issued from reinvestment
 of dividends:
 Class A  ............          ---           ---           702
 Class B  ............          ---           ---            81
 Class C  ............          ---           ---           654
 Class Y  ............          ---           ---            43
Value redeemed:
 Class A  ............      (38,451)       (9,456)      (39,049)
 Class B  ............         (316)         (625)         (995)
 Class C  ............      (17,451)       (2,890)       (8,953)
 Class Y  ............     (149,023)          (75)       (2,662)
                           --------       -------       -------
Increase (decrease)
 in outstanding capital    $ (7,585)      $ 4,829       $47,724
                           ========       =======       =======

                            Mid Cap         Money     Municipal

                             Growth        Market          Bond
                               Fund          Fund          Fund
                        -----------    ----------    ----------
Shares issued from sale
  of shares:
 Class A  ............        1,079        23,939           340
 Class B  ............           72         1,022            36
 Class C  ............          190        12,225           313
 Class Y  ............           50           N/A           ---*
Shares issued from
 reinvestment of dividends:
 Class A  ............          ---*          114             7
 Class B  ............          ---             1             1
 Class C  ............          ---            16            60
 Class Y  ............          ---*          N/A           ---*
Shares redeemed:
 Class A  ............         (681)      (18,823)         (304)
 Class B  ............          (60)         (413)          ---*
 Class C  ............         (204)       (9,788)         (443)
 Class Y  ............          (49)          N/A           ---
                                ---        ------           ---
Increase in
 outstanding capital shares     397         8,293            10
                                ===         =====            ==
Value issued from sale
 of shares:
 Class A  ............       $7,414       $23,939        $3,751
 Class B  ............          508         1,022           390
 Class C  ............        1,373        12,225         3,442
 Class Y  ............          355           N/A             2
Value issued from reinvestment
 of dividends:
 Class A  ............            2           114            73
 Class B  ............          ---             1             8
 Class C  ............          ---            16           658
 Class Y  ............            1           N/A           ---*
Value redeemed:
 Class A  ............       (4,745)      (18,823)       (3,368)
 Class B  ............         (421)         (413)           (3)
 Class C  ............       (1,422)       (9,788)       (4,834)
 Class Y  ............         (362)          N/A           ---
                             ------       -------        ------
Increase in
 outstanding capital         $2,703       $ 8,293        $  119
                             ======       =======        ======
*Not shown due to rounding.

                        Science and     Small Cap   Tax-Managed

                         Technology        Growth        Equity
                               Fund          Fund          Fund
                        -----------    ----------    ----------
Shares issued from sale
  of shares:
 Class A  ............          800         3,910           156
 Class B  ............           99           317             3
 Class C  ............          569         2,885            31
 Class Y  ............          151        10,907           ---
Shares issued from
 reinvestment of dividends:
 Class A  ............          ---           ---           ---
 Class B  ............          ---           ---           ---
 Class C  ............          ---           ---           ---
 Class Y  ............          ---           ---           ---
Shares redeemed:
 Class A  ............         (456)       (2,969)         (228)
 Class B  ............          (53)         (216)          (16)
 Class C  ............       (1,707)      (10,689)          (45)
 Class Y  ............          (94)      (10,368)          ---
                              -----        ------           ---
Decrease in
 outstanding capital
 shares  .............         (691)       (6,223)          (99)
                                ===         =====            ==
Value issued from sale
 of shares:
 Class A  ............      $11,616      $ 32,860          $913
 Class B  ............        1,447         2,669            19
 Class C  ............        8,405        24,235           177
 Class Y  ............        2,271       103,179           ---
Value issued from reinvestment
 of dividends:
 Class A  ............          ---           ---           ---
 Class B  ............          ---           ---           ---
 Class C  ............          ---           ---           ---
 Class Y  ............          ---           ---           ---
Value redeemed:
 Class A  ............       (6,696)      (24,603)       (1,308)
 Class B  ............         (755)       (1,712)          (90)
 Class C  ............      (25,069)      (88,011)         (255)
 Class Y  ............       (1,416)     (100,287)          ---
                            -------      --------        ------
Decrease in
 outstanding capital       $(10,197)     $(51,670)       $ (544)
                           ========      ========        ======

Transactions in capital stock for the fiscal year ended March 31, 2002 are summarized below.  Amounts are in thousands.

                              Asset          Core          High
                           Strategy        Equity        Income
                               Fund          Fund          Fund
                        -----------    ----------   -----------
Shares issued from sale
  of shares:
 Class A  ............          278           932           216
 Class B  ............          123           343            54
 Class C  ............          807         3,045           371
 Class Y  ............           17           215            11
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............           13            28            10
 Class B  ............            8            23             7
 Class C  ............          154         1,474           164
 Class Y  ............            2            12           ---*
Shares redeemed:
 Class A  ............         (135)         (335)          (54)
 Class B  ............          (62)         (145)          (28)
 Class C  ............       (1,340)      (10,459)         (661)
 Class Y  ............          (10)          (91)           (5)
                              -----        ------           ---
Increase (decrease) in
 outstanding capital shares
                               (145)       (4,958)           85
                              =====        ======           ===
Value issued from sale
 of shares:
 Class A  ............      $ 3,215      $  8,461        $1,820
 Class B  ............        1,438         3,155           458
 Class C  ............        9,437        27,796         3,139
 Class Y  ............          195         2,087            93
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............          152           243            83
 Class B  ............           86           196            56
 Class C  ............        1,728        12,760         1,380
 Class Y  ............           26           111             2
Value redeemed:
 Class A  ............       (1,530)       (2,990)         (456)
 Class B  ............         (717)       (1,284)         (236)
 Class C  ............      (15,529)      (94,385)       (5,563)
 Class Y  ............         (109)         (864)          (43)
                            -------      --------        ------
Increase (decrease) in
 outstanding capital        $(1,608)     $(44,714)       $  733
                            =======      ========        ======
*Not shown due to rounding.

                      International     Large Cap      Limited-

                             Growth        Growth     Term Bond
                               Fund          Fund          Fund
                        -----------    ----------   -----------
Shares issued from sale
  of shares:
 Class A  ............          647         1,094           664
 Class B  ............           92           106           116
 Class C  ............          519           406           796
 Class Y  ............        1,834           171            15
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............            2           ---            11
 Class B  ............            1           ---             3
 Class C  ............           26           ---            74
 Class Y  ............            2           ---             8
Shares redeemed:
 Class A  ............         (426)         (965)        (124)
 Class B  ............          (45)          (92)         (21)
 Class C  ............       (3,137)         (390)        (639)
 Class Y  ............       (1,560)         (117)        (115)
                              -----           ---           ---
Increase (decrease) in
 outstanding capital shares  (2,045)          213           788
                              =====           ===           ===
Value issued from sale
 of shares:
 Class A  ............     $  6,829        $9,985        $6,852
 Class B  ............          979           968         1,191
 Class C  ............        5,559         3,717         8,205
 Class Y  ............       19,389         1,580           151
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............           20           ---           115
 Class B  ............            6           ---            31
 Class C  ............          258           ---           756
 Class Y  ............           19           ---            84
Value redeemed:
 Class A  ............       (4,428)       (8,924)      (1,275)
 Class B  ............         (461)         (821)        (220)
 Class C  ............      (32,705)       (3,504)      (6,573)
 Class Y  ............      (16,524)       (1,067)      (1,179)
                           --------        ------        ------
Increase (decrease)
 in outstanding capital    $(21,059)       $1,934        $8,138
                           ========        ======        ======

                            Mid Cap         Money     Municipal

                             Growth        Market          Bond
                               Fund          Fund          Fund
                        -----------    ----------    ----------
Shares issued from sale
  of shares:
 Class A  ............          883         6,770           141
 Class B  ............           98         1,094             8
 Class C  ............          314        18,256           222
 Class Y  ............          150           N/A           ---
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............            8           128             6
 Class B  ............          ---             7           ---*
 Class C  ............          ---           129            71
 Class Y  ............          ---*          N/A           ---*
Shares redeemed:
 Class A  ............         (507)       (6,390)         (63)
 Class B  ............          (60)         (954)          (1)
 Class C  ............         (232)      (21,219)        (455)
 Class Y  ............         (122)          N/A           ---
                                ---        ------           ---
Increase (decrease) in
 outstanding capital shares     532        (2,179)          (71)
                                ===        ======           ===
Value issued from sale
 of shares:
 Class A  ............       $7,968       $ 6,770        $1,516
 Class B  ............          881         1,094            87
 Class C  ............        2,828        18,256         2,389
 Class Y  ............        1,337           N/A           ---
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............           75           128            61
 Class B  ............          ---             7             2
 Class C  ............          ---           129           758
 Class Y  ............            3           N/A           ---*
Value redeemed:
 Class A  ............       (4,559)       (6,390)        (680)
 Class B  ............         (529)         (954)          (6)
 Class C  ............       (2,047)      (21,219)      (4,875)
 Class Y  ............       (1,046)          N/A           ---
                             ------       -------        ------
Increase (decrease) in
 outstanding capital         $4,911       $(2,179)       $ (748)
                             ======       =======        ======
*Not shown due to rounding.

                        Science and     Small Cap   Tax-Managed

                         Technology        Growth        Equity
                               Fund          Fund          Fund
                        -----------    ----------    ----------
Shares issued from sale
  of shares:
 Class A  ............          566         5,892           248
 Class B  ............          129           396            26
 Class C  ............          720         3,337            63
 Class Y  ............          141        24,633           ---
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............          ---*          ---           ---
 Class B  ............          ---*          ---           ---
 Class C  ............            7           ---           ---
 Class Y  ............          ---*          ---           ---
Shares redeemed:
 Class A  ............         (224)       (4,819)          (80)
 Class B  ............          (66)         (158)          (11)
 Class C  ............       (2,030)      (10,698)         (164)
 Class Y  ............          (58)      (22,478)          ---
                              -----        ------           ---
Increase (decrease) in
 outstanding capital
 shares  .............         (815)       (3,895)           82
                              =====        ======           ===
Value issued from sale
 of shares:
 Class A  ............     $ 10,531      $ 59,708        $1,672
 Class B  ............        2,365         4,011           181
 Class C  ............       13,288        33,660           441
 Class Y  ............        2,655       273,657           ---
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............           11           ---           ---
 Class B  ............            4           ---           ---
 Class C  ............          129           ---           ---
 Class Y  ............            3           ---           ---
Value redeemed:
 Class A  ............       (4,148)      (49,068)         (540)
 Class B  ............       (1,191)       (1,578)          (77)
 Class C  ............      (36,830)     (106,518)       (1,107)
 Class Y  ............       (1,108)     (248,493)          ---
                           --------      --------         -----
Increase (decrease) in
 outstanding capital       $(14,291)     $(34,621)        $ 570
                           ========      ========         =====
*Not shown due to rounding.

NOTE 6 -- Options


Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Asset Strategy Fund, transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2002                135     $   48,515
     Options written              10,430      2,745,523
     Options terminated
       in closing purchase
       transactions              (10,565)    (2,794,038)
     Options exercised               ---            ---
     Options expired                 ---            ---
                                   -----     ----------
     Outstanding at
       March 31, 2003                ---     $      ---
                                   =====     ==========

For Asset Strategy Fund, transactions in put options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2002                ---       $    ---
     Options written                 516        100,756
     Options terminated
       in closing purchase
       transactions                 (516)      (100,756)
     Options exercised               ---            ---
     Options expired                 ---            ---
                                    ----       --------
     Outstanding at
       March 31, 2003                ---       $    ---
                                    ====       ========

For Mid Cap Growth Fund, transactions in call options written were as follows:


                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2002                137       $ 25,049
     Options written                 941        162,907
     Options terminated
       in closing purchase
       transactions                 (513)      (106,071)
     Options exercised               ---            ---
     Options expired                (419)       (62,128)
                                    ----       --------
     Outstanding at
       March 31, 2003                146       $ 19,757
                                    ====       ========

For Mid Cap Growth Fund, transactions in put options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2002                ---        $   ---
     Options written                 180         45,274
     Options terminated
       in closing purchase
       transactions                 (144)       (30,947)
     Options exercised               (17)        (2,414)
     Options expired                 (19)       (11,913)
                                    ----        -------
     Outstanding at
       March 31, 2003                ---        $   ---
                                    ====        =======

For Science and Technology Fund, transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2002                 95     $   28,804
     Options written              12,894      2,996,017
     Options terminated
       in closing purchase
       transactions               (7,831)    (1,676,201)
     Options exercised            (1,851)      (544,253)
     Options expired                (889)      (212,287)
                                   -----     ----------
     Outstanding at
       March 31, 2003              2,418     $  592,080
                                   =====     ==========

For Science and Technology Fund, transactions in put options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2002                ---       $    ---
     Options written               4,995        721,730
     Options terminated
       in closing purchase
       transactions               (2,987)      (491,811)
     Options exercised              (269)       (27,707)
     Options expired              (1,011)      (125,044)
                                   -----       --------
     Outstanding at
       March 31, 2003                728       $ 77,168
                                   =====       ========

For Tax-Managed Equity Fund, transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2002                ---        $   ---
     Options written                 369         41,386
     Options terminated
       in closing purchase
       transactions                  (69)       (12,668)
     Options exercised               ---            ---
     Options expired                 (21)        (1,953)
                                    ----        -------
     Outstanding at
       March 31, 2003                279        $26,765
                                    ====        =======

For Tax-Managed Equity Fund, transactions in put options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       March 31, 2002                ---         $  ---
     Options written                  42          5,474
     Options terminated
       in closing purchase
       transactions                  (42)        (5,474)
     Options exercised               ---            ---
     Options expired                 ---            ---
                                   -----         ------
     Outstanding at
       March 31, 2003                ---         $  ---
                                   =====         ======


NOTE 7 -- Futures

The Corporation may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Corporation is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Corporation each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Corporation as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Corporation uses futures to attempt to reduce the overall risk of its investments.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
W&R Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Fund, Core Equity Fund, High Income Fund, International Growth Fund, Large Cap Growth Fund, Limited-Term Bond Fund, Mid Cap Growth Fund, Money Market Fund, Municipal Bond Fund, Science and Technology Fund, Small Cap Growth Fund and Tax-Managed Equity Fund (collectively the "Funds") comprising W&R Funds, Inc. as of March 31, 2003, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising W&R Funds, Inc., as of March 31, 2003, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
May 9, 2003

INCOME TAX INFORMATION


The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you in the Funds shown on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                    For Individuals               For Corporations
                  ----------------------------------------------------
    Record         OrdinaryLong-Term                    Non-Long-Term
      Date   Total   IncomeCapital Gain  QualifyingQualifyingCapital Gain
  --------   -----  -----------------      ----------------------------
                              Asset Strategy Fund
                                    Class A
   6-12-02 $0.0470  $0.0470     $---        $0.0083  $0.0387     $---
   9-11-02  0.0320   0.0320      ---         0.0092   0.0228      ---
  12-11-02  0.0430   0.0430      ---         0.0123   0.0307      ---
   3-12-03  0.0280   0.0280      ---         0.0081   0.0199      ---
           -------  -------     ----        -------  -------     ----
     Total $0.1500  $0.1500     $---        $0.0379  $0.1121     $---
           =======  =======     ====        =======  =======     ====
                              Asset Strategy Fund
                                    Class B
   6-12-02 $0.0240  $0.0240     $---        $0.0043  $0.0197     $---
   9-11-02  0.0060   0.0060      ---         0.0017   0.0043      ---
  12-11-02  0.0150   0.0150      ---         0.0043   0.0107      ---
   3-12-03  0.0010   0.0010      ---         0.0003   0.0007      ---
           -------  -------     ----        -------  -------     ----
     Total $0.0460  $0.0460     $---        $0.0106  $0.0354     $---
           =======  =======     ====        =======  =======     ====
                              Asset Strategy Fund
                                    Class C
   6-12-02 $0.0250  $0.0250     $---        $0.0044  $0.0206     $---
   9-11-02  0.0100   0.0100      ---         0.0029   0.0071      ---
  12-11-02  0.0210   0.0210      ---         0.0060   0.0150      ---
   3-12-03  0.0050   0.0050      ---         0.0015   0.0035      ---
           -------  -------     ----        -------  -------     ----
     Total $0.0610  $0.0610     $---        $0.0148  $0.0462     $---
           =======  =======     ====        =======  =======     ====
                              Asset Strategy Fund
                                    Class Y
   6-12-02 $0.0500  $0.0500     $---        $0.0089  $0.0411     $---
   9-11-02  0.0340   0.0340      ---         0.0098   0.0242      ---
  12-11-02  0.0450   0.0450      ---         0.0129   0.0321      ---
   3-12-03  0.0300   0.0300      ---         0.0087   0.0213      ---
           -------  -------     ----        -------  -------     ----
     Total $0.1590  $0.1590     $---        $0.0403  $0.1187     $---
           =======  =======     ====        =======  =======     ====
                              Mid Cap Growth Fund
                                    Class A
  12-11-02 $0.0010  $0.0010     $---        $0.0010     $---     $---
           =======  =======     ====        =======     ====     ====
                              Mid Cap Growth Fund
                                    Class Y
  12-11-02 $0.0260  $0.0260     $---        $0.0260     $---     $---
           =======  =======     ====        =======     ====     ====

Dividends are declared and recorded by each of the following Funds on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends and long-term capital gains paid during the fiscal year ended March 31, 2003:
                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                  --------------------------------------------------------------
  Record         Ordinary      Long-Term                     Non- Long-Term
    Date    Total  Income   Capital Gain     QualifyingQualifyingCapital Gain
----------- ------------- ---------------      ----------------------------
                                High Income Fund
                     Class A, Class B, Class C and Class Y
April 2002
  through
  December
  2002    100.0000%100.0000%    ---%        2.3212% 97.6788%     ---%
January 2003
  through
  March
  2003    100.0000%100.0000%    ---%        1.8825% 98.1175%     ---%
                             Limited-Term Bond Fund
                     Class A, Class B, Class C and Class Y
April 2002
  through
  March
  2003    100.0000%100.0000%    ---%           ---%100.0000%     ---%
                               Money Market Fund
                          Class A, Class B and Class C
April 2002
  through
  March
  2003    100.0000%100.0000%    ---%           ---%100.0000%     ---%
                              Municipal Bond Fund
                     Class A, Class B, Class C and Class Y
                     For Individuals          For Corporations
             ------------------------------------------------------------------
 Record      OrdinaryLong-TermExempt      Non-Long-Term  Exempt
  Date  Total  IncomeCapital GainInterestQualifyingCapital GainInterest
------------- ------------------------------------------------------
April 2002
through
December
  2002100.0000%1.3546%  ---%98.6454%   1.3546%     ---%98.6454%
January 2003
through
 March
  2003100.0000%0.3330%  ---%99.6670%   0.3330%     ---%99.6670%

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from Municipal Bond Fund may be subject to the alternative minimum tax.

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The Board of Directors of W&R Funds, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Fund Complex") for a total of 48 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.


Disinterested Directors


James M. Concannon (55)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (64)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (70)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway

Linda K. Graves (49)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years: formerly, First Lady of Kansas Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (36)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: General Counsel of the University of Oklahoma, Cameron University and Rogers State University; Vice President of the University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments Other Directorships held by Director: Director and Treasurer, Oklahoma Appleseed Center for Law and Justice; Trustee, Ivy Fund

John F. Hayes (83)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (79)
13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director

Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (66)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor Emeritus, formerly Professor of Business Administration, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  Trustee, Ivy Fund

Frederick Vogel III (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None


Interested Directors


Robert L. Hechler (66)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (60)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Fund (2002 to present)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) and affiliate of WRIMCO; Trustee, Ivy Fund

Frank J. Ross, Jr. (49)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (58)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Other Directorships held by Director: Chairman of the Board and Trustee, Ivy Fund


Officers


Theodore W. Howard (60)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 11 years; Principal Financial Officer, 1 year
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Fund (2002 to present); Treasurer of Ivy Fund (since 2003); Assistant Treasurer of Ivy Fund (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (35)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  3 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Fund (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to
2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  3 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Fund (2002 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Annual Privacy Notice


Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice


If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:


As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

W&R Funds, Inc.


Asset Strategy Fund
Core Equity Fund
High Income Fund
International Growth Fund
Large Cap Growth Fund
Limited-Term Bond Fund
Mid Cap Growth Fund
Money Market Fund
Municipal Bond Fund
Science and Technology Fund
Small Cap Growth Fund
Tax-Managed Equity Fund









------------------------------------

FOR MORE INFORMATION:
Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888) WADDELL
  (888) 923-3355

Our INTERNET address is:
  http://www.waddell.com

WRR3000A(3-03)


For more complete information regarding any of the mutual funds in W&R Funds, Inc., including charges and expenses, please obtain the Corporation's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.